UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.       )

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement

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☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

Conagra Brands, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Our Brands

Visit ConagraBrands.com for a full list of our leading brands.

MESSAGE FROM OUR PRESIDENT AND CHIEF EXECUTIVE OFFICER

Message from Our President and Chief Executive Officer

“Despite a challenging environment, we launched a robust slate of innovative new products, saw strong share gains, and delivered solid free cash flow.

Our business generated $1.7 billion in net cash flow from operating activities this year, further strengthening our balance sheet. This allowed us to reduce our net debt[1] by $364 million and pay dividends of $669 million while maintaining significant levels of investment in our business.”

August 6, 2025

Dear Fellow Shareholders,

I am delighted to invite you to participate in the Conagra Brands, Inc. 2025 Annual Meeting of Shareholders. The Annual Meeting will include a brief Company overview and business report, a discussion of and voting on matters described in the Notice of 2025 Annual Meeting of Shareholders and Proxy Statement, and a question-and-answer session.

Looking back at fiscal year 2025, we managed a challenging macro-environment and encountered several external obstacles. Throughout this period, we remained steadfast in advancing our long-term strategic objectives and building a strong foundation for the future. During the year, we launched a robust slate of innovative new products, saw strong share gains, and delivered solid free cash flow. We also continued to take meaningful steps to reshape our portfolio including the acquisition of FATTY Smoked Meat Sticks and the divestiture of our India joint venture. Most recently, in fiscal 2026, we completed the divestitures of the Chef Boyardee, Van de Kamp’s, and Mrs. Paul brands. Together, these actions deepen our focus on our leading, growth-oriented frozen and healthy snacking businesses which remain key to our strategy. I am proud of the progress we have made, and the resiliency, agility, and adaptability our team has displayed throughout the year.

Our business generated $1.7 billion in net cash flow from operating activities this year, further strengthening our balance sheet. This allowed us to reduce our net debt[1] by $364 million and pay dividends of $669 million while maintaining significant levels of investment in our business. Our achievements would not have been possible without the dedication and hard work of our employees who consistently demonstrate a commitment to excellence, our business, our communities, and the world.

In further recognition of that commitment, I’m proud of the further progress we made across our four citizenship pillars: Good Food, Responsible Sourcing, Better Planet, and Stronger Communities, the details of which you can find each year in our Citizenship Report. In fiscal 2025, our employees volunteered more than 10,000 hours of their time across our local communities in addition to raising more than $500,000 to benefit the United Way and other non-profits.

Of course, innovation continued to be a top priority in fiscal 2025. Our innovation strategy is fueled by our understanding of consumers’ food priorities. Many consumers are looking for foods that support their health and wellness goals, fit their diverse lifestyles, and provide for their nutritional needs. Our portfolio excels in offering convenient access to a variety of food groups including whole vegetables, portion-controlled frozen meals, whole grain popcorn, and quality protein. Brands like Birds Eye®, with many of its innovative frozen vegetable options, and Healthy Choice®, offering a variety of healthy meals to support consumers’ nutrition goals, exemplify how we support healthy eating patterns. We also provide a range of products to meet consumers' diverse nutritional needs, including Gardein® vegan products, UDI’s® and Glutino® gluten-free products, Hunts® and Rotel® tomatoes, and Rosarita® and Ranch-Style® beans.

CONAGRA BRANDS 2025 PROXY STATEMENT 1

MESSAGE FROM OUR PRESIDENT AND CHIEF EXECUTIVE OFFICER

As we look ahead, we will remain proactive in our pursuit of shareholder value creation. We remain focused on driving volume improvement, optimizing our brand investments, investing in our supply chain, and continuously modernizing our portfolio to drive consistent profitability into the future.

On behalf of our entire organization, I extend my heartfelt thanks for your continued investment and support of Conagra Brands as we strive to create value for our shareholders.

Sincerely,

Sean Connolly
CEO, Conagra Brands, Inc.

[1] Non-GAAP Financial Measure. See Appendix A to this Proxy Statement for more information and a reconciliation of Non-GAAP financial measures to the most directly comparable GAAP measure.

2 CONAGRA BRANDS 2025 PROXY STATEMENT

MESSAGE FROM OUR CHAIRMAN

Message from our Chairman

“The food industry is undergoing a dramatic transformation. To remain successful, our Company must be disciplined, agile, and focused on the execution of Conagra’s growth strategy.

The independent Directors are committed to providing proper guidance and oversight through dynamic engagement with management and by maintaining a collegial and collaborative culture.”

August 6, 2025

Dear Fellow Shareholders,

During fiscal year 2025, Conagra’s Board of Directors provided strategic oversight and guidance to management as the company navigated a very dynamic environment. Highlights of the Board’s focus areas from this past year are summarized below.

Board Oversight of Business Strategy

The Directors leveraged their diverse backgrounds, capabilities, and experiences to engage with management on the opportunities and risks associated with Conagra Brands' business and culture. The Board reviewed and approved the Company’s strategic initiatives and capital allocation priorities. These included portfolio shaping opportunities such as the acquisition of FATTY Smoked Meat Sticks and the divesture of Chef Boyardee, supply chain investments, digital transformation, and productivity initiatives. Board meeting agendas provide numerous opportunities for the independent Directors to fully understand and support Conagra’s culture: a culture focused on delivering results and living the Company’s values every day.

Shareholder Engagement

Our shareholder outreach and engagement program yielded valuable insights and direction. Throughout the year, members of the Board and the management team met with shareholders to understand investor perspectives on the Company’s performance and share insight on the Company’s strategic priorities.

The Board values and appreciates the feedback provided. We considered shareholder feedback to inform our decisions across several areas. We strengthened our compensation-related disclosures and made meaningful enhancements to our executive compensation program to better align these programs with shareholder interests. Please see the letter from the Chair of the Human Resources Committee on page 36 for more details regarding these enhancements.

Board Governance

The Board maintained its focus on strong governance and creating a culture where constructive debate empowers sound decision-making. At the conclusion of each board meeting, the independent Directors meet in executive session, first with the CEO and then without. These sessions provide the Directors with an opportunity to discuss the meeting: what went well, opportunities for improvement, and suggestions for future agenda topics. All independent Directors actively participate in these sessions. At the conclusion of each session, the Board chair meets with the CEO to communicate the Board’s feedback and provide direction for subsequent Board meetings.

The Board also engages in a rigorous self-assessment process. The Chair meets with each independent Director to: a) discuss the performance of the Board, management, and the Company during the previous fiscal year; b) identify key areas of opportunity for the new fiscal year; c) provide any relevant feedback regarding their colleagues so that the Board can maintain its high performance and

CONAGRA BRANDS 2025 PROXY STATEMENT 3

MESSAGE FROM OUR CHAIRMAN

strong culture. All discussions remain confidential. A summary is first discussed with the CEO and then in executive session with the independent Directors.

Succession Planning

The independent Directors continue to lead a comprehensive management succession planning process. This includes the development of potential internal successors to our CEO and the senior leadership team. The independent Directors interact with the senior leadership team and other members of the management team on a regular basis. Based on the independent Directors’ view of the Company’s talent bench, we’re confident that the right talent is being developed to lead our Company and achieve its long-term goals and reward investors.

To ensure that your Board continues to perform at a high level, the Nominating and Corporate Governance Committee has undertaken a disciplined succession planning process for Committee and Board leadership positions. This work will continue over the next few years.

Board Transition

The Board would like to thank Fran Horowitz, who has decided not to stand for re-election at this year’s Annual Meeting, for her years of exemplary service to Conagra. Fran’s insight and guidance have been invaluable to the Company. We wish her the very best.

Final Thoughts

The food industry is undergoing a dramatic transformation. To remain successful, our Company must be disciplined, agile, and focused on the execution of Conagra’s growth strategy.

The independent Directors are confident in Sean Connolly’s leadership as CEO and the strength and depth of our leadership team. Sean and his team are deeply committed to delivering superior shareholder value over the long term. The independent Directors are committed to providing proper guidance and oversight through dynamic engagement with management and by maintaining a collegial and collaborative culture.

Thank you for your investment in Conagra Brands and for your ongoing support.

Sincerely,

Richard H. Lenny
Independent Chair of the Board of Directors.

4 CONAGRA BRANDS 2025 PROXY STATEMENT

NOTICE OF 2025 ANNUAL MEETING OF SHAREHOLDERS

Notice of 2025 Annual Meeting of Shareholders

Meeting Information

When	Where	Record Date
Wednesday, September 17, 2025 Noon CDT	Online at www.virtualshareholdermeeting.com/CAG2025	Shareholders of record of our common stock as of the close of business on July 23, 2025 are entitled to notice and to vote at the meeting

Attend Online

Once again, the 2025 Annual Meeting of Shareholders (Annual Meeting) of Conagra Brands, Inc. will be held in a virtual forum only with no physical location. The Annual Meeting will include a brief report on our business, a discussion of and voting on matters described in the Notice of 2025 Annual Meeting of Shareholders and Proxy Statement, and a question-and-answer session. We believe the virtual format is advantageous to the Company by reducing our costs and advantageous to our shareholders who are able to attend our meeting from anywhere in the world at no cost. To attend and participate in the Annual Meeting, you will need the 16-digit control number included on your Notice of Internet Availability of Proxy Materials, proxy card, or voting instruction form. You may also ask questions, vote online, and examine our shareholder list during the Annual Meeting by following the instructions provided at www.virtualshareholdermeeting.com/CAG2025. Please see “Additional Information about the Meeting” in this Proxy Statement for details regarding the Annual Meeting.

Items of Business

Proposal Number		Board Recommendation		Page Reference
1	Election of directors	✓	Vote FOR ALL	14
2	Advisory vote to approve named executive officer compensation	✓	Vote FOR	35
3	Ratification of the appointment of KPMG LLP as our independent auditor for fiscal 2026	✓	Vote FOR	80

We will also transact any other business properly brought before the Annual Meeting, or any postponement or adjournment thereof.

Please carefully review the accompanying Proxy Statement which provides detailed information about the above matters to be considered at the Annual Meeting.

Executive Vice President, General Counsel and Corporate Secretary
By Order of the Board of Directors, Carey Bartell Executive Vice President, General Counsel and Corporate Secretary August 6, 2025

CONAGRA BRANDS 2025 PROXY STATEMENT 5

6 CONAGRA BRANDS 2025 PROXY STATEMENT

PROXY VOTING ROADMAP

Proxy Voting Roadmap

We are providing the enclosed proxy materials to you in connection with the solicitation by the Board of Directors (the Board) of Conagra Brands, Inc. of proxies to be voted at the Annual Meeting of Shareholders to be held on September 17, 2025 (the Annual Meeting). We began making our proxy materials available on August 6, 2025.

1	Election of Directors	✓
The Board of Directors recommends that you vote FOR each director nominee.

Our business is managed under the direction of the Board, and, as more fully described starting on page 14, you are being asked to vote to elect the director nominees to hold office until the Conagra Brands 2026 Annual Meeting of Shareholders, and until their successors have been elected and qualified. The Board has nominated the below 10 listed nominees, all of whom currently serve on the Board, for election at the Annual Meeting. The Board believes that the combined nominee group reflects a broad range of skills, education, experiences, qualifications, age, tenure, and other characteristics that are valuable to our Company.

				Standing Committee Membership			# of Other Public Company Boards
Name and Primary Occupation	Age	Director Since	Independent	Audit / Finance	Human Resources	Nominating & Corporate Governance
Anil Arora Senior Partner The TIFIN Group	64	2018	✓				1
Thomas “Tony” K. Brown Retired Group Vice President, Global Purchasing Ford Motor Company	69	2013	✓				1
Emanuel “Manny” Chirico Retired Exec. Chairman and CEO PVH Corp.	68	2021	✓				1
Sean M. Connolly President and CEO Conagra Brands, Inc.	59	2015					0
George Dowdie Retired Executive Vice President of Global Supply Chain Starbucks Corporation	69	2022	✓				0
Francisco Fraga EVP Chief Information Officer and Chief Technology Officer McKesson Corporation	52	2023	✓				0
Richard H. Lenny Retired Chair, President and CEO The Hershey Company	73	2009	✓	*			1
Melissa Lora Retired President, Taco Bell International, part of Yum! Brands, Inc.	63	2019	✓				1
Ruth Ann Marshall Retired President of the Americas MasterCard International, Inc.	71	2007	✓				2
Denise A. Paulonis President and CEO Sally Beauty Holdings, Inc.	53	2022	✓				1

Independent Chair of the Board		Committee Chair		Committee Member		Audit Committee Financial Expert
*As Board Chair, Mr. Lenny is also deemed an ex-officio member of the Audit / Finance Committee, attending select meetings.

CONAGRA BRANDS 2025 PROXY STATEMENT 7

PROXY VOTING ROADMAP

2	Advisory Vote to Approve Named Executive Officer Compensation ✓
Our Board recommends that you vote FOR this proposal 2, on an advisory basis, to approve our named executive officer compensation.

You are being asked to vote on a non-binding advisory proposal to approve the compensation of our named executive officers as more fully described in the “Compensation Discussion and Analysis” in this proxy statement beginning on page 41 and the executive compensation tables and related discussion beginning on page 61.

Our executive compensation program is aligned with our strategy, and fiscal year 2025 executive compensation was meaningfully tied to our financial performance. For fiscal year 2025, the compensation actually paid to our CEO reported in our pay versus performance table was 117% less than the total compensation reported in the Summary Compensation Table, reflecting the Company’s pay-for-performance alignment.

Our executive compensation program is designed to:

● reward performance ● drive focus, engagement, and execution ● support our business strategies ● discourage excessive risk-taking	● make us competitive with other organizations for top talent, and ● align the interests of our executive officers with the long-term interests of our shareholders

RESPONSE TO 2024 SAY-ON-PAY VOTE

Our Human Resources Committee responded to shareholder feedback by:

●
Retaining Free Cash Flow, which is key to our debt repayment goal, as a metric in the fiscal 2025 Annual Incentive Plan, in response to shareholder support to its introduction in fiscal 2024
●
Utilizing a three-year cumulative basis performance measurement period starting with the Performance Shares granted under our fiscal 2025 Long-Term Incentive (LTI) plan, replacing the year-over-year growth rate approach taken in recent years, responding to shareholder preference for longer-term goal setting
●
Introducing a relative Total Shareholder Return (TSR) payout modifier to the Performance Shares granted under our fiscal 2025 LTI plan, reflecting shareholder support of TSR metrics
●
Reaffirming the intention not to repeat the additional LTI value grant approach that was used in fiscal 2023 to address extraordinary circumstances that led to unearned performance awards and the commitment not to award any additional special grants to Mr. Connolly during his CEO tenure
●
Enhancing disclosure about our long-term CEO succession planning, reflecting shareholder interest

3	Ratification of the Appointment of KPMG LLP as our Independent Auditor for Fiscal 2026 ✓
Our Board recommends that you vote FOR this proposal 3, the ratification of the appointment of KPMG LLP as our independent auditor for fiscal 2026.

You are being asked to ratify the Audit / Finance Committee’s appointment of KPMG LLC as our independent auditors for fiscal 2026, as more fully described starting on page 80. KPMG LLP has served as our independent auditor since fiscal 2006 providing KPMG with significant experience with our financial statements, processes, procedures, and financial controls. The Audit / Finance Committee evaluates and ensures the rotation of the lead audit partner at our independent auditor. As a result of planned rotations of KPMG’s lead partner for our account, five different partners of KPMG have served as the lead audit partner for the Company.

8 CONAGRA BRANDS 2025 PROXY STATEMENT

PROXY VOTING ROADMAP

Voting YOUR VOTE IS VERY IMPORTANT. Even if you plan to attend and participate in the 2025 Annual Meeting, please promptly vote your shares in advance.

VOTING BEFORE THE 2025 ANNUAL MEETING

By Mail	By Internet	By Telephone	By Mobile Device
If you received paper copies of our proxy materials, complete, sign, date, and return (in the postage-paid envelope provided) the enclosed proxy card or voting instruction form	Go to www.proxyvote.com and follow the instructions	Call (toll-free, 24/7): • (800) 690-6903 (registered shareholders and ESPP participants) • (800) 454-8683 (beneficial owners) and follow the recorded instructions	Scan the QR code using your mobile device to go to www.proxyvote.com

Internet and telephone voting are available through 11:59 p.m. Eastern Time on September 17, 2025 for registered shareholders and beneficial owners, and through 11:59 p.m. Eastern Time on September 16, 2025 for shares held in the Conagra Brands Employee Stock Purchase Plan (ESPP). You will need the 16-digit control number included on your Notice of Internet Availability of Proxy Materials, proxy card, or voting instruction form for internet and telephone voting.

If you hold shares in the ESPP, your proxy card serves as voting instructions for the shares credited to your plan account and such shares must be voted prior to the Annual Meeting. The trustee for the ESPP must receive your voting instructions by 11:59 p.m. Eastern Time on September 16, 2025. If the plan trustee does not receive your instructions by that time, the trustee will vote the shares held by the ESPP in a single block in accordance with the instructions received with respect to a majority of the shares for which instructions are received.

ATTENDING AND VOTING AT THE ANNUAL MEETING

Shareholders will be able to attend and participate online and submit questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/CAG2025. To attend and participate in the Annual Meeting, you will need the 16-digit control number included on your Notice of Internet Availability of Proxy Materials, proxy card, or voting instruction form. The Annual Meeting will begin promptly at Noon CDT. We encourage you to access the Annual Meeting prior to the start time. Online access will begin at 11:30 a.m. CDT.

.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on September 17, 2025

This Notice of 2025 Annual Meeting of Shareholders, Proxy Statement, and Annual Report for the fiscal year ended May 25, 2025 are available at http://www.conagrabrands.com/investor-relations/financial-reports/annual-reports. If you receive a Notice of Internet Availability of Proxy Materials by mail, you will not receive a paper copy of our Notice of Annual Meeting, Proxy Statement, and Annual Report unless you specifically request a copy. You may request a paper copy by following the instructions on the Notice of Internet Availability of Proxy Materials. We began making our proxy materials available on August 6, 2025.

CONAGRA BRANDS 2025 PROXY STATEMENT 9

PROXY VOTING ROADMAP

Forward-Looking Statements and Website Links

This Proxy Statement may contain forward-looking statements within the meaning of the federal securities laws. Examples of forward-looking statements include statements regarding our strategy, plans, and objectives and other statements that are not historical facts. You can identify forward-looking statements by their use of forward-looking words, such as “may,” “will,” “anticipate,” “expect,” “believe,” “estimate,” “intend,” “plan,” “should,” “seek,” or comparable terms. Readers of this document should understand that these statements are not guarantees of performance. Forward-looking statements provide our current expectations and beliefs concerning future events and are subject to risks, uncertainties, and factors relating to our business and operations, all of which are difficult to predict and could cause our actual results to differ materially from the expectations expressed in or implied by such forward-looking statements. These risks, uncertainties, and factors include those described in our reports filed from time to time with the Securities and Exchange Commission (SEC). We caution readers not to place undue reliance on any forward-looking statements included in this document, which speak only as of the date of this document. We undertake no responsibility to update these statements, except as required by law. Website references throughout this document are provided for convenience only, and the content on the referenced websites is not incorporated by reference into, and does not constitute a part of, this Proxy Statement

10 CONAGRA BRANDS 2025 PROXY STATEMENT

ABOUT CONAGRA BRANDS

About Conagra Brands

Company Overview and Business Strategy

Company Overview

Conagra Brands, Inc. (NYSE: CAG), referred to as Conagra Brands, Conagra, we, or the Company, is one of North America's leading branded food companies. We combine a 100-year history of making quality food with agility and a relentless focus on collaboration and innovation. The Company's portfolio is continuously evolving to satisfy consumers' ever-changing food preferences. Conagra's brands include Birds Eye®, Duncan Hines®, Healthy Choice®, Marie Callender's®, Reddi-wip®, Slim Jim®, Angie's® BOOMCHICKAPOP®, DAVID® seeds, Vlasic® and many more.

Headquarters Chicago, Illinois	~18,300 Number of employees (as of May 25, 2025)	~$11.6B Fiscal 2025 revenue

Business Strategy

At Conagra, we aspire to have the most impactful, energized, and inclusive culture in food. We seek to build a diverse team that embraces debate to challenge marketplace and business conventions. We strive to be respected for our great brands, great food, great margins, and consistent results.

Conagra Brands is on a journey to architect a focused, branded, pureplay by transforming our portfolio, enhancing our capabilities, and establishing an entrepreneurial culture to deliver consistent, superior performance. We operate three distinct domains with clear strategies:

Frozen	Snacks	Staples

Drive Growth	Drive Growth	Generate Cash

CONAGRA BRANDS 2025 PROXY STATEMENT 11

ABOUT CONAGRA BRANDS

Fiscal 2025 Performance Highlights

Organic Growth and Share Gains Amid Challenging Macro-Environment

Throughout fiscal 2025, we remained steadfast in advancing our long-term strategic objectives and building a strong foundation for the future despite the challenging macro-environment and several external obstacles.

Net Sales	Earnings Per Share (EPS)	Operating Profit	Net Cash Flow from Operating Activities
$11.6B	$2.40	$1.4B	$1.7B
Organic Net Sales[1]	Adjusted EPS[1]	Adjusted Operating Profit[1]	Free Cash Flow[1]
$11.6B	$2.30	$1.6B	$1.3B

Improved Efficiency, Strong Cash Flow, Debt Reduction, and Continued Return of Capital to Shareholders

In fiscal 2025, we reached our “Fuel for Growth” $1 billion efficiency target, accomplished through initiatives such as network optimization and integrated margin management. Our net cash flow from operating activities was $1,692 million, our free cash flow¹ was $1,303 million, and our free cash flow conversion rate1 was 118% in fiscal 2025. During the year, we reduced our net debt1 by $364 million and returned $669 million in dividends to shareholders.

Active Portfolio Reshaping

Fiscal 2025 was an active year for Conagra Brands portfolio reshaping. We divested our stake in Agro Tech Foods Limited (ATFL), an Indian joint venture. Additionally, we acquired Sweetwood Smoke & Co., maker of FATTY Smoked Meat Sticks, protein-packed, better-for-you snacks made with high-quality pork and beef smoked with real hickory wood. Continuing these efforts, in the first quarter of fiscal 2026, we completed the sales of our Chef Boyardee, Van de Kamp’s and Mrs. Paul’s brands.

Successful Innovation

Our innovation slate for fiscal 2025 drove more than $300 million in retail sales and featured a host of successful launches. From better-for-you, low sugar meat snacks from FATTY and new varieties of Healthy Choice Power Bowls, to more indulgent fare from our new Dolly Parton line of southern favorites, Conagra Brands launched something for everyone in fiscal 2025.

Focus on Modern Health Trends

Throughout fiscal 2025, we continued to focus on what our consumers want, which increasingly is provocative products with modern health benefits. In December, we launched the “On Track” badge on select Healthy Choice frozen meals, indicating that the products are high in protein, low calorie, and a good source of fiber, which make these items "GLP-1 friendly." Healthy Choice is the first major food brand to call out "GLP-1 Friendly" on the package.

1 Non-GAAP Financial Measure. See Appendix A to this Proxy Statement for a reconciliation to the most directly comparable GAAP measure.

12 CONAGRA BRANDS 2025 PROXY STATEMENT

ABOUT CONAGRA BRANDS

Our Culture

We believe that our employees are the driving force behind our success. This is why Conagra offers one of the most impactful, energized, and inclusive cultures in the food industry and provides a comprehensive employee experience for a long and prosperous career. We leverage our six timeless values to provide a framework for our Company culture:

✓	Integrity: Do the right things and do things right
✓	External Focus: Center on the consumer, customer, competitor, and investor
✓	Broad Mindedness: Seek out and respect varied perspectives; embrace collaboration and assume positive intent
✓	Agility: Convert insights into action with the speed of an entrepreneur
✓	Leadership: Simplify, make decisions, inspire others, and act like an owner
✓	Results: Leverage a “refuse-to-lose” obsession with impact and value creation

We believe our focus on broad-mindedness fosters a culture of collaboration and engagement. The success and growth of our business depends in large part on our ability to attract, develop, and retain a diverse population of talented and high-performing employees at all levels of our organization. We have implemented key recruitment, development, engagement, and retention strategies and objectives to guide our human capital management approach and support our culture.

Our Citizenship Strategy

We aim to do what's right for our business, our employees, our communities, and the world. We believe that good food is much more than something we offer to our customers and consumers – it embodies our values, our vision, and our culture. That is why we aim to make food that is not only delicious, but also safe, nutritious, affordable, accessible, and convenient. We also recognize that food shapes the world we live in, and the food we make is a reflection of our employees and our relationships with farmers, suppliers, customers, consumers, and others.

Our Citizenship Framework

Our comprehensive approach is centered around four focus areas that articulate our values as a responsible corporate citizen.

Good Food: We are dedicated to making safe, delicious, and nutritious foods that fulfill the needs of modern consumers, while providing consumers with access to the information they want and need to make informed decisions about what they eat.

Responsible Sourcing: We approach the sourcing of ingredients and packaging materials with care and consideration. We take into account the potential environmental and social impacts of our products throughout their lifecycle and seek to support circularity through regenerative agriculture practices and thoughtful packaging design.

Better Planet: We believe that responsible environmental practices are a key ingredient for a healthy business. We are focused on the climate-related impacts of our business by reducing energy use, protecting and managing water resources efficiently, and minimizing or diverting waste for more beneficial uses.

Stronger Communities: Our ambition is to be the most impactful, energized, and inclusive culture in food. Our team is driven by collaboration, innovation, and a desire to grow, and we support our employees with the tools they need to succeed and thrive in their careers. We also help fight the issue of food insecurity in the communities where we live and work through volunteerism, product donations, and financial contributions.

Citizenship Reporting

In April 2025, we published our 2024 Citizenship Report, showcasing key initiatives and actions that benefit Conagra’s employees, the communities we serve, and the health of the planet. The report also includes disclosures aligned with the Sustainability Accounting Standards Board (SASB) framework. Additional Citizenship highlights and progress can be found in the full report and at www.conagrabrands.com.

CONAGRA BRANDS 2025 PROXY STATEMENT 13

PROPOSAL 1: ELECTION OF DIRECTORS

Proposal 1: Election of Directors

Overview

Our Board currently consists of 11 directors, all of whose terms expire at the Annual Meeting. Ms. Fran Horowitz decided not to stand for re-election at the Annual Meeting and her service with the Board will end when her term expires with the election of directors at the Annual Meeting. Based on the recommendation of the Board’s Nominating and Corporate Governance Committee, the Board has nominated the remaining 10 current directors for election at the Annual Meeting.

If elected, each of the directors will hold office until the Conagra Brands 2026 Annual Meeting of Shareholders, and until their successors have been elected and qualified. We have no reason to believe that any of the nominees for director will be unable to serve if elected.

✓	Our Board recommends that you vote FOR ALL of the nominees under this proposal 1.

Board Skills, Qualifications and Demographics

Our Nominating and Corporate Governance Committee plays a key role in identifying candidates for the Board who fulfill the Company’s requirements. More information on director recruitment and selection processes can be found in the “Director Nomination Process” section of this Proxy Statement.

The Board desires that its membership collectively holds a broad and diverse range of skills, education, experiences, qualifications, characteristics, and perspectives, that can be leveraged for the benefit of the Company and its shareholders. Not only must individuals exhibit high standards for ethics and integrity to be nominated for Board service, they must be willing to commit the time needed to faithfully carry out a director’s duties, including overseeing our strategy, risks, CEO performance and succession planning, and director evaluation and refreshment processes.

We seek to maintain a Board comprised predominantly of independent directors; all of our director nominees are independent with the exception of our CEO. In addition to independence, we seek individuals with a variety of experiences, skills, and characteristics that will be valuable to our Board and enhance our Board’s effectiveness.

Our nominees for the Board represent an intentional range of ages, a balanced mix of long-tenured directors and new directors, and a variety of perspectives, insights, expertise, and experiences. The charts below provide a snapshot of information about our 10 nominees, all of whom currently serve on our Board:

Self-Identified Characteristics	Arora	Brown	Chirico	Connolly	Dowdie	Fraga	Lenny	Lora	Marshall	Paulonis
African American or Black		●			●
Asian	●
Hispanic						●
White			●	●			●	●	●	●
Female								●	●	●
Male	●	●	●	●	●	●	●
LGBTQ+:									●

14 CONAGRA BRANDS 2025 PROXY STATEMENT

PROPOSAL 1: ELECTION OF DIRECTORS

The following matrix summarizes, for each director nominee, as of August 6, 2025, some of the key skills and expertise they bring to the Board that were considered by our Nominating and Corporate Governance Committee as part of the director nomination process. This matrix is a high-level summary of notable areas of expertise and does not represent an exhaustive list of skills and expertise held by the director nominees or those considered by the Nominating and Corporate Governance Committee.

Key Skills, Experience, and Expertise Considered for Fiscal 2026
Active or Former C-Suite	●	●	●	●	●	●	●	●	●	●	10
Finance/Capital Management Expertise and M&A	●	●	●	●	●	●	●	●	●		9
Human Capital Management	●	●	●	●	●	●	●	●	●	●	10
International	●	●	●	●	●	●	●	●	●	●	10
Public Company Board	●	●	●	●	●	●	●	●			8
Relevant Industry	●	●	●	●	●	●	●	●			8
Risk Management	●	●	●	●	●	●	●	●	●	●	10
Sustainability	●	●	●	●	●						5
Technology	●	●	●	●	●	●	●	●			8
Transformation and Innovation	●	●	●	●	●	●	●				7

Considerations

Active or Former C-Suite
Directors who have served in senior leadership, i.e., as chief executive officer, chief operating officer, chief financial officer, or another similar high-level executive role, at a public company contribute to our Board through their leadership, ability to develop leadership in others, practical understanding of how large organizations operate, and strategic vision.

Finance/Capital Management Expertise and M&A
We have selected directors who are able to understand our financial statements and capital structure, oversee our accounting and financial reporting processes, and provide strategic insights regarding complex transactions, including financings, mergers and acquisitions (M&A), and the integration of acquired businesses.

Human Capital Management
Directors who have experience managing a large, diverse workforce and executives provide the Board with an understanding of key issues relating to human capital management that are important to the Company including recruiting, talent development, corporate culture, compensation programs, and succession planning.

International
Although our operations are primarily located in the United States, Canada, and Mexico and a significant percentage of our sales are from the United States, we value directors who have experience working with a global or international business and can contribute to our success with their understanding of global market opportunities and other cultures.

Public Company Board
Directors who have served on other public company boards bring an understanding of corporate governance practices, their experience in board oversight responsibilities, an ability to provide strategic insights to management, and a focus on growing long-term shareholder value.

Relevant Industry
We have sought directors for our Board with experience in the consumer, packaged goods, and retail industry for their strategic insights into issues regarding consumers, manufacturing, distribution, and selling.

Risk Management
As a company that faces risk associated with regulatory compliance, cybersecurity, food safety, and employee safety, we benefit from directors with experience working with companies in industries with similar risks.

Sustainability
We have sought directors who embody our corporate citizenship values and have experience managing sustainability-driven change in a manufacturing, agricultural, or food production organization, including implementation of innovative techniques and transitions to emerging technologies to reduce waste and greenhouse gas emissions, preserve water, improve agricultural sustainability, and support biodiversity and a sustainable supply chain.

CONAGRA BRANDS 2025 PROXY STATEMENT 15

PROPOSAL 1: ELECTION OF DIRECTORS

Technology
We have sought directors with various technology-related experience such as directors who are familiar with information technology, data analytics, enterprise-wide software, or related cybersecurity risks as we seek to use technology to create efficiencies and productivity; and directors with eCommerce experience, including digital marketing, as we prioritize innovations in these areas to drive shareholder value.

Transformation and Innovation
We have sought directors with experience anticipating consumer preferences and trends to drive transformation and innovation, especially with respect to products, packaging, and brands.

Director Refreshment

The Board uses its refreshment process to drive continued alignment of the Board’s membership with the needs of Conagra Brands. Seven of our current directors have joined our Board since 2018 through our refreshment process. The Board’s refreshment process involves maintaining a strong ratio of independent directors, and reviewing and evolving the skills matrix and other criteria for Board membership to support the Company’s strategic priorities, the evolving risk landscape, and growth opportunities. The Board also enables planned refreshment through its retirement policy contained in the Conagra Brands Corporate Governance Principles (Corporate Governance Principles), which provides that no director may be nominated to a new term if he or she would be over age 75 at the time of the election.

Director Nominees

The following biographies provide more detail regarding each nominee including their age on August 6, 2025, the date of this Proxy Statement.

ANIL ARORA	✓Independent	Director since July 17, 2018
Age 64 Board Committees • Human Resources • Nominating and Corporate Governance

Highlighted Skills and Qualifications

• Mr. Arora brings significant public company experience, C-suite leadership skills and insights, M&A experience and technology expertise to our Board.

• Our Board benefits from his experience leading Yodlee from a start-up through its initial public offering and subsequent acquisition by Envestnet, including his service as vice chairman of Envestnet and chief executive officer of Envestnet | Yodlee (a financial technology and data intelligence company), as well as his previous leadership, strategy and marketing experience from Gateway, Inc. (a technology company), The Pillsbury Company, and Kraft Foods Group (consumer products companies).

• Mr. Arora also adds relevant industry experience and experience with transformation to our Board from his past executive and board roles.

Professional Experience

The TIFIN Group (2020 to 2024)

- Senior Partner

Envestnet | Yodlee (2015 to 2019)

- Chief Executive Officer

Yodlee, Inc. (2000 to 2015)

- Chief Executive Officer

Gateway, Inc.

The Pillsbury Company

Kraft Foods Group

Other Public Boards

ON24, Inc. (2022 to present)

- Lead Independent Director (2023 to present)

Past Public Boards

Ping Identity Holding Corp. (2022)

Envestnet, Inc. (2015 to 2021)

Yodlee, Inc. (2011 to 2015)

Visual Sciences, Inc. (2005 to 2008)

16 CONAGRA BRANDS 2025 PROXY STATEMENT

PROPOSAL 1: ELECTION OF DIRECTORS

THOMAS “TONY” K. BROWN	✓ Independent	Director since October 15, 2013
Age 69 Board Committees • Audit / Finance • Nominating and Corporate Governance

Highlighted Skills and Qualifications

• Mr. Brown brings valuable insights to our Board based on his global purchasing leadership experience and his service on other public company boards.

• His experience as a board member for 3M and Tower International (publicly-traded, international manufacturing companies) provides him with a deep understanding of the Board’s risk oversight responsibilities.

• Additionally, Mr. Brown adds valuable supply chain, capital management, and financing insights and expertise to our Board from experience leading Ford Motor Company’s (a global automotive company) global purchasing team and other senior leadership roles in global purchasing management and supply chain operations.

Professional Experience

Ford Motor Company (1999 to 2013)

- Group Vice President, Global

Purchasing (2008 to 2013)

- Various leadership positions in Global Purchasing

United Technologies Corporation

QMS, Inc.

Digital Equipment Corporation

Other Public Boards

3M Company (2013 to present)

Past Public Boards

Tower International, Inc. (2014 to 2019)

EMANUEL “MANNY” CHIRICO	✓ Independent	Director since February 1, 2021
Age 68 Board Committees • Audit / Finance

Highlighted Skills and Qualifications

• Mr. Chirico brings C-suite executive experience, financial expertise, and experience with boards of other publicly-traded companies to our Board.

•

He provides valuable insights based on his substantial international business and management experience from his service as chairman and chief executive officer of PVH Corp. (a wholesale and retail apparel company), as well as his financial background as an audit partner and chief financial officer.

•

Mr. Chirico also brings robust expertise in M&A, human capital management, and risk and compliance oversight.

Professional Experience

PVH Corp. (1993 to 2021)

- Executive Chairman (2007 to 2021)

- Chief Executive Officer (2006 to 2021)

- President and Chief Operating Officer (2005 to 2006)

- Executive Vice President and Chief Financial Officer (1998 to 2005)

- Vice President and Controller (1993 to 1999)

Ernst & Young LLP

- Partner, Retail and Apparel Practice Group

Other Public Boards

Dick’s Sporting Goods, Inc. (2003 to present)

Past Public Boards

PVH Corp. (2005 to 2021)

CONAGRA BRANDS 2025 PROXY STATEMENT 17

PROPOSAL 1: ELECTION OF DIRECTORS

SEAN M. CONNOLLY	Director since April 6, 2015
Age 59 Board Committees • Executive

Highlighted Skills and Qualifications

• As our President and Chief Executive Officer, Mr. Connolly provides our Board with valuable insights on the Company, as well as significant market-facing experience from a career-long focus on building leading consumer brands in the food industry.

• He contributes his broad understanding of governance issues from his experience as a board member of Hillshire (a consumer products company) and from his current board service to S. C. Johnson & Son, Inc. (a privately held consumer products company).

• Mr. Connolly also brings substantial broad-based industry expertise and significant transactional experience to our Board from his career in different management roles within the consumer packaged goods industry.

Professional Experience

Conagra Brands, Inc. (2015 to present)

- President and Chief Executive Officer

The Hillshire Brands Company (2012 to 2014)

- President and Chief Executive Officer

Sara Lee Corporation (2012)

- Executive Vice President and Chief Executive Officer, Sara Lee North American Retail and Foodservice

Campbell Soup Company

The Procter & Gamble Company

Other Public Boards

None

Past Public Company Boards

The Hillshire Brands Company (2012 to 2014)

GEORGE DOWDIE	✓ Independent	Director since March 1, 2022
Age 69 Board Committees • Audit / Finance

Highlighted Skills and Qualifications

• Mr. Dowdie brings strong international and human capital management experience to our board from his recent executive leadership roles at Starbucks (a multinational retailer of specialty coffee).

• He provides our Board with valuable insights from his experience leading supply chain, product development, and food safety operations for leading consumer products in the food and beverage industries.

• Mr. Dowdie also brings broad industry expertise as well as market-facing commercialization, innovation management, and new business development experience to our Board based on his experience from his roles at Campbell Soup Company, Seagram Co., Ltd., and Frito-Lay (consumer products companies).

Professional Experience

Starbucks Corporation (2013 to 2023)

- Executive Vice President, Global Supply Chain (2020 to 2023)

- Senior Vice President, Global Food Safety, Quality & Regulatory (2013 to 2020)

Campbell Soup Company

Seagram Co. Ltd.

Frito-Lay

Other Public Boards

None

18 CONAGRA BRANDS 2025 PROXY STATEMENT

PROPOSAL 1: ELECTION OF DIRECTORS

FRANCISCO FRAGA	✓ Independent	Director Since September 14, 2023
Age 52 Board Committees • Audit / Finance

Highlighted Skills and Qualifications

• Mr. Fraga brings valuable technology and cybersecurity expertise to our Board.

• He provides insights grounded in his robust consumer products industry background and based on his experience leading information technology transformations.

• Mr. Fraga also adds transformation, human capital, and risk management experience from his current role at McKesson Corporation (a diversified healthcare services company), where he has been instrumental in introducing new digital capabilities, and his past work at Campbell Soup Company and Procter & Gamble (consumer products companies) where he also oversaw digital innovations.

Professional Experience

McKesson Corporation (2021 to present)

- EVP, Chief Information Officer and Chief Technology Officer (2023 to present)

- Senior Vice President and Chief Information Officer, U.S. Pharmaceutical (2021 to 2023)

Campbell Soup Company, Inc. (2017 to 2021)

- Senior Vice President and Chief Information & Technology Officer

Procter & Gamble Company (1996 to 2017)

Other Public Boards

None

RICHARD H. LENNY	✓ Independent	Director since March 17, 2009 Independent Chair since May 28, 2018
Age 73 Board Committees • Audit / Finance (As Board Chair, deemed to be an ex-officio member, attending select meetings) • Executive (Chair) • Human Resources • Nominating and Corporate Governance (Chair)

Highlighted Skills and Qualifications

• As a former executive officer with major consumer brand companies, Mr. Lenny brings a deep knowledge of strategy, marketing, and business development of consumer products in the food industry, both domestically and abroad.

• He also brings extensive knowledge and understanding of corporate governance best practices from his board service to other publicly-traded companies.

• Mr. Lenny provides strong leadership and expertise in leadership selection and development from his executive positions and his service in leadership capacities on the boards of other public companies, including as lead independent director of Illinois Tool Works Inc. (a diversified manufacturing company).

Professional Experience

Friedman, Fleischer & Lowe, LLC (2011 to 2016)

- Senior Advisor (2014 to 2016)

- Operating Partner (2011 to 2014)

The Hershey Company (2001 to 2007)

- President and Chief Executive Officer

Nabisco Biscuit Company

Pillsbury Company

Kraft Foods

Other Public Boards

Illinois Tool Works Inc. (2014 to present)

- Lead Independent Director (2020 to present)

Past Public Boards

McDonald’s Corporation (2005 to 2023)

Information Resources, Inc. (2013 to 2018)

Discover Financial Services (2009 to 2018)

The Hershey Company (2001 to 2007)

CONAGRA BRANDS 2025 PROXY STATEMENT 19

PROPOSAL 1: ELECTION OF DIRECTORS

MELISSA LORA	✓ Independent	Director since January 4, 2019

Age 63

Board Committees

•

Audit / Finance (Chair)

•

Executive Committee

•

Nominating and Corporate Governance

At the conclusion of the 2025 Annual Meeting, Ms. Lora will begin serving as the Chair of the Nominating and Corporate Governance Committee and conclude her service on the Audit / Finance Committee.

Highlighted Skills and Qualifications

• As a former senior officer serving in various leadership roles at Taco Bell Corp., an operating division of Yum! Brands, Inc. (a multinational restaurant company), Ms. Lora brings strong leadership skills to our Board.

• Additionally, she provides insights from her substantial international business experience and deep expertise in finance and M&A, and compliance oversight from more than a decade of service as a Chief Financial Officer, as well as more than a decade of service as the chair of the audit committee of KB Home (a home building company).

• Ms. Lora also provides our Board with a broad understanding of governance issues facing publicly-traded companies from her board service to other public companies, including during her time as lead independent director of KB Home.

Professional Experience

Taco Bell Corp., a subsidiary of Yum! Brands, Inc. (2001 to 2018)

- President, Taco Bell International (2013 to 2018)

- Global Chief Financial and Development Officer (2012 to 2013)

- Chief Financial and Development Officer (2006 to 2012)

- Chief Financial Officer (2001 to 2006)

Other Public Boards

NVIDIA Corporation (2023 to present)

Past Public Boards

KB Home (2004 to 2024)

- Lead Independent Director (2016 to 2024)

MGIC Investment Corporation (2018 to 2022)

RUTH ANN MARSHALL	✓ Independent	Director since May 23, 2007
Age 71 Board Committees • Executive • Human Resources (Chair) • Nominating and Corporate Governance

Highlighted Skills and Qualifications

• Ms. Marshall brings strong leadership and provides valuable insights in the areas of marketing, account management, and customer service from her experience as an executive officer in various roles at Mastercard International (a financial services company).

• She has a broad understanding of corporate governance issues from her board service to other publicly-traded companies.

• Ms. Marshall also provides our Board with her capital management experience and technology expertise gained from her work growing the MasterCard Americas payments technology business, domestically and internationally, including through new product development.

Professional Experience

MasterCard International, Inc. (1999 to 2006)

- President of the Americas (2004 to 2006)

- President, MasterCard North America (1999 to 2004)

Concord EFS, Inc. (1995 to 1999)

- Senior Executive Vice President

Other Public Boards

Regions Financial Corporation (2011 to present)

- Lead Independent Director (2024 to present)

Past Public Boards

Global Payments, Inc. (2006 to 2025)

20 CONAGRA BRANDS 2025 PROXY STATEMENT

PROPOSAL 1: ELECTION OF DIRECTORS

DENISE A. PAULONIS	✓ Independent	Director since August 1, 2022
Age 53 Board Committees • Audit / Finance At the conclusion of the 2025 Annual Meeting, Ms. Paulonis will begin serving as the Chair of the Audit / Finance Committee.

Highlighted Skills and Qualifications

• As an active CEO of a publicly-traded company, Sally Beauty Holdings, Inc. (a multinational retailer and distributor of beauty products), Ms. Paulonis brings strong leadership capabilities and experience driving strategic and operational transformation to our Board.

• As a former chief financial officer, she has significant finance, risk management, and compliance oversight expertise.

• Ms. Paulonis also brings to our Board her international business and relevant industry experience, including expertise in technology from her leadership roles at Sprouts Farmers Market (a grocery and consumer products retailer), The Michaels Companies (an arts and crafts specialty retail company), PepsiCo, and Procter and Gamble Company (both consumer products companies).

Professional Experience

Sally Beauty Holdings, Inc. (2021 to present)

- President and Chief Executive Officer

Sprouts Farmers Market (2020 to 2021)

- Chief Financial Officer

The Michaels Companies, Inc. (2014 to 2020)

- Executive Vice President, Chief Financial Officer (2016 to 2020)

- Various leadership roles in the finance and IT functions

PepsiCo

McKinsey & Company

Procter & Gamble Company

Other Public Boards

Sally Beauty Holdings, Inc. (2018 to present)

Independent Director Nominees

To be considered independent, the Board must affirmatively determine that a director has no material relationship with Conagra Brands. In making its independence determinations, the Board applies the listing standards of the New York Stock Exchange (NYSE) and the categorical independence standards contained in our Corporate Governance Principles. The Board considers even immaterial relationships, including transactions, relationships, and arrangements with the Company, in its decision-making process to ensure a complete view of each director nominee’s independence.

Anil Arora

To take a holistic approach to its independence determinations, the Board also reviewed any commercial relationships between Conagra Brands and companies associated with our nominees during fiscal 2025, whether by board service, an ownership interest, employment, or employment of a family member. To the extent any relationships with these companies existed, they were determined to involve Conagra Brands’ purchase or sale of products and services in the ordinary course of business on arm’s-length terms in amounts and under other circumstances that did not affect the relevant directors’ independence under our Corporate Governance Principles or under applicable law and NYSE listing standards.

The Board has determined that 9 of our 10 nominees for re-election at the Annual Meeting , consisting of Messrs. Arora, Brown, Chirico, Dowdie, Fraga, and Lenny, and Mses. Lora, Marshall, and Paulonis, have no material relationships with Conagra Brands and are independent within the meaning of applicable

Thomas “Tony” K. Brown
Emanuel “Manny” Chirico
George Dowdie
Francisco Fraga
Richard H. Lenny
Melissa Lora
Ruth Ann Marshall
Denise A. Paulonis

independence standards. Mr. Connolly is not considered to be independent due to his employment with Conagra Brands.

In addition to satisfying our independence standards, each member of the Audit / Finance Committee of the Board must satisfy an additional SEC independence requirement. This requirement provides that the member may not accept, directly or indirectly, any consulting, advisory or other compensatory fee from us or any of our subsidiaries other than his or her director’s compensation and may not be an affiliated person of Conagra Brands. Each member of the Audit / Finance Committee satisfies this additional independence requirement. The SEC and NYSE have also adopted heightened standards relating to the independence of members of the HR Committee. These standards require consideration of the source of HR Committee members’ compensation, including any consulting, advisory, or other compensatory fees paid to a HR Committee member, and each HR Committee member’s affiliation with us, any of our subsidiaries, or any affiliates of our subsidiaries. Each member of the HR Committee satisfies these additional independence requirements.

✓	Our Board recommends that you vote FOR all of the nominees under this proposal 1.

CONAGRA BRANDS 2025 PROXY STATEMENT 21

CORPORATE GOVERNANCE

Corporate Governance

The Board is committed to performing its responsibilities in a manner consistent with sound governance practices. It routinely reviews its processes, assesses the regulatory and legislative environment, communicates with investors, and adapts its governance practices as needed to support informed, competent, and independent oversight on behalf of our shareholders. Our governance policies are consistent with the Investor Steward Group’s corporate governance principles. Copies of our committee charters, our Corporate Governance Principles, and other governance polices are available on our website at http://www.conagrabrands.com/investor-relations/corporate-governance/principles. To learn more about our governance practices, policies, and committee charters, see https://www.conagrabrands.com/investor-relations/corporate-governance for additional information.

Governance Highlights

Highlights of our corporate governance practices, discussed in more detail throughout this proxy statement, include the following:

BOARD LEADERSHIP, STRUCTURE, AND COMPOSITION
✓
Directors with variety of expertise, skills, backgrounds, and experiences
✓
Director age limit of 75 years for renomination
✓
Corporate Governance Principles limit outside public company board service (including Conagra) to 4 boards (2 for directors who serve as CEO or an executive officer of another public company) and no more than 3 audit committees

✓
Independent Board Chair with strong authority since 2005
✓
100% independent board committees
✓
Corporate Governance Principles provide for the selection of an independent lead director (from the independent directors who have served at least one year) by the independent directors if the positions of Board Chair and CEO are held by the same person at any time in the future

BOARD OPERATIONS
✓
The Board meets on a regularly scheduled basis
✓
Independent directors meet in executive session at every regularly scheduled meeting of the Board and its respective committees
✓
Comprehensive Board and committee materials and briefing sessions provided to directors to continue their education on subjects that assist them in the discharge of their duties

✓
Company reimbursement of independent director expenses for one outside education program each fiscal year
✓
Each of our Board, the Audit / Finance Committee, the HR Committee, and the Nominating and Corporate Governance Committee conducts a self-evaluation of its performance on an annual basis
✓
Individual director evaluations conducted annually

BOARD OVERSIGHT
✓
Full Board oversees the development and implementation of our strategic plans
✓
Board and its standing committees routinely receive updates from senior business leaders and internal and outside subject matter experts
✓
Committees have ability to hire outside experts and consultants

✓
Full Board and its key standing committees play an active part in overseeing risk related to the Company’s strategy, operational and supply chain risk, food safety risk, enterprise risk, financial risk, cybersecurity and information technology risk, human capital management risk, compliance risk, reputational risk, industry risk, and climate and environmental sustainability risk

SHAREHOLDER RIGHTS
✓
Simple majority voting standard for all uncontested director elections
✓
100% of directors are elected annually
✓
Any incumbent nominee not elected must promptly tender their resignation, subject to acceptance by the Board
✓
No poison pill

✓
Shareholder right to call a special meeting
✓
Shareholder right to act by written consent
✓
Proxy access for director nominees available to a shareholder, or group of up to 20 shareholders, holding 3% of the Company’s common stock for at least 3 years

22 CONAGRA BRANDS 2025 PROXY STATEMENT

CORPORATE GOVERNANCE

GOVERNANCE BEST PRACTICES
✓
Since 2012, the Company has maintained a Clawback Policy that permits the Company to recoup certain compensation payments in the event of a significant restatement of financial results
✓
Clawback Policies refreshed in fiscal 2024 to provide for mandatory recoupment in the event of a restatement and discretionary recoupment under certain circumstances outside of a restatement
✓
Stock ownership guidelines are in place for directors, CEO, and senior executives

✓
Insider Trading Policy prohibits directors, senior executives, and other designated employees from engaging in any pledging, short sales, or hedging investments involving Company stock
✓
Robust orientation program for new directors as soon as possible following his or her election or appointment
✓
Robust orientation program for directors upon joining a new committee

Shareholder Engagement Program

Engaging with our shareholders to better understand the issues that matter most to them is important to us. Our shareholder engagement strategy is overseen by the Board and its committees. Our Board and its committees direct investor outreach specifically related to our annual meeting and corporate governance and management leads our year-round engagement program.

Through our year-round engagement program, we seek to engage with our shareholders in a variety of ways:

Aspects of our Year-Round Engagement Program

Shareholder Communications	Shareholder and Conagra Meetings	Conagra Communications
Letters Voting Voting policies Public statements Engagement policies Websites	One-on-One Small groups Investor conferences Quarterly earnings calls Annual meetings of shareholders	Earnings materials Press releases Periodic reports Current reports Proxy statements Website Citizenship reports

HIGHLIGHTS FROM OUR YEAR-ROUND SHAREHOLDER ENGAGEMENT PROGRAM IN FISCAL 2025

CONNECTED WITH	REPRESENTING
>100 INVESTORS	>60% OF OUR PUBLIC FLOAT

Our President and Chief Executive Officer leads our earnings calls and investor conferences with our Executive Vice President, Chief Financial Officer and both frequently participate in one-on-one and small group calls with investors. These meetings provide our shareholders with a forum to engage with us on a variety of topics including:

●
●
●

	● ● ●	● ● ● ●

Our President and Chief Executive Officer leads our earnings calls and investor conferences with our Executive Vice President, Chief Financial Officer. Both frequently participate in one-on-one and small group calls with investors. These meetings provide our shareholders with a forum to engage with us on a variety of topics including:

● Financial results and performance ● Long-term strategy ● Innovation ● Tariff activity ● Supply chain	● Portfolio reshaping ● Debt paydown ● Capital allocation ● Price investment and promotional activity	● Health and nutrition ● Consumer preferences ● Consumer confidence & spending ● Policy & regulatory environment

CONAGRA BRANDS 2025 PROXY STATEMENT 23

CORPORATE GOVERNANCE

HIGHLIGHTS FROM OUR ANNUAL MEETING/GOVERNANCE ENGAGEMENT IN FISCAL 2025

Our independent Board leadership, including the Chairman of our Board, participates in meetings with our significant shareholders when appropriate. These interactions provide us with the opportunity to learn about our shareholders’ priorities and perspectives and to participate in a dialogue that enables us to respond to shareholder feedback. Our Board and its committees consider shareholder feedback related to our annual meeting and corporate governance throughout the year as detailed below:

Winter and Spring Engagement	Annual Meeting	Fall and Winter Engagement	Understand and Respond to Feedback
●
Engage with proponents of shareholder proposals
●
Engage with shareholders on voting matters to be described in the proxy statement
●
Engage with shareholders on topics described in our annual Citizenship Report

● Publish proxy statement and annual report ● Hold annual meeting and respond to shareholder questions ● Receive and publish voting results
●
Engage with shareholders to understand their votes and views on other governance topics
●
Report and discuss voting results with the Board of Directors and its committees
●
Identify areas for further engagement

●
Review feedback from shareholders
●
Review governance trends and shareholders’ voting policy updates
●
Consider feedback when reviewing governance policies and practices, evaluating compensation programs, and planning disclosure enhancements

● ● ●
What we learned

By meeting with some of our largest investors before and following our 2024 annual meeting, we:

●
Gained a better understanding of our shareholders’ views on governance issues including officer exculpation and shareholders’ right to call special meeting
●
Developed a broader view of our shareholders’ interest in CEO succession
●
Made enhancements to our disclosures based on feedback on prior disclosure
●
Received feedback on what areas drove our 2024 Say-on-Pay vote outcome as discussed in more detail in our Compensation Discussion and Analysis

Investor and Board Communication

Our Investor Relations team is available to respond to investor inquiries and can be reached at:	You may contact any of our directors individually, our Chair of the Board, any committee of the Board, our independent directors as a group, or the Board generally by writing to:
(312) 549-5002	Chair of Conagra Brands, Inc. Board of Directors Conagra Brands, Inc. 222 W. Merchandise Mart Plaza, Suite 1300 Chicago, Illinois 60654
IR@conagra.com	corporate.secretary@conagra.com

We welcome opportunities to engage and receive feedback directly from our shareholders and other key stakeholders and believe that such engagement is critical to our effectiveness. The Board has directed the Corporate Secretary’s office to review and process its communications. The Corporate Secretary forwards communications that are appropriate to the duties and responsibilities of the Board and its members and will routinely filter and not retain communications that are solicitations, mass mailings, product related inquiries or feedback, unrelated to the Company or Company business, or determined to be trivial, obscene, unduly hostile, threatening, or similarly unsuitable. The Corporate Secretary’s office will make available any filtered communication to any director upon request.

You may also communicate with us by attending the Annual Meeting and voting. We encourage you to share your feedback by voting on the items described in this Proxy Statement.

24 CONAGRA BRANDS 2025 PROXY STATEMENT

CORPORATE GOVERNANCE

Board Leadership Structure in Fiscal 2025

Our Board believes that independent Board leadership is a critical component of our governance structure and annually assesses its leadership structure. Since 2005, our Chair and CEO roles have been separated. The Board believes this structure allows our CEO to focus his time and energy on strategy and operations. Meanwhile our independent Chair leads the Board in its oversight responsibilities. The Board also believes this leadership structure, coupled with independent directors serving as Chairs of each of our three key standing Board committees, enhances the Board’s effectiveness in fulfilling its risk oversight responsibility.

RICHARD H. LENNY	SEAN M. CONNOLLY
Independent Board Chair	President and Chief Executive Officer
●
Conducts all meetings of the Board (including executive sessions) and all meetings of the shareholders
●
Establishes agendas and ensures adequate meeting time and appropriate meeting content
●
Facilitates the Board’s consideration of significant risk matters including in executive sessions
●
Engages with the CEO and the Company’s senior leadership team (Senior Leadership Team) between Board meetings on business developments
●
Provides overall guidance to our CEO as to the Board’s views and perspectives, particularly on the strategic direction of the Company
●
Is available for consultation and direct communication with major shareholders

●
Sets strategic direction for the Company including developing and performing against our long-term strategic plan
●
Oversees daily operations
●
Develops and implements our annual operating plan
●
Develops our leaders and builds our talent pipeline for executive succession
●
Engages with external constituents
●
Sets the tone at the top
●
Builds our culture and promotes employee engagement at all levels of the organization

Independent Committee Chairs

MELISSA LORA	RUTH ANN MARSHALL	RICHARD H. LENNY
Chair, Audit / Finance Committee	Chair, Human Resources Committee	Chair, Nominating and Corporate Governance Committee

Clearly Defined Independent Lead Director Role

Our Corporate Governance Principles require us to have either an independent Board Chair or, if the positions of Chair and CEO are held by the same person, an independent lead director. If appointed, an independent lead director will have the responsibilities described in our Corporate Governance Principles, including:

●	Conduct all meetings of the Board and all meetings of the shareholders, in the absence of the Chair
●	Preside as chair of all executive sessions of the Board and meetings of the independent directors
●	Consult on agendas for meetings and confirm adequate meeting time and appropriate meeting content
●	Develop agendas for executive sessions of the independent directors
●	Provide leadership to the Board and facilitate effective communication among the directors
●	Facilitate the Board’s consideration of significant risk matters including in executive sessions or at meetings of the independent directors
●	Serve as a liaison between the CEO and the Board
●	Have authority to call executive sessions or meetings of the independent directors
●	Approve the information provided to the Board
●	Approve a process for an annual self-evaluation by the directors of the Board’s performance
●	Along with the HR Committee, and subsequently with the remaining independent members of the Board, evaluate the CEO’s performance and meet with the CEO to discuss the Board’s evaluation
●	Be available for consultation and direct communication with major shareholders, if requested
●	Represent the Board in communications with shareholders and other stakeholders where it is necessary and appropriate for the Board to respond independently from management

CONAGRA BRANDS 2025 PROXY STATEMENT 25

CORPORATE GOVERNANCE

Board Committees

The Board has established 4 standing committees: the Audit / Finance Committee, the Executive Committee, the HR Committee, and the Nominating and Corporate Governance Committee. The Audit / Finance Committee, HR Committee, and Nominating and Corporate Governance Committee operate under written charters that have been approved by the full Board and are available on our website at www.conagrabrands.com/investor-relations/corporate-governance. Each of these 3 committees is comprised entirely of independent directors. Membership on each of the Board’s standing committees as of August 6, 2025 was as follows:

	Standing Committee Membership
Name	Audit / Finance Committee	Human Resources Committee	Nominating and Corporate Governance Committee	Executive Committee
Anil Arora
Thomas “Tony” K. Brown
Emanuel “Manny” Chirico
Sean M. Connolly
George Dowdie
Francisco Fraga
Fran Horowitz
Richard H. Lenny	*
Melissa Lora
Ruth Ann Marshall
Denise A. Paulonis
Total Meetings in FY2025	9	4	4	0

Independent Chair of the Board	Committee Chair	Committee Member	Audit Committee Financial Expert
As Board Chair, Mr. Lenny is also deemed an ex-officio member of the Audit / Finance Committee, attending select meetings.

AUDIT / FINANCE COMMITTEE

6 Committee Members*

•

Ms. Lora, Chair

•

Mr. Brown

•

Mr. Chirico

•

Mr. Dowdie

•

Mr. Fraga

•

Ms. Paulonis

Meetings in FY2025: 9

* As Board Chair, Mr. Lenny is also deemed an ex-officio member of the Audit / Finance Committee, attending select meetings.

Primary Responsibilities

•

Oversee the integrity of the Company’s financial statements and review annual and quarterly SEC filings and earnings releases

•

Review the Company’s perspectives on financing strategies and capital structure, in light of its strategic long-range plans

•

Review reports on the Company’s critical accounting policies, significant changes in the selection or application of accounting principles, and the Company’s internal control processes

•

Appoint and review the qualifications, independence, and performance of the independent auditor

•

Pre-approve all auditing services and permitted non-audit services to be performed by the independent auditors and the lead audit partner

•

Oversee the Company’s internal audit function, including reviewing the organization structure, budget, Internal Audit Charter, annual internal audit plan and all major changes to the plan, results of the internal audit activities, and adequacy of the Company’s internal controls

•

Review reports from management and discuss policies with respect to significant enterprise-wide risks facing the Company, including, but not limited to financial risks (including derivative and treasury risks, regulatory and litigation-related risks, and legal, ethics, and compliance-related risks), and operational risks, and how such risks are being identified, assessed, and managed by the Company and management

•

Oversee and review reports from management, the Company’s internal auditing department, the Company’s ethics and legal compliance function and/or the Company’s legal department with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations; compliance with the Company’s Code of Conduct and the Company’s Code of Conduct for Senior Corporate Officers; the results of Internal Audit reviews; and the status of significant legal matters

•

Oversee and review reports from management with respect to the Company’s risk management and strategy relating to cybersecurity

26 CONAGRA BRANDS 2025 PROXY STATEMENT

CORPORATE GOVERNANCE

•

Oversee and review reports from management and discuss policies and processes with respect to the Company’s regulatory and compliance risk from significant environmental matters (including climate change, greenhouse gas emissions, and energy use) and related disclosures

•

Review the Company’s compliance with legal and regulatory requirements

•

Annually review the Company’s financial condition (including matters such as liquidity, margin management, debt levels, credit ratings, and interest rate risk exposure), capital structure (including sources and uses of capital), long-term financing strategy, and oversee risks related to such matters

FINANCIAL EXPERTISE AND FINANCIAL LITERACY

The Board has determined that each current member of the Audit / Finance Committee is financially literate within the meaning of NYSE rules and independent in accordance with SEC rules, NYSE listing standards, and the Company’s independence standards. The Board also determined that Mr. Chirico and Mses. Lora and Paulonis are each qualified as audit committee financial experts within the meaning of SEC regulations.

RELATED-PARTY TRANSACTIONS

The Audit / Finance Committee has adopted a written policy regarding the review, approval, ratification, and oversight of related-party transactions (generally, transactions involving an amount exceeding $120,000 in which the Company was, is, or will be a participant and in which a director, director nominee, executive officer, more than 5% shareholder, or immediate family member of any of the foregoing had, has, or will have a direct or indirect material interest). Under the policy, all related-party transactions are subject to reasonable prior review and approval by the Audit / Finance Committee. In circumstances where it is not reasonable or practical to wait until the next Audit / Finance Committee meeting to review a proposed related-party transaction, the chair of the Audit / Finance Committee may review and approve such related-party transaction. Any such approval must be reported to and ratified by the Audit / Finance Committee at its next regular meeting.

In determining whether to approve or ratify a related-party transaction, the Audit / Finance Committee will consider, among other factors it deems appropriate, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related-party’s interest in the transaction. No director is permitted to participate in any approval of a related-party transaction in which he or she is a related party, except that the Board member will provide all material information concerning the related party transaction to the Audit / Finance Committee. On at least an annual basis, the Audit / Finance Committee reviews and assesses ongoing related-party transactions to determine whether they comply with the Company’s guidelines and that the relationships remain appropriate. All related-party transactions are disclosed to the full Board. During fiscal 2025, no related-party transactions arose.

HUMAN RESOURCES COMMITTEE
4 Committee Members • Ms. Marshall, Chair • Mr. Arora • Ms. Horowitz • Mr. Lenny Meetings in FY2025: 4

Primary Responsibilities

•

Review, evaluate, and approve compensation plans and programs for the Company’s directors, executive officers, and certain other senior employees

•

Review and approve, or when shareholder approval is required, make recommendations to the Board, with respect to all equity-based plans for employees generally and establish equity-based programs pursuant to these approved plans

•

Review and make recommendations to the Board with respect to the compensation of non-employee directors

•

Review and approve corporate goals and objectives relevant to CEO compensation and, together with the other independent directors, at least annually evaluate the CEO’s performance in light of these goals and objectives

•

Review and approve all compensation elements for members of the Senior Leadership Team

•

Review, directly or with the full Board, succession plans for all Senior Leadership Team positions

•

Review the CEO’s evaluations of the other members of the Senior Leadership Team

•

Review whether the Company’s compensation programs for employees generally are designed in a manner that creates incentives for employees to take inappropriate or excessive risk and whether any compensation policies and/or practices are reasonably likely to have a material adverse effect on the Company

•

Review human capital management programs and processes for the Company

•

Retain and terminate consultants or outside advisors to support the HR Committee, and approve related fees and engagement terms

• Review and oversee administration of the Company’s Clawback Policy

CONAGRA BRANDS 2025 PROXY STATEMENT 27

CORPORATE GOVERNANCE

EXECUTIVE AND DIRECTOR COMPENSATION

The HR Committee has authority, subject only to the further involvement of the other independent directors, over the determination of executive and non-employee director compensation. The HR Committee may delegate certain of its responsibilities to subcommittees comprised of one or more HR Committee members or to selected members of management, subject to requirements of our Bylaws and applicable laws, regulations, and the terms of shareholder-approved compensation plans. Additional information about the HR Committee’s processes for determining executive compensation, as well as the role of executive officers and the HR Committee’s compensation consultant in those determinations, can be found under “Compensation Discussion and Analysis” below.

HUMAN CAPITAL MANAGEMENT

In addition to leading the Board’s oversight of succession planning for senior executives, the HR Committee oversees management’s work related to employee development and helping employees at all levels of the Company remain fully engaged and realize their potential. The HR Committee’s review of the Company’s human capital management initiatives includes, but is not limited to, the following items for both the Senior Leadership Team and employees generally:

●	talent acquisition;
●	development, assessment, and retention;
●	employee health and wellness;
●	inclusion, diversity, and belonging;
●	employee policies and related compliance matters;
●	administration of the Company’s Clawback Policy; and
●	the Company’s culture, and its connection to the Company’s overall strategy.

The HR Committee receives regular reports from management and, for some topics, external advisors, on the Company’s talent strategy. During fiscal 2025, the HR Committee reviewed topics including:

●	our inclusion, diversity, and belonging strategy;
●	trends in workforce and workplace management, particularly in light of the dynamic labor market; and
●	opportunities to further leverage technology in developing workforce analytics.

The HR Committee also reviews the human capital strategic plan and progress on work underway to help Conagra Brands achieve its vision of having the most energized, highest impact culture in food.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The individuals identified above as serving on the HR Committee are the only individuals to have served on the HR Committee during fiscal 2025. During fiscal 2025, no member of the HR Committee was an employee, officer, or former officer of the Company. None of our executive officers served during fiscal 2025 on the board of directors or compensation committee (or other committee serving an equivalent function) of any entity that had an executive officer serving as a member of our Board or the HR Committee.

Additional information about the roles and responsibilities of the HR Committee is provided under “Compensation Discussion and Analysis” below.

Succession Planning for Senior Executives

Succession planning for our CEO and other senior executives is a top priority for our Board of Directors. Our Human Resources Committee is responsible for regularly reviewing succession planning for all members of our senior leadership team. Additionally, each year, the Committee reviews an emergency CEO succession process which establishes procedures to facilitate the Board’s response to an unplanned leadership succession. This annual review includes contingency planning to identify internal candidates who could serve as CEO in an emergency.

Beginning in fiscal year 2024, our independent directors launched a long-term CEO succession planning process designed to be a multi-year, comprehensive process to identify and develop leaders to be prepared to provide business and operational continuity at the time of an eventual leadership transition. As part of this process, the independent directors, with input from external advisors, our CEO, and Chief Human Resources Officer, developed a profile identifying the key attributes needed in a future CEO considering both the Company’s current business priorities and long-term strategy.

28 CONAGRA BRANDS 2025 PROXY STATEMENT

CORPORATE GOVERNANCE

The independent directors have opportunities to interact with identified leaders several levels below the CEO and, with input from our CEO, our Chief Human Resources Officer, and external advisors, to assess the skills, experience, achievements, and competencies of internal leaders as compared to the future CEO Profile.

Based on these assessments, development plans are put in place to provide internal leaders with opportunities to further develop their skills, expertise, and CEO-readiness with support from both internal and external resources. The independent directors regularly share feedback on internal leaders with our CEO and Chief Human Resources Officer in furtherance of their development plans. In addition to their focus on internal leaders, the independent directors also monitor the external landscape, through their external advisors, to identify talented leaders outside of the Company who could similarly be evaluated against the future CEO Profile at the right time.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
5 Committee Members • Mr. Lenny, Chair • Mr. Arora • Mr. Brown • Ms. Lora • Ms. Marshall Meetings in FY2025: 4

Primary Responsibilities

•

Identifying qualified candidates for membership on the Board and reviewing succession plans for directors, members, and chairs of each Board committee, the Board Chair, and Lead Director (if any)

•

Proposing a slate of directors for election by the shareholders at each annual meeting

•

Proposing to the Board candidates to fill vacancies

•

Considering and making recommendations to the Board concerning the appropriate size, functions, and policies of the Board

•

Recommending to the Board the structure, size, membership, and functions of the various committees of the Board

•

Recommending to the Board corporate governance principles and practices for the Company and positions on governance matters to be submitted to a vote of shareholders

•

Assessing the independence of Board members

•

Approving the process for annual self-evaluation of the Board’s performance

•

Overseeing risks associated with Board organization, membership, and structure

•

Overseeing the Company’s Citizenship Strategy, including good food, responsible sourcing, better planet, and stronger communities and risks affecting the Company’s reputation, business, and shareholder value,

•

Reviewing material citizenship reports published by the Company

EXECUTIVE COMMITTEE
4 Committee Members • Mr. Lenny, Chair • Mr. Connolly • Ms. Lora • Ms. Marshall Meetings in FY2025: 0

Primary Responsibilities

•

The Executive Committee exists to act on behalf of the Board between meetings as exigency requires or at the request of the full Board

•

Its membership includes the Board Chair, the Chairs of each other standing committee, and the CEO

CONAGRA BRANDS 2025 PROXY STATEMENT 29

CORPORATE GOVERNANCE

Director Nomination Process

Since 2021, the Board has onboarded five new directors to our Board of Directors. The Nominating and Corporate Governance Committee is responsible for our nomination process. The evaluation procedure for director nominees is the same for all candidates, including candidates identified by shareholders, and it consists of the following steps:

STEP 1: IDENTIFYING CANDIDATES

The Nominating and Corporate Governance Committee is always seeking to identify potential candidates for our Board in the event a vacancy arises and considers Board candidates identified by Board members, management, and shareholders. See “Additional Information about the Meeting—Our 2025 Annual Meeting of Shareholders” below for more information on shareholder nominations. From time to time, when needed, a third-party search firm may be retained to identify potential director candidates. The Nominating and Corporate Governance Committee provides third-party search firms with guidance as to the skills, experience, and qualifications being sought in potential candidates.

STEP 2: REVIEWING CANDIDATES

When a potential candidate is brought to the Board’s attention, the Nominating and Corporate Governance Committee makes an initial determination as to whether to conduct a full evaluation of the individual. This initial determination is based on whether additional Board members are necessary or desirable and whether, based on the information provided or otherwise available, the prospective candidate is likely to satisfy the evaluation factors described below. If the Nominating and Corporate Governance Committee determines that additional consideration is warranted, it may request that a third-party gather additional information about the prospective director candidate and may also elect to interview a candidate.

Although there are not specific minimum qualifications for a candidate to be nominated as a director, the Nominating and Corporate Governance Committee evaluates each potential candidate against the following standards and qualifications, among others, including those set forth in our Corporate Governance Principles:

•

Board skill needs, taking into account the skills and qualifications outlined under “Board Skills, Qualifications, and Demographics” above and the skills and qualifications of current Board members;

•

the candidate’s background, including demonstrated high standards of ethics and integrity, as well as the candidate’s ability to work collaboratively with other Board members to advance the Company’s goals;

•

whether the candidate has sufficient time to effectively carry out the duties of a director;

•

the candidate’s independence and qualifications to serve on various committees of the Board; and

•

business experience, which should reflect a broad level of experience at the policy-making level.

STEP 3: BUILDING A SLATE TO RECOMMEND TO THE BOARD

In building a slate of director nominees for consideration by the Board, the Nominating and Corporate Governance Committee assesses whether the Board, collectively, represents diverse views, perspectives, backgrounds, and experiences that will enhance the Board’s and our Company’s effectiveness. The Nominating and Corporate Governance Committee seeks individuals who have a variety of qualities to achieve the goal of a well-rounded Board as a whole, including professional experience, background, skills, board tenure, age, and other attributes.

After completing its evaluation process, the Nominating and Corporate Governance Committee recommends a slate of director nominees to the Board for nomination.

STEP 4: FULL BOARD CONSIDERATION

The Board determines the director nominee slate to be proposed to our shareholders after considering the Nominating and Corporate Governance Committee’s recommendations.

STEP 5: SHAREHOLDER VOTE

The slate approved by the full Board is included in our proxy statement and voted upon by our shareholders. Under our Bylaws, any incumbent director that is not re-elected by a majority of the votes cast shall promptly tender his or her resignation for consideration by the Board. After considering any recommendation by the Nominating and Corporate Governance Committee, the Board will act on the tendered resignation and publicly disclose its decision.

STEP 6: NEW DIRECTOR ORIENTATION AND ONBOARDING

New directors are introduced to other members of the Board and senior management during a robust orientation program as soon as possible following his or her election or appointment including orientation to committees as needed. The orientation includes presentations by senior management with respect to a wide range of topics, including our strategic plans, governance practices, control environment, and human capital management priorities.

30 CONAGRA BRANDS 2025 PROXY STATEMENT

CORPORATE GOVERNANCE

Risk Oversight

Our senior leadership is responsible for identifying, assessing, and managing our exposure to risk. Management identifies and assesses risks through its cross functional enterprise risk management committee that is responsible for:

●	Facilitating risk conversations with cross-functional leaders and teams
●	Partnering with risk owners to develop risk management action plans targeted to mitigating the drivers of the enterprise risks
●	Identifying key metrics to objectively assess the risk to the Company applying both a short-term and long-term perspective
●	Informing our strategic planning based on risks assessments after consideration of action plans and residual risk
●	Developing a risk-aware culture throughout the organization

The Board and its key standing committees play an active role in overseeing enterprise risk as described below. The Board and its committees are coordinated in their approach to risk management and each committee chair reports to the full Board at each regular Board meeting.

BOARD-LEVEL OVERSIGHT
✓ Risks related to our strategic plan and its implementation ✓ Operational and supply chain risks ✓ Food safety risk ✓ Enterprise risk management ✓ Business continuity and crisis management	✓ Legal, regulatory, and compliance risks ✓ Cybersecurity and information technology risks ✓ Climate and environmental sustainability risks ✓ Succession planning and human capital management related risks

AUDIT / FINANCE COMMITTEE OVERSIGHT	HUMAN RESOURCES COMMITTEE OVERSIGHT	NOMINATING AND CORPORATE GOVERNANCE COMMITTEE OVERSIGHT

✓   Enterprise risk identification, assessment, and management process

✓   Cybersecurity, global business information systems, and information technology risks (including review of the state of the Company’s cybersecurity, emerging cybersecurity developments and threats, and the Company’s strategy to mitigate cybersecurity risks)

✓   Risks related to the Company’s financial condition (including matters such as liquidity, margin management, debt levels, credit ratings interest rate risk exposure), capital structure (including sources and uses of capital), and long-term financing strategy

✓   Derivative and treasury risks and associated regulatory requirements

✓   Legal, regulatory, and litigation-related risks

✓   Ethics and compliance risks

✓   Environmental compliance, including risks related to greenhouse gas emissions, energy use, and other climate-related matters

✓  Code of Conduct Policy

✓ Risks arising out of our executive and overall compensation programs

✓ Director compensation programs

✓ Succession planning (including emergency CEO succession planning protocols)

✓ Human capital management risk relating to programs and policies applicable to both the Company’s senior leadership and overall employee population, including:

●
Employee health, wellness, and safety
●
Recruiting and retention
●
Talent acquisition, development, and assessment
●
Inclusion, diversity and belonging
●
Employee policies related to compliance matters
●
Clawback Policy
●
Culture and its connection to strategy

✓   Risks relating to our corporate governance and overall reputational risks

✓   Board organization, membership, and structure

✓   Board Committee and Board Leadership succession

✓   Shareholder Rights

✓   Citizenship Strategy risks focused on issues that may affect the Company’s reputation, business, and shareholder value

●
Good Food: nutrition and food strategy
●
Responsible Sourcing: human rights, supplier risk, and animal welfare
●
Better Planet: environmental and climate sustainability
●
Stronger Communities: political activity, social issue engagement, and philanthropy

The Board and its committees perform their oversight by implementing a variety of mechanisms, fostering open communication with management, establishing a regular cadence of management reports, and obtaining the advice of external advisors as necessary:

●	Reviewing and discussing our strategic plan and the longer-term risks and opportunities we face including the business, regulatory, compliance, operational, and other risks associated with planned strategies and tactics

CONAGRA BRANDS 2025 PROXY STATEMENT 31

CORPORATE GOVERNANCE

●	Supporting a strong enterprise risk management program including oversight of management’s Enterprise Risk Management Committee, which focuses on assessing and monitoring enterprise-wide risk, including cybersecurity and information technology risks
●	Overseeing how such risks are being identified, assessed, and managed through regular reports from senior business leaders including leaders of our information technology function and regulatory updates from legal counsel
●	Reviewing reports from management and discussing policies, practices, and procedures with respect to significant and emerging enterprise-wide risks facing the Company
●	Reviewing significant Company policies and programs designed to mitigate significant risks to the Company
●	Holding regular executive sessions with external advisors, such as our independent auditors and compensation consultant, and
●	Supporting a strong internal audit function with our Internal Audit function, Chief Financial Officer, and Controller

Board Self-Evaluation

Our Board is committed to a rigorous self-evaluation process. Each of the Board, the Audit / Finance Committee, the HR Committee, and the Nominating and Corporate Governance Committee conducts a self-evaluation of its performance on an annual basis. In addition, individual director evaluations are conducted annually.

Our evaluation process is designed to elicit feedback on the processes, structure, composition, and effectiveness of the Board and includes individual discussions to encourage open dialogues, including feedback by those members of senior leadership who interact with the Board and committees. The evaluation process has increased Board effectiveness and provides our Nominating and Corporate Governance Committee with valuable insights that inform its director nomination process.

Director Attendance

Our Board holds 5 regularly scheduled meetings each year. At each regular Board meeting, time is set aside for the independent directors to meet without management present. Additional executive sessions are held as needed. Each of the Board’s Audit / Finance Committee, HR Committee, and Nominating and Corporate Governance Committee hold 4 to 5 regularly scheduled meetings each year with our Audit / Finance Committee meeting more frequently, as needed, to review and approve quarterly and annual financial statements and earnings releases.

In addition to these regularly scheduled meetings, our Board and its committees meet as needed at special meetings, such that our Board met a total of 8 times during fiscal 2025. Each current director attended at least 75% of the aggregate of all fiscal 2025 meetings of the Board and each committee on which he or she served (during the period in which he or she served). In fiscal 2025, the Board and committees of the Board held a total of 25 meetings. Together, the current directors attended at least 98% of the combined total meetings of the Board and the committees on which they were members in fiscal 2025.

DIRECTOR ATTENDANCE AVERAGE 98% AT COMBINED BOARD AND COMMITTEE MEETINGS

Directors are expected to attend the Company’s annual meetings of shareholders. All of our directors at the time attended our 2024 Annual Meeting of Shareholders.

Director Compensation

We use a combination of cash and equity-based compensation to attract and retain qualified candidates to serve on the Board. On an annual basis, the HR Committee recommends the non-employee director compensation program to the Board for approval. In setting director compensation, the HR Committee receives input from Frederic W. Cook & Co., Inc. (FW Cook), its independent compensation consultant, on factors including the time commitment and skill level required to serve on the Board, as well as broader market practices. In addition, our Conagra Brands, Inc. 2023 Stock Plan places a limit on the equity awards that may be awarded to each non-employee director in any fiscal year. A summary of non-employee director compensation for fiscal 2025 is set forth below.

NON-EMPLOYEE DIRECTOR COMPENSATION—BOARD CHAIR

In lieu of the elements of compensation for board service described below, the Board Chair’s compensation for fiscal 2025 consisted of a grant of RSUs with a target value equal to $460,000. The number of RSUs granted, 14,969, was determined by dividing $460,000 by the average closing price of our common stock on the NYSE for the 30 trading days prior to the grant date of May 28, 2024. The material terms of the RSUs were identical to those described below for the other non-employee directors. In addition, for fiscal 2025, our Board Chair was paid an annual committee chair retainer equal to $20,000, as outlined below, for his service as Chair of our Nominating and Corporate Governance Committee.

32 CONAGRA BRANDS 2025 PROXY STATEMENT

CORPORATE GOVERNANCE

NON-EMPLOYEE DIRECTOR COMPENSATION—DIRECTORS OTHER THAN THE BOARD CHAIR

The following table summarizes the compensation program for our non-employee directors, other than the Board Chair, that was in effect during fiscal 2025.

Non-Employee Director Compensation—Directors Other than the Board Chair
Annual Cash Retainer	$105,000 per year(1)
Annual Committee Chair Retainer Audit Committee Other Committee	$25,000 per year(1) $20,000 per year(1)
Meeting Fees

None, unless the director’s attendance is required at more than a total of 24 Board and committee meetings during a fiscal year. A fee of $1,500 is paid for each meeting attended in excess of 24 meetings and at which a director’s attendance was required.

Annual Equity Award	A grant of restricted stock units (RSUs), with a one-year vesting period and a value equal to $180,000, effective on the first trading day of the fiscal year(2)

(1)	Directors who join the Board or who are elected as the Chair of a committee after the start of a fiscal quarter receive a prorated retainer for that quarter based on the number of days served.
(2)	Directors who join the Board after the start of a fiscal year receive a prorated grant for that year based on the number of partial and full months served.

All non-employee directors (other than the Board Chair) serving as of the first trading day of fiscal 2025 received 5,857 RSUs on May 28, 2024 (target value of $180,000). These RSUs vested on May 28, 2025.

Vesting of the RSUs in the non-employee director compensation program is accelerated in the event of death or permanent disability. If a director is no longer serving on the Board one year from the date of grant, vesting is prorated 25% for each fiscal quarter during which the director served for any amount of time.

Dividend equivalents accrue on the RSUs at the regular dividend rate in shares of our common stock and are paid in stock upon vesting.

OTHER NON-EMPLOYEE DIRECTOR COMPENSATION PROGRAMS

In addition to the cash payments and equity awards described above, all non-employee directors were entitled to participate in the following programs during fiscal 2025:

●	A matching gifts program was available to all non-employee directors. Conagra Brands matched up to $10,000 of a director’s eligible charitable donations made during the fiscal year; and
●	A nonqualified deferred compensation plan was available to all non-employee directors. This plan provided non-employee directors the ability to defer receipt of their cash or stock compensation. This program did not provide above-market or preferential earnings (as defined by SEC rules).

DIRECTOR STOCK OWNERSHIP REQUIREMENTS

The Board has adopted stock ownership requirements for its non-employee directors. All non-employee directors are expected to acquire and hold shares of common stock of Conagra Brands during their tenure with a value of at least $525,000 (5 times the annual cash retainer for board service). All directors must acquire this ownership level within five years following their first election to the Board. Shares personally acquired by the non-employee directors through open market purchases, shares acquired upon settlement of RSUs, unvested RSUs, and share equivalents acquired upon the deferral of fees, are counted toward the ownership requirement. Unexercised stock options are not counted.

Non-employee directors agree not to sell any shares of Company common stock until they have reached the guideline. During fiscal 2025, all of our Board members met the stock ownership guidelines or had less than 5 years of service on our Board and followed the retention requirement.

CONAGRA BRANDS 2025 PROXY STATEMENT 33

CORPORATE GOVERNANCE

NON-EMPLOYEE DIRECTOR COMPENSATION TABLE—FISCAL 2025

	Fees Earned or Paid in Cash	Stock Awards(1)	All Other Compensation(2)	Total
Name	($)	($)	($)	($)
Anil Arora	105,000	174,129	10,000	289,129
Thomas “Tony” K. Brown	105,000	174,129	0	279,129
Emanuel “Manny” Chirico	105,000	174,129	0	279,129
George Dowdie	105,000	174,129	0	279,129
Francisco Fraga	105,000	174,129	0	279,129
Fran Horowitz	105,000	174,129	10,000	289,129
Richard H. Lenny	20,000	445,028	5,000	470,028
Melissa Lora	130,000	174,129	10,000	314,129
Ruth Ann Marshall	125,000	174,129	10,000	309,129
Denise Paulonis	105,000	174,129	0	279,129

(1)

Reflects the grant date fair value (computed in accordance with Financial Accounting Standards Board Accounting Standards Codification (FASB ASC Topic 718) of the stock awards made to non-employee directors during fiscal 2025. The number of RSUs granted to all directors was determined by dividing the intended grant value ($180,000 for all non-employee directors other than Mr. Lenny who received $460,000) by the average of the closing stock price of our common stock on the NYSE for the 30 trading days prior to the grant date. Assumptions made in the valuation of these awards are discussed in Note 13 to the Company’s consolidated financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended May 25, 2025. At fiscal 2025 year-end, Mr. Lenny held 15,541 RSUs and each other non-employee director held 6,081 RSUs, all of which vested on May 28, 2025.

(1)	(2)Reflects the amount paid to designated charitable organizations on the director’s behalf under the non-employee director matching gifts program.

34 CONAGRA BRANDS 2025 PROXY STATEMENT

PROPOSAL 2: ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

Proposal 2: Advisory Vote to Approve Named Executive Officer Compensation

As required by Section 14A of the Exchange Act, we are asking you to approve, on an advisory basis, our named executive officer compensation for fiscal 2025. Consistent with our shareholders’ preference, last indicated at our 2024 Annual Meeting of Shareholders, we give our shareholders an opportunity to vote on our named executive officer compensation annually. As described under “Compensation Discussion and Analysis” and “Executive Compensation” below, our executive compensation program is designed to:

● reward performance ● drive focus, engagement, and execution ● support our business strategies	● discourage excessive risk-taking ● make us competitive with other organizations for top talent, and ● align the interests of our executive officers with the interests of our shareholders

Consistent with our pay-for-performance philosophy, in fiscal 2025:

●	Our named executive officers’ fiscal 2025 compensation opportunity was tied meaningfully to Company performance
●	89% of our CEO’s compensation and 80% of our other named executive officers’ compensation was at risk

Our incentive plan payouts demonstrated strong alignment with Company performance and our shareholders:

●	Our Annual Incentive Plan paid out below target at 74.3%
●	Our fiscal 2023 to 2025 Performance Shares paid out below target at 70.1%

We believe we demonstrated strong responsiveness to shareholder feedback following last year’s Say-on-Pay vote (as more fully described below in the Compensation Discussion & Analysis section) by making plan design changes and reaffirming our previous commitments regarding special equity grants.

For the reasons described in the Compensation Discussion and Analysis, we believe our executive compensation program is designed to link pay to performance. Accordingly, we are asking our shareholders to vote to support our named executive officer compensation as described in this Proxy Statement by approving the following resolution:

RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, compensation tables, and narrative discussion in this Proxy Statement, is hereby APPROVED.

This vote is not intended to address any specific item of our compensation program, but rather to address our overall approach to our named executive officer compensation. While this vote is advisory and not binding on our Company, the Board and its HR Committee value the opinions of our shareholders and expect to consider the outcome of the vote, along with other relevant factors, when considering named executive officer compensation in the future.

✓	Our Board recommends that you vote FOR this proposal 2, on an advisory basis, to approve our named executive officer compensation.

Compensation Committee Report

The Human Resources Committee has reviewed and discussed the below section of this Proxy Statement entitled “Compensation Discussion and Analysis” with management. Based on this review and discussion, the Human Resources Committee recommended to the Board that the section entitled “Compensation Discussion and Analysis” be included in this Proxy Statement and incorporated by reference in the Company’s Annual Report on Form 10-K for the fiscal year ended May 25, 2025.

CONAGRA BRANDS, INC. HUMAN RESOURCES COMMITTEE

Ruth Ann Marshall, Chair	Anil Arora	Fran Horowitz	Richard H. Lenny

CONAGRA BRANDS 2025 PROXY STATEMENT 35

MESSAGE FROM THE CHAIR OF OUR HUMAN RESOURCES COMMITTEE

Message from the

Chair of our Human Resources Committee

“We are grateful to all shareholders who engaged with us to share their candid perspectives on our compensation program. We are pleased that shareholders recognized the commitment made by the Committee and the compensation program redesign, which strengthens the alignment between pay and performance, as directly responsive to their feedback. The Committee and the full Board look forward to continuing the dialogue.”

August 6, 2025

Dear Fellow Shareholders,

On behalf of the Human Resources Committee, thank you for your continued investment in Conagra. As the management team executes on our key strategic priorities amid a volatile market environment, the Committee remains focused on ensuring the compensation program supports our growth objectives and long-term shareholder value creation by incentivizing the market expansion of our resilient brands and reinforcing our ability to attract and retain top executive talent.

As part of our commitment to paying for performance, we evaluated fiscal 2025 performance to ensure that incentive plan payouts were aligned with achieved results and shareholder experience over the applicable performance periods. The fiscal AIP paid out at 74.3% of target reflecting the Company’s performance this year which saw continued strong Free Cash Flow that allowed the Company to reduce net debt during fiscal 2025 while Net Sales and Operating Income were negatively impacted by lower consumer consumption. The LTI shares associated with the fiscal 2023-2025 performance period were earned at 70.1% of target, which represented 44% of the initial target grant value, based on the fiscal year-end stock price and inclusive of dividend equivalents on earned performance shares. We believe these incentive plan outcomes are aligned with both Company performance and our shareholders.

2024 Say-on-Pay Vote and Responsiveness Actions

Fiscal 2025 marked the first year of our redesigned compensation program, shaped by shareholder feedback gathered over the last two years of expanded engagement efforts. Specifically, the fiscal 2025 compensation program incorporated the following design features:

●	The Annual Incentive Plan retained the Free Cash Flow metric, originally introduced in fiscal 2024 in response to shareholder feedback and to incentivize debt leverage reduction, a key performance indicator used by our shareholders;
●	Shifted the LTI performance measurement period to a three-year cumulative basis, starting with the fiscal 2025 LTI plan, replacing the year-over-year growth rate approach taken in prior years; and
●	Introduced a relative TSR payout modifier to the fiscal 2025 LTI plan, designed to incentivize shareholder value creation and alignment with shareholder experience by measuring our performance relative to our defined peer group of food companies: General Mills, Inc., J.M. Smucker Company, The Kraft Heinz Company, Campbell Soup Company, and Kellanova (near-in peers).

We would also like to assure our shareholders of the Committee’s intent not to repeat the fiscal 2023 additional value grant approach for unearned awards and reaffirm our commitment not to provide any additional special grants to Mr. Connolly during his CEO tenure.

36 CONAGRA BRANDS 2025 PROXY STATEMENT

MESSAGE FROM THE CHAIR OF OUR HUMAN RESOURCES COMMITTEE

Throughout our engagement meetings, shareholders expressed overwhelmingly positive feedback on the updates to our fiscal 2025 compensation program and reiterated that the Committee’s response to their concerns related to the fiscal 2023 Say-on-Pay vote, including its statements regarding special grants, directly addressed their concerns reflected in the 2024 Say-on-Pay vote. We encourage you to review the full Compensation Discussion and Analysis section below for additional details.

In addition to our extended engagement efforts over the past two years, we have also partnered with the full Board to review the multi-year long-term executive succession planning efforts and remain confident that our compensation program is effective in attracting and retaining top talent, ensuring alignment with the Company’s current and evolving business priorities.

On behalf of the Human Resources Committee, thank you for your continued engagement with the Board and support of Conagra. We remain committed to active, open dialogue with all of our stakeholders as we continue to refine our executive compensation program to best support our growth strategy and business priorities. We respectfully request your support on this year’s advisory executive compensation proposal.

Sincerely,

Ruth Ann Marshall

Chair of the Human Resources Committee

CONAGRA BRANDS 2025 PROXY STATEMENT 37

SHAREHOLDER ENGAGEMENT AND RESPONSIVENESS

Shareholder Engagement and Responsiveness

The Human Resources Committee (the “HR Committee” or the “Committee”) values the year-round, open dialogue it maintains with shareholders to better understand investor perspectives on various matters, including our executive compensation program, pay-for-performance alignment, succession planning process, corporate governance, risk oversight responsibility, and other business priorities. The Committee, in collaboration with the full Board, considers all feedback received when evaluating appropriate and effective responsive actions and go-forward changes to our compensation program.

Over the past two fiscal years, the Committee has overseen a robust shareholder engagement effort to understand shareholders’ sentiments regarding our executive compensation program. Below is an overview of the key milestones leading up to this year’s Annual Meeting and Say-on-Pay vote. Notably, some shareholders chose to consider the fiscal 2024 performance and retention incentive awards provided to our CEO ("2024 CEO Retention Awards”) when determining their fiscal 2023 Say-on-Pay vote, while some deferred such consideration until the fiscal 2024 Say-on-Pay vote.

Say-on-Pay Vote and Responsiveness Timeline

July 2023

The HR Committee approves fiscal 2024 compensation, including the fiscal 2024 CEO Performance and Retention Awards which are proactively disclosed in a Form 8-K filing and the proxy statement for the 2023 Annual Meeting

September 2023 2023 Annual Meeting occurs, with some shareholders expressing their concerns related to the 2024 CEO Retention Awards through the fiscal 2023 Say-on-Pay vote

December 2023 – May 2024

The HR Committee oversees shareholder engagement and assures shareholders that it does not intend to repeat the additional value grant approach for unearned performance awards that was used in fiscal 2023 to address an extraordinary set of circumstances; further commits to not providing any additional special grants to Mr. Connolly during his CEO tenure

July 2024 Resources Committee approves FY25 executive compensation informed by shareholder feedback

The HR Committee approves fiscal 2024 executive compensation, informed by shareholder feedback obtained during the shareholder engagement following our 2023 Annual Meeting, including:

●
Maintains Free Cash Flow as an Annual Incentive Plan metric, adopted starting with fiscal 2024 AIP design in response to shareholder feedback and aligned with our strategic focus on debt leverage reduction;
●
Introduces a relative TSR modifier, beginning with the fiscal 2025 LTI plan; and

Shifts the LTI performance measurement approach to a three-year cumulative basis, starting with the fiscal 2025 LTI plan, replacing the year-over-year growth rate approach taken in fiscal 2023 and 2024

August 2024

2024 proxy statement is filed disclosing that the HR Committee reaffirmed its commitments that (1) it does not intend to repeat the additional value grant approach for unearned performance awards used in fiscal 2023, and (2) it will not provide any additional special grants to Mr. Connolly during his CEO tenure; the HR Committee discloses changes to its FY25 long-term incentive plan to further align pay with performance, including a three-year cumulative approach to performance measurement and a relative TSR modifier

August – September 2024

The HR Committee oversees shareholder engagement, with the HR Committee Chair and Independent Board Chair participating in meetings with our largest shareholders and the proxy advisory firm, Institutional Shareholder Services; the 2024 Annual Meeting takes place and shareholders vote on fiscal 2024 Say-on-Pay

November 2024 – July 2025

Chair of our HR Committee, Independent Board Chair, and management re-engage with shareholders and the proxy advisory firms, Glass Lewis and Institutional Shareholder Services, reaffirming shareholder support for the fiscal 2025 LTI design changes and updated approach with respect to special grants

July 2025 After reviewing the executive compensation program for alignment with its goals, shareholder feedback, and peer programs, the HR Committee approves fiscal 2026 executive compensation

38 CONAGRA BRANDS 2025 PROXY STATEMENT

SHAREHOLDER ENGAGEMENT AND RESPONSIVENESS

Shareholder Feedback and Responsive Actions

Below we provide an overview of our shareholder engagement efforts since filing our proxy statement for the 2024 Annual Meeting,

aimed at understanding shareholder perspectives on our compensation decisions and developing appropriate responses.

BEFORE

2024 ANNUAL MEETING

INVITED

More than 25 shareholders, representing more than 50% of our outstanding shares, to engage with us

MET WITH

11 shareholders who accepted our invitation to engage, representing ~35% of our outstanding shares

HR Committee Chair or Independent Board Chair participated in meetings with our largest shareholders

Following our proxy statement filing, in the weeks prior to the 2024 Annual Meeting, our engagement team, including our HR Committee Chair and Independent Board Chair, oversaw a shareholder outreach effort to discuss compensation decisions related to fiscal year 2024 executive compensation and actions taken in response to shareholder feedback, among other stewardship topics. Our HR Committee Chair and Independent Board Chair also met with proxy advisory firm, Institutional Shareholder Services.

In these discussions, most of our shareholders who indicated their intention to oppose the fiscal 2024 Say-on-Pay proposal told us their decision was primarily driven by the fiscal 2024 CEO Performance and Retention Grant, which they viewed as misaligned with their pay-for-performance stewardship principles.

Our shareholders also acknowledged that the assurance made by the HR Committee not to repeat the fiscal 2023 additional value grant approach for unearned performance awards and commitment not to grant any additional special awards to Mr. Connolly during his CEO tenure represented robust responses that addressed concerns related to fiscal 2023 and fiscal 2024 compensation decisions.

However, consistent with their stewardship guidelines, many shareholders viewed these forward-looking commitments to be outside the scope of their considerations for the 2024 Say-on-Pay vote. These shareholders viewed the commitment related to special awards for Mr. Connolly as a subsequent responsive action to be assessed in the context of the 2025 Say-on-Pay vote.

AFTER

2024 ANNUAL MEETING

INVITED

More than 30 shareholders, representing more than 50% of our outstanding shares, to engage with us

MET WITH

11 shareholders who accepted our invitation to engage, representing ~17% of our outstanding shares

HR Committee Chair or Independent Board Chair participated in meetings with our largest shareholders

In response to the results of our 2024 Say-on-Pay vote, which received support of approximately 45% of votes cast, the HR Committee oversaw additional shareholder engagement in late Fall 2024 and early 2025 to gain deeper insights into shareholder perspectives. Our HR Committee Chair and Independent Board Chair also met with proxy advisory firms, Glass Lewis and Institutional Shareholder Services.

Consistent with the feedback received leading up to the 2024 Annual Meeting, shareholders who voted against the 2024 Say-on-Pay proposal and participated in our engagement reiterated that the special award granted to our CEO was the primary reason for their vote.

Shareholders also reaffirmed that the HR Committee’s assurance not to repeat the additional value grant approach for unearned performance awards used in fiscal 2023 and commitment not to provide any additional special grants to Mr. Connolly during his CEO tenure – was directly responsive to their feedback and no additional mitigating actions were necessary.

During these discussions, many shareholders expressed overwhelmingly positive feedback on the redesign of our fiscal 2025 executive compensation program, which reflected a range of shareholder preferences conveyed to us during prior engagement meetings:

●
Maintained Free Cash Flow as an Annual Incentive Plan metric, consistent with fiscal 2024 AIP design and aligned with our strategic focus to reduce debt leverage;
●
Introduced a relative TSR modifier, beginning with the fiscal 2025 LTI plan; and
●
Shifted the LTI performance measurement period to a three-year cumulative basis, starting with the fiscal 2025 LTI plan, replacing the year-over-year growth rate approach taken for grants made in fiscal 2023 and 2024.

While shareholders who engaged with us shared diverse perspectives on specific performance metrics to consider in our future compensation program design, the majority shared that they were focused on evaluating our redesigned and normalized fiscal 2025 compensation program and did not view any further changes to our program design or forward-looking commitments as necessary.

CONAGRA BRANDS 2025 PROXY STATEMENT 39

SHAREHOLDER ENGAGEMENT AND RESPONSIVENESS

A detailed summary of the key themes shared by our shareholders following the 2024 Annual Meeting and our responsive actions are presented below.

What we learned	What we did
Special LTI Grant Value
The overwhelming majority of shareholders who voted against our Say-on-Pay proposal viewed two consecutive years with special LTI grant value in 2023 and 2024 as the primary factor behind their vote.

All of our shareholders who met with us viewed the assurances made by the HR Committee last year regarding additional LTI grant value as directly responsive to their feedback.

The HR Committee would like to reaffirm its assurance not to repeat the additional value grant approach for unearned performance awards used in fiscal 2023 and commitment not to provide any additional special grants to Mr. Connolly during his CEO tenure.

Consistent with those commitments, the fiscal year 2025 compensation program does not reflect any special LTI value nor any additional grants to Mr. Connolly beyond the regular annual equity incentives.

Succession Planning
In the context of the special award issued to Mr. Connolly in fiscal year 2024, some shareholders asked questions regarding our Board’s oversight of CEO succession planning.

Our Board reaffirms that CEO succession planning remains a top priority. In September 2023, the independent directors initiated a comprehensive long-term CEO succession planning process designed to foster a disciplined succession planning approach.

This year’s proxy statement includes an expanded CEO succession planning process description under “Corporate Governance—Succession Planning for Senior Executives” above to provide insight into the robust structure put in place by the independent directors to ensure the Company is well-positioned to support both planned and emergency executive succession across all key executive management roles.

Focus on Pay and Performance Alignment
Some shareholders encouraged the Committee to continue compensation program designs that clearly link executive rewards to the achievement of long-term Company goals and shareholder value creation.

Our executive compensation program is designed to encourage and reward behavior that promotes attainment of our annual and long-term goals.

We allocate a significant ratio of incentives for at-risk variable compensation – 89% for our CEO and 80% on average for other NEOs – with realizable opportunities tied to the achievement of pre-set rigorous performance metrics or our stock price performance.

For fiscal 2025, our annual incentive plan paid out at 74.3% of target, underscoring the rigor and alignment of our incentive plan with performance and our shareholder experience. The LTI shares associated with the fiscal 2023-2025 performance period were earned at 70.1% of target, which represented 44% of the initial target grant value, based on the fiscal year-end stock price and including dividend equivalents on earned Performance Shares.

For fiscal 2025, we introduced a relative TSR modifier (plus or minus 10%) for our LTI plan, comparing our 3-year relative TSR performance to our near-in peers.

As illustrated in our Pay Versus Performance Disclosure starting on page 73, our Executives’ Compensation Actually Paid (as defined by the SEC), is highly correlated to our stock price performance. As intended by our pay-for-performance philosophy, we believe our executive compensation design is effectively aligning executive and shareholder outcomes.

Based on shareholder feedback indicating their support for our compensation program without additional special grants going-forward, the Board believes that the commitments made by the Committee regarding additional LTI value and not to award any additional special grants for our CEO, along with the redesign of our long-term incentive plan and enhanced compensation disclosures, were directly responsive to shareholder feedback received during our engagement efforts. The full Board and HR Committee remain focused on maintaining an ongoing and transparent line of dialogue with all of our shareholders as we continue to evolve our compensation program to best incentivize strong shareholder value creation and returns.

40 CONAGRA BRANDS 2025 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Discussion and Analysis Table of Contents

Introduction

At Conagra Brands, we strive to create sustainable, profitable growth and long-term value for our shareholders, while providing innovative and quality food to customers and consumers. Management sets our annual and long-term business goals to support attainment of these objectives. The Board’s HR Committee (in this section, the Committee) oversees the design of our executive compensation program to incentivize achievement of our strategic priorities.

This Compensation Discussion and Analysis describes and analyzes our executive compensation program. Specifically, we describe and analyze the program’s application to the executive officers named in the Summary Compensation Table included under “Executive Compensation” below. For fiscal 2025, which began on May 27, 2024 and ended on May 25, 2025, our named executive officers (NEOs) were:

CURRENT NEOS

Sean M. Connolly	David S. Marberger	Noelle O’Mara	Thomas M. McGough	Alexandre O. Eboli
President and Chief Executive Officer	Executive Vice President and Chief Financial Officer	Executive Vice President and President, New Platforms and Acquisitions	Executive Vice President and Chief Operating Officer	Executive Vice President and Chief Supply Chain Officer

CONAGRA BRANDS 2025 PROXY STATEMENT 41

COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary

For more complete information on the program and the Committee’s processes related to the program, we encourage you to read this entire Compensation Discussion and Analysis and the related sections of this Proxy Statement.

Fiscal 2025 Performance Highlights

Improved Efficiency, Strong Cash Flow, Debt Reduction, and Continued Return of Capital to Shareholders

In fiscal 2025, we reached our “Fuel for Growth” $1 billion efficiency target, accomplished through initiatives such as network optimization and integrated margin management. Our net cash flow from operating activities was $1,692 million, free cash flow¹ was $1,303 million, and our free cash flow conversion rate1 was 118% in fiscal 2025. During the year, we reduced our net debt1 by $364 million and returned $669 million in dividends to shareholders.

Active Portfolio Reshaping

Fiscal 2025 was an active year for Conagra Brands portfolio reshaping. We divested our stake in Agro Tech Foods Limited (ATFL), an Indian joint venture. Additionally, we acquired Sweetwood Smoke & Co., maker of FATTY Smoked Meat Sticks, protein-packed, better-for-you snacks made with high-quality pork and beef smoked with real hickory wood. Continuing these efforts, in the first quarter of fiscal 2026, we have completed the sales of our Chef Boyardee, Van de Kamp’s and Mrs. Paul’s brands.

Successful Innovation

Our innovation slate for fiscal 2025 drove more than $300 million in retail sales and featured a host of successful launches. From better-for-you, low sugar meat snacks from FATTY and new varieties of Healthy Choice Power Bowls, to more indulgent fare from our new Dolly Parton line of southern favorites, Conagra Brands launched something for everyone in fiscal 2025.

Focus on Modern Health Trends

Throughout fiscal 2025, we continued to focus on what our consumers want, which increasingly is provocative products with modern health benefits. In December, we launched the “On Track” badge on select Healthy Choice frozen meals, indicating that the products are high in protein, low calorie, and a good source of fiber, which make these items "GLP-1 friendly." Healthy Choice is the first major food brand to call out "GLP-1 Friendly" on the package.

Fiscal 2025 Pay Outcomes

As more fully described in this Compensation Discussion and Analysis, the Committee considered the business outcomes described above in determining final payouts under our incentive programs with performance periods concluding in fiscal 2025.

Fiscal 2025 ANNUAL INCENTIVE PLAN

Metric (Weight)	Target ($ in millions)	AIP Results ($ in millions)	Payout Level (% of Target)
Adjusted Operating Profit* (50%)	$1,893	$1,636	33.4%
Adjusted Net Sales* (25%)	$12,084	$11,650	54.6%
Adjusted Free Cash Flow* (25%)	$1,001	$1,159	176.0%
		Calculated Payout %	74.3%

LONG-TERM INCENTIVE PLAN—Fiscal 2023-2025 PERFORMANCE SHARES

Performance Period	Metric	Target ($ in millions except EPS)	Results ($in millions except EPS)	Payout Level (% of Target)
Fiscal 2023	Adjusted EPS*	$2.27	$2.45	171.2%
	Adjusted Net Sales*	$12,055	$12,277
Fiscal 2024	Adjusted EPS*	$2.59	$2.41	23.4%
	Adjusted Net Sales*	$12,461	$12,051
Fiscal 2025	Adjusted EPS*	$2.55	$2.02	15.8%
	Adjusted Net Sales*	$12,232	$11,650
			Calculated Payout %	70.1%

*Adjusted metric used for compensation purposes. See “Other Compensation Policies, Programs, and Practices—Use of Adjustments in Incentive Programs” in this Proxy Statement for information about how the Committee calculates these metrics.

42 CONAGRA BRANDS 2025 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

Based on these results, the Committee approved a 74.3% payout under the fiscal 2025 AIP (which was subject to an individual performance modifier for each participant). Additionally, the Committee approved a 70.1% payout under the fiscal 2023 to 2025 Performance Shares with the Committee following its practice to pay Performance Shares at a level equal to the earned amount, without applying further discretion.

The Committee believes that its fiscal 2025 compensation decisions appropriately reflect its pay-for-performance philosophy and its focus on:

● compensating executives based on actual Company performance, and

● aligning management’s interests with those of our shareholders.

CONAGRA BRANDS 2025 PROXY STATEMENT 43

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Program Elements

Our executive compensation program is designed to encourage and reward behavior that promotes attainment of our annual and long-term goals. In turn, those goals are intended to lead to sustainable, profitable growth, and long-term shareholder value. The elements of our fiscal 2025 executive compensation program were as follows:

		Pay Element	Description
◀ FIXED ▶	Short- Term	BASE SALARY AND BENEFITS	• A fixed compensation program with salaries reviewed annually and adjusted as appropriate (as further described below)	• Health and welfare benefit packages and defined contribution retirement programs, that are market competitive and generally broad-based in the Company
◀ AT RISK / VARIABLE ▶		ANNUAL INCENTIVE PROGRAM (AIP)

•

A cash-based annual incentive program based on a single year of performance results

•

Fiscal 2025 awards were generally based on three weighted metrics:

◦

50% Weighting: Adjusted Operating Profit

◦

25% Weighting: Adjusted Net Sales

◦

25% Weighting: Adjusted Free Cash Flow

• Financial performance measures are aligned to our annual operating plan • Individual performance modifier is based on annual performance evaluations • Payouts range from 0% to 200% of target
	Long- Term	LONG-TERM INCENTIVE PLAN (LTI)	• A stock-based incentive program based on multi-year results or service • Vesting over 3 years
Performance Shares—60% of LTI Opportunity*

•

Opportunity to earn shares of our common stock if we achieve pre-set performance goals over a 3-year period

•

Pays out after 3-year performance period

•

3-year cumulative performance goals were set at the time of grant to determine targets for:

◦

Adjusted EPS, weighted at 70%

◦

Adjusted Net Sales, weighted at 30%

•

A relative Total Shareholder Return (TSR) multiplier provides for a potential adjustment of ±10 percentage points based on our three-year TSR performance relative to our near-in peers

•

Payouts range from 0% to 200% of target

RSUs—40% of LTI Opportunity*

•

Opportunity to earn shares of our common stock if the employee remains with Conagra over the 3-year ratable vesting period of the award

*Percentage of LTI opportunity is calculated excluding sign-on awards

• Rewards stock price appreciation and contributes to retention • 33% vests each year over 3 years

See “Other Compensation Policies, Programs, and Practices—Use of Adjustments in Incentive Programs” for information on how the compensation metrics Adjusted Operating Profit, Adjusted Net Sales, Adjusted Free Cash Flow and Adjusted EPS are calculated.

44 CONAGRA BRANDS 2025 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

Fiscal 2025 Executive Compensation Program

For fiscal 2025, the Committee created an executive compensation program that provides an appropriate mix of fixed and variable compensation elements:

Fixed Compensation	Variable Compensation
• Base Salary • Health and Welfare Benefits • Retirement Benefits	• Fiscal 2025 AIP (cash settled) • Fiscal 2025-2027 LTI Plan (stock settled)

The use of a mix of compensation types (salary, benefits, cash- and equity-based awards) and a mix of performance periods (single- and multi-year) was intended to promote behavior consistent with our long-term strategic plan and minimize the likelihood of executives having significant motivation to pursue risky or unsustainable results.

In overseeing this compensation program design, the Committee sought to encourage and reward behavior that would promote attainment of our annual and long-term business goals and lead to sustainable growth in shareholder value. The Committee focused on:

●	Aligning compensation programs, policies and practices to our Company’s vision, mission, and values
●	Being market competitive, but emphasizing variable compensation to differentiate our program from that of peers
●	Determining pay mix (fixed and variable compensation) based on executive position
●	Providing a compensation structure that groups positions based on impact to the Company
●	Affording opportunities and flexibility in pay positioning to ensure fair and equitable compensation and room for growth
●	Recognizing and differentiating based on individual, team, and Company performance

The Committee also considered peer compensation and other market data. The unique roles, responsibilities, individual and team contributions, and tenure of our named executive officers had a meaningful impact on their total fiscal 2025 compensation opportunity. A consistent theme of our compensation philosophy, however, is that, by design, variable compensation was a significant percentage of the total compensation opportunity for fiscal 2025. The Committee’s approach is to provide the greatest percentage of the executive’s compensation target opportunity in the form of long-term incentives payable in shares of our common stock. The Committee believes that this emphasis on stock-based compensation is the best method of aligning management interests with those of our shareholders.

Fiscal 2025 Target Compensation Opportunity Mix

The charts below show the allocation of the total target compensation opportunity (calculated using Eligible Earnings, target fiscal 2025 AIP award, and target LTI plan value) for Mr. Connolly and for our other named executive officers as a group. “Eligible Earnings” is equivalent to annual base salary earned during the fiscal year and reflects any periods of unpaid leave or any base salary changes made during the fiscal year.

FISCAL 2025 COMPENSATION OPPORTUNITY MIX (AT TARGET)*

*% opportunity is calculated excluding sign-on grants made to Ms. O’Mara.

CONAGRA BRANDS 2025 PROXY STATEMENT 45

COMPENSATION DISCUSSION AND ANALYSIS

Changes to incentive plans for fiscal 2025

For fiscal 2025, the incentive plan changes reflect a continued evolution toward performance alignment and market competitiveness.

The Committee determined it was important to maintain the structure of our annual incentive program which continues to reflect the right balance of performance alignment, strategic intent, and investor expectations.

Informed by our shareholder engagement relating to the 2024 Say-on-Pay vote, the Committee made changes to its approach to Performance Shares for awards approved in fiscal 2025. These changes reflect the Committee’s understanding of our shareholders’ preference to see TSR as an element in the incentive plan design, favorable view of our financial metrics, and preference for a long-term goal setting approach.

The Committee approved the addition of a relative TSR modifier to all Performance Shares granted in fiscal 2025, reinforcing the alignment between long-term incentive payouts and shareholder value creation. Under the updated design, the maximum payout remains capped at 200% of the target award, including a potential adjustment of ±10 percentage points based on our three-year TSR performance relative to a defined peer group of food companies: General Mills, Inc., J.M. Smucker Company, The Kraft Heinz Company, Campbell Soup Company, and Kellanova (near-in peers) that we commonly identify as our nearest competitors in our investor communications.

The Committee continued to utilize Adjusted EPS (weighted at 70%) and Adjusted Net Sales (weighted at 30%) as the Performance Share metrics for fiscal 2025. Dividend equivalents, if earned, will continue to be added to the final payout.

Additionally, for all Performance Shares awarded in fiscal 2025, the Committee took a 3-year cumulative approach to goal-setting reflecting a change from the year-over-year growth rate approach taken for grants made in fiscal 2023 and fiscal 2024.

46 CONAGRA BRANDS 2025 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

Fiscal 2025 Pay Decisions and Outcomes

BASE SALARIES

We pay salaries to our named executive officers to provide them with a base level of fixed income for services rendered. For Mr. Connolly, 11% of his total compensation opportunity was provided in the form of base salary in fiscal 2025. On average, 20% of the total fiscal 2025 compensation opportunity for each named executive officer, other than the Chief Executive Officer, was provided in the form of base salary. In fiscal 2025, the Committee examined a variety of factors including roles and responsibilities, internal equity, peer compensation, market data, and individual, team, and Company performance when establishing target compensation opportunities for our NEOs for fiscal 2025. After considering those factors, including Mr. Connolly’s strong performance in fiscal 2024, the Committee increased Mr. Connolly’s salary for fiscal 2025 to $1,415,000 as of July 22, 2024, from $1,375,000. Similar adjustments were made to our other NEOs’ salaries, as detailed below. Mr. Eboli’s salary increased 12% based on consideration of his fiscal 2024 performance, his vital role in sustaining supply chain stability in a challenging environment and competitive benchmarking. Additionally, Ms. O’Mara’s base salary was determined in May 2024 upon her hire based on the breadth, scope, and complexity of her role and responsibilities, internal equity, and benchmark data regarding opportunities for similarly situated executives in our peer group. A summary of the salaries of our named executive officers is set forth below.

			Percent of Fiscal 2025 Target
	Fiscal 2025 Base Salary Rate	Increase from Fiscal 2024	Total Direct Compensation
Name	($)	(%)	(%)
Mr. Connolly	1,415,000	2.9%	11%
Mr. Marberger	835,000	3.7%	20%
Ms. O'Mara	600,000	N/A	22%
Mr. McGough	835,000	3.7%	20%
Mr. Eboli	650,000	12.1%	18%

INCENTIVE PROGRAMS

OVERVIEW

We use incentive programs to closely align management compensation with Company performance. Our incentive programs reward for achievement of our annual operating plan and progress made toward our long-term strategic plan with a mixture of performance-based and time-based equity awards. For fiscal 2025, compensation tied to Company performance represented 89% of Mr. Connolly’s compensation opportunity. For the named executive officers other than the CEO, compensation tied to Company performance represented 80% of their total compensation opportunity for fiscal 2025.

We provide details of our incentive programs below. Financial targets are disclosed in this discussion in the limited context of our incentive plans; they are not statements of management’s expectations or estimates of results or other guidance. We specifically caution investors not to apply these statements to other contexts.

ANNUAL INCENTIVE PLAN

The fiscal 2025 AIP provided a broad-based, cash incentive opportunity to approximately 4,800 employees, including our named executive officers. We have regularly provided an annual incentive opportunity to a broad group of employees to reinforce a sense of ownership across our Company and drive and a pay-for-performance culture.

Each employee participating in the AIP has a target AIP annual incentive award opportunity, measured as a percentage of their Eligible Earnings earned in fiscal 2025. At the start of fiscal 2025, the Committee confirmed that the corresponding fiscal 2025 target AIP award opportunities for each named executive officer remained consistent with respective roles and responsibilities, internal equity, peer compensation, and market data.

At the start of fiscal 2025, the Committee determined to continue to utilize Adjusted Operating Profit, Adjusted Net Sales, and Adjusted Free Cash Flow as the Company performance metrics for the fiscal 2025 AIP and set objectives for fiscal 2025 performance under each metric. Results for Company performance under each metric are subject to adjustment for defined comparability items as described below under “Other Compensation Policies, Programs, and Practices—Use of Adjustments in Incentive Programs.” Under the fiscal 2025 AIP, the total payout opportunity for participants continued to be capped at 200% of target.

Consistent with prior years, an individual performance modifier was also included in the fiscal 2025 AIP to ensure that the final incentive payouts accurately reflect each participant’s contributions. At the beginning of fiscal 2025, each named executive officer set individual performance goals with their manager and, for our CEO, with the Human Resources Committee and the Board, based on our corporate strategy and the annual operating plan. Goals were then cascaded throughout the Company to align our employees’ goals with our

CONAGRA BRANDS 2025 PROXY STATEMENT 47

COMPENSATION DISCUSSION AND ANALYSIS

corporate goals. Performance against these goals was assessed following the end of fiscal 2025 to determine the individual performance modifier for each plan participant, including our named executive officers.

Mr. Connolly assesses each NEO’s individual performance against these goals, while the Committee assesses Mr. Connolly’s performance, taking into account factors such as individual accountability for achievement of strategic objectives. In no event will the individual performance modifier cause any participant’s total payout opportunity to exceed the maximum payout of 200% of target.

Following the end of the fiscal year, the following formula was applied to determine the payout of awards under the 2025 Annual Incentive Plan:

Eligible Earnings[1]		Target (% of Eligible Earnings)		Company Performance Adjusted Operating Profit (50%) Adjusted Net Sales (25%) Adjusted Free Cash Flow (25%)		Individual Performance Modifier		Annual Incentive Award (0-200%)
	X		X		X		=

(1)	Eligible Earnings is equivalent to annual base salary earned during the fiscal year and reflects any periods of unpaid leave or any base salary changes made during the fiscal year.

The Committee determined to maintain the NEO’s, including Mr. Connolly’s, AIP award opportunity consistent with fiscal 2024. The following table shows the target AIP opportunity, measured as a percentage of Eligible Earnings, set for the named executive officers by the Committee based on achievement of the Adjusted Operating Profit, Adjusted Net Sales, and Adjusted Free Cash Flow goals approved for the fiscal 2025 AIP. No portion of the incentive was guaranteed.

	Threshold AIP Award	Target AIP Award	Maximum AIP Award
	(as % of Eligible	(as % of Eligible	(as % of Eligible
Named Executive Officer	Earnings)	Earnings)	Earnings)
Mr. Connolly	45%	180%	360%
Mr. Marberger	25%	100%	200%
Ms. O'Mara	23%	90%	180%
Mr. McGough	25%	100%	200%
Mr. Eboli	23%	90%	180%

Ms. O’Mara’s AIP award opportunity was determined upon her hire based on the breadth, scope, and complexity of her role and responsibilities, internal equity, and benchmark data regarding opportunities for similarly situated executives in our peer group. AIP award opportunities for Mr. Connolly and all other NEOs, as percentages of Eligible Earnings, remained unchanged from fiscal 2024 to fiscal 2025. Please see the information above for a discussion of the factors the Committee considered when determining the individual target AIP award opportunities.

Fiscal 2025 Results

To incentivize management to make decisions that have positive long-term impacts, even at the expense of shorter-term results, and to prevent unusual gains and losses from having too great of an impact on plan payouts in any year, the Committee identified certain items to be excluded from the calculations of our incentive compensation performance metrics such as the impact of major business changes such as acquisitions, divestitures, and restructuring events to provide more consistent year-over-year comparison. The exclusion of these items may have a positive or negative impact on the calculation of our incentive compensation performance metrics. The use of adjustments to exclude items impacting comparability approved by the Committee applicable to the fiscal 2025 Adjusted Operating Profit, Adjusted Net Sales, and Adjusted Free Cash Flow metrics is described below under “Other Compensation Policies, Programs, and Practices—Use of Adjustments in Incentive Programs.”

For fiscal 2025 AIP purposes, after application of the adjustments to exclude items impacting comparability, the Committee determined that Conagra Brands delivered fiscal 2025 Adjusted Operating Profit of $1,636 million, Adjusted Net Sales of $11,650 million, and Adjusted Free Cash Flow of $1,159 million. Formulaically, these results provided for a payout equal to 74.3% of target.

48 CONAGRA BRANDS 2025 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

The Adjusted Operating Profit, Adjusted Net Sales, and Adjusted Free Cash Flow goals and results for the fiscal 2025 AIP were as follows:

*Adjusted metric used for compensation purposes. See “Other Compensation Policies, Programs, and Practices—Use of Adjustments in Incentive Programs” in this Proxy Statement for information about how the Committee calculates these metrics.

After reviewing the performance metrics and corresponding payout level, the Committee considered whether any discretionary adjustments were warranted to the overall payout based on the quality of results achieved. The fiscal 2025 AIP permitted the Committee to increase or decrease the pool funding level by an amount, up to 15%, based on its assessment of how the Company achieved its business results. The Committee determined not to make any adjustments to the pool funding level for fiscal 2025 based on Company performance equal to 74.3% of target.

Determination of Individual Named Executive Officer Awards

The Committee’s final step was to determine each named executive officer’s individual payout under the fiscal 2025 AIP. This process involved consideration of the individual’s target award, the Company’s performance against the performance goals, and each executive’s individual performance toward their individual goals and their individual and team contributions toward the Company’s achievement of the performance metrics.

Mr. Connolly’s input on the individual contribution of these leaders, and his recommendations on program payouts, also assisted the Committee in determining individual named executive officer AIP payouts. The full Board’s performance evaluation of Mr. Connolly was used in determining his payout. Ultimately, the Committee decided that each named executive officer should be compensated under the fiscal 2025 AIP as detailed in the chart below. Individual payouts were based on the 74.3% program payout level calculated based on the financial metrics with no adjustment for the individual performance modifier which was applied consistently at 100%.

	Target AIP Award		Performance Results		Individual Modifier		Actual AIP Payout
Named Executive Officer	($)		(%)		(%)		($)
Mr. Connolly	$2,535,923	x	74.3%	x	100%	=	$1,884,191
Mr. Marberger	$830,385	x	74.3%	x	100%	=	$616,976
Ms. O'Mara	$540,000	x	74.3%	x	100%	=	$401,220
Mr. McGough	$830,385	x	74.3%	x	100%	=	$616,976
Mr. Eboli	$575,308	x	74.3%	x	100%	=	$427,454

CONAGRA BRANDS 2025 PROXY STATEMENT 49

COMPENSATION DISCUSSION AND ANALYSIS

LONG-TERM INCENTIVE PLAN OVERVIEW

The Committee firmly believes in aligning the interests of our senior leaders with those of our shareholders. The significant extent to which equity is included in our named executive officers’ compensation opportunity evidences this belief.

For fiscal 2025, our annual LTI plan was intended to:

●	provide variable, competitive compensation based on long-term Company performance
●	incent and reward leaders who have the greatest ability to drive long-term Company success
●	reward participants for desired results that align with shareholder value creation

The Committee annually establishes a target long-term incentive grant value for each named executive officer using a value-based approach. For our annual program in fiscal 2025, as in recent years, 60% of this total target value was delivered in the form of a Performance Shares, and 40% of this total target value was delivered in the form of RSUs.

Fiscal 2025 LTI Plan Target Opportunity Awards

For fiscal 2025, the Committee maintained the existing LTI plan target opportunity for Mr. Connolly and all other NEOs, with the exception of Mr. Eboli. The Committee determined to set Mr. Eboli’s grant value higher than the prior year in recognition of his strong performance in fiscal 2024 and his vital role in sustaining supply chain stability in a challenging environment. Ms. O’Mara’s annual LTI target value was determined upon her hire based on the breadth, scope, and complexity of her role and responsibilities, internal equity, and benchmark data regarding opportunities for similarly situated executives in our peer group. In addition to her annual LTI target, Ms. O'Mara’s fiscal 2025 compensation included sign-on LTI awards as part of her hiring compensation package. All fiscal 2025 LTI plan grants were made on July 24, 2024.

	Fiscal 2025
	Grant Value (1)	RSUs	Performance Shares
Named Executive Officer	($)	(#)	(#)
Mr. Connolly	$9,400,000	128,807	193,210
Mr. Marberger	$2,500,000	34,257	51,386
Ms. O'Mara	$4,600,000(2)	104,142	53,441
Mr. McGough	$2,500,000	34,257	51,386
Mr. Eboli	$2,400,000	32,887	49,330
(1)	Reflects the approved grant value which is used to determine the number of shares to be granted by dividing the approved value by the average of the closing price of our common stock on the NYSE for the 10 trading days prior to the grant date.
(2)	Includes $3,000,000 of grant value for Ms. O’Mara’s sign-on awards ($2,000,000 in RSUs vesting ratably over two years, $400,000 in RSUs vesting ratably over three years, and $600,000 in Performance Shares with the same targets and performance-period as the annual LTI awards; all such RSUs and Performance Shares will forfeit upon Ms. O’Mara’s termination except as a result of death or permanent disability).

Each element of the LTI plan used in fiscal 2025 is discussed more fully below.

Long-Term Incentive Plan—RSUs

RSUs generally represent the right to receive a defined number of shares of our common stock after completing a period of service established at the grant date. RSUs encourage long-term commitment to the Company.

In general, RSUs granted under the fiscal 2025 LTI plan vest ratably, one third on each anniversary of the date of grant for three years, subject to the executive’s continued employment. A portion of Ms. O’Mara’s sign-on RSUs will vest ratably, one half on each anniversary of the date of grant for two years.

RSUs awarded under the fiscal 2025 LTI plan do not accrue dividend equivalents during the vesting period.

Long-Term Incentive Plan—Performance Shares

Performance Shares represent an opportunity to earn a defined number of shares of our common stock if we achieve pre-set performance goals over a performance measurement period. In general, the Performance Shares vest following completion of the third

50 CONAGRA BRANDS 2025 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

fiscal year after the grant and provide the named executive officer participating in the cycle the opportunity to earn a payout, in shares of common stock, from 0% to 200% of their respective target award. Dividend equivalents are paid in additional shares of common stock on the portion of Performance Shares actually earned accrued at our regular dividend rate during the performance period.

The three-year nature of the Performance Shares means that in any year, a named executive officer may have Performance Shares relating to up to three performance periods outstanding at any time. In fiscal 2025, for example, each named executive officer, except for Ms. O’Mara, who became our Executive Vice President & President, New Platforms & Acquisitions in fiscal 2025, had outstanding fiscal 2023 to 2025 Performance Shares, fiscal 2024 to 2026 Performance Shares, and fiscal 2025 to 2027 Performance Shares.

Goal Setting for Performance Shares

The Committee’s approach to selecting and setting performance goals for each cycle of Performance Shares is thorough. Prior to the start of a performance period, the Committee discusses proposed plan design, taking into consideration the Company’s strategic plan. Then, shortly after the start of each performance period, the Committee approves the actual metric or metrics for the program and the specific financial hurdles that must be met for awards to be earned.

For each of the fiscal 2023–2025, fiscal 2024–2026, and fiscal 2025–2027 Performance Share cycles, the Committee has selected two metrics: Adjusted EPS (weighted at 70%) and Adjusted Net Sales (weighted at 30%) to align with the Company’s strategic plan.

The Committee’s preferred approach is for the performance goals in each grant to cover the full three years of the performance period. However, the Committee retains the discretion to use longer or shorter performance periods if doing so is appropriate considering relevant Company dynamics or macroeconomic conditions. For the fiscal 2023–2025 and fiscal 2024–2026 Performance Share cycles, the Committee utilized a year-over-year growth rate approach, setting annual goals for each of the three fiscal years based on prior-year performance. The chart below shows the formula applicable to determine the payout of shares under the fiscal 2023–2025 and fiscal 2024–2026 Performance Share cycles:

Year 1	Adjusted EPS (70%)	+	Adjusted Net Sales (30%)	x	1/3
+
Year 2	Adjusted EPS (70%)	+	Adjusted Net Sales (30%)	x	1/3	= LTI Payout
+
Year 3	Adjusted EPS (70%)	+	Adjusted Net Sales (30%)	x	1/3

For the fiscal 2025–2027 Performance Share cycle, based on shareholder feedback, the Committee utilized a cumulative three-year approach to goal setting using the same metrics and weightings as prior cycles. Additionally, the Committee introduced a relative TSR modifier to further align executive compensation with shareholder outcomes. At the end of the performance period, the payout may be increased or decreased by 10 percentage points based on the Company’s relative TSR performance versus our near-in peers. The chart below shows the formula applicable to determine the payout of shares under the fiscal 2025–2027 Performance Share cycle:

3 Year Period	Adjusted EPS (70%)	+	Adjusted Net Sales (30%)	x	TSR Modifier (+/- 10%)	= LTI Payout

The Committee believes effective goal setting is among the most important aspects of establishing the executive compensation program. As such, the Committee makes goal-setting decisions that it believes best maintain the alignment of the Company’s LTI plan with the Company’s external financial commitments to investors.

Fiscal 2023 to 2025 Performance Shares

Performance shares for the fiscal 2023 to 2025 cycle of the long-term incentive plan were granted at the start of fiscal 2023. Using a year-over-year growth rate approach, the Committee established Adjusted EPS and Adjusted Net Sales targets for each of the three fiscal years based on prior-year performance. The Committee applied the same targets to the additional value Performance Shares and the annual Performance Shares granted in fiscal 2023. Results for each metric were subject to adjustments as described below under “Other Compensation Policies, Programs, and Practices—Use of Adjustments in Incentive Programs.”

As set forth in the table below, our financial performance over the three-year performance period fiscal 2023 to 2025 resulted in a funding level equal to 70.1% for the Performance Shares which were paid out, to the extent earned, plus accrued dividends on the earned shares, in shares of common stock in July 2025. It is generally the Committee’s practice to pay Performance Shares at a level

CONAGRA BRANDS 2025 PROXY STATEMENT 51

COMPENSATION DISCUSSION AND ANALYSIS

equal to the earned amount, without applying further discretion. The Committee followed this practice for the fiscal 2023 to 2025 Performance Shares.

The table below provides the performance targets for threshold (25%), target (100%), and maximum (200%) payout, the performance and payout level achieved for each metric for each year of the fiscal 2023 to 2025 cycle, the aggregate payout level for each fiscal year, and the aggregate payout level for the three-year performance period:

FY23-25 Performance Cycle ($ in millions, except EPS)

	Actual	25%	100%	200%	Payout Level (% of target)	Totals
FY23						
Adjusted EPS* (70%)	$2.45 (200% payout)	$2.14	$2.27	$2.40	140.0%	
Adjusted Net Sales* (30%)	$12,277 (104.0% payout)	$11,287	$12,055	$12,823	31.2%	(1/3)
					171.2%	57.0%
FY24						
Adjusted EPS* (70%)	$2.41 (0.0% payout)	$2.44	$2.59	$2.73	0%	
Adjusted Net Sales* (30%)	$12,051 (78.0% payout)	$11,667	$12,461	$13,255	23.4%	(1/3)
					23.4%	7.8%
FY25						
Adjusted EPS* (70%)	$2.02 (0.0% payout)	$2.40	$2.55	$2.69	0%	
Adjusted Net Sales* (30%)	$11,650 (52.8% payout)	$11,452	$12,232	$13,011	15.8%	(1/3)
					15.8%	5.3%

Total Payout = 70.1%

*Adjusted metric used for compensation purposes. See “Other Compensation Policies, Programs, and Practices—Use of Adjustments in Incentive Programs” in this Proxy Statement for information about how the Committee calculates these metrics.

Fiscal 2024 to 2026 Performance Shares

Performance shares for the fiscal 2024 to 2026 cycle of the LTI plan were granted at the start of fiscal 2024. The Committee established targets using a year-over-year growth rate approach. The Committee applied the same targets to the retention Performance Shares and the annual Performance Shares granted in fiscal 2024. The performance period for this cycle will conclude at the end of

52 CONAGRA BRANDS 2025 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

fiscal 2026 and the Performance Shares will pay out, to the extent earned, in shares of common stock in July 2026. The table below provides the performance targets for threshold (25%), target (100%), and maximum (200%) payout for the fiscal 2024 to 2026 cycle:

FY24-26 Performance Cycle ($ in millions, except EPS)

	25%	100%	200%
FY24			
Adjusted EPS* (70%)	$2.37	$2.52	$2.65
Adjusted Net Sales* (30%)	$11,702	$12,449	$13,196
FY25			
Adjusted EPS* (70%)	$2.42	$2.58	$2.71
Adjusted Net Sales* (30%)	$11,486	$12,220	$12,953
FY26			
Adjusted EPS* (70%)	$1.92	$2.04	$2.15
Adjusted Net Sales* (30%)	$10,557	$11,231	$11,905

*Adjusted metric used for compensation purposes. See “Other Compensation Policies, Programs, and Practices—Use of Adjustments in Incentive Programs” in this Proxy Statement for information about how the Committee calculates these metrics.

The grant date fair value of all Performance Shares granted to the named executive officers under the fiscal 2024 to 2026 cycle, based on target, the probable outcome of the performance conditions for such period, is included in the “Outstanding Equity Awards at Fiscal Year End – Fiscal 2025” table in this Proxy Statement.

Fiscal 2025 to 2027 Performance Shares

Performance shares for the fiscal 2025 to 2027 cycle of the LTI plan were granted at the start of fiscal 2025. The Committee established targets using a cumulative three-year measurement approach. These Performance Shares are subject to a relative TSR versus our near-in peers, increasing or decreasing the payout opportunity by 10 basis points, to enhance the alignment between executive compensation and long-term shareholder value creation. This modifier ensures that payouts under the Performance Shares not only reflect internal financial performance but are also adjusted based on how our stock performs relative to our near-in peers. The performance period for this cycle will conclude at the end of fiscal 2027 and the Performance Shares will pay out, to the extent earned,

CONAGRA BRANDS 2025 PROXY STATEMENT 53

COMPENSATION DISCUSSION AND ANALYSIS

in shares of common stock in July 2027. The table below provides the 3-year performance targets for threshold (25%), target (100%), and maximum (200%) payout for the fiscal 2025 to 2027 performance cycle:

*Adjusted metric used for compensation purposes. See “Other Compensation Policies, Programs, and Practices—Use of Adjustments in Incentive Programs” in this Proxy Statement for information about how the Committee calculates these metrics.

The grant date fair value of all Performance Shares granted to the named executive officers under the fiscal 2025 to 2027 cycle, based on target, the probable outcome of the performance conditions for such period, is included in the “Outstanding Equity Awards at Fiscal Year End – Fiscal 2025” table in this Proxy Statement.

Design and Approval of Our Fiscal 2025 Program

The Committee’s process to design the compensation program for the named executive officers is a robust one. To help ensure that its design objectives are met and program elements are reasonable, the Committee uses a variety of inputs, including the results of our annual Say-on-Pay vote, the advice of the Committee’s independent compensation consultant, Company- and participant-focused considerations, the input of our Chief Executive Officer, and risk mitigation considerations. Please see “Message from the Chair of our Human Resources Committee” and “Shareholder Engagement and Responsiveness” above for a discussion of the Committee’s consideration of our annual Say-on-Pay vote.

We address each of the other inputs considered by the Committee below.

Advice from Independent Consultant and Review of Market Data

As part of its process, the Committee leveraged the advice and counsel of its independent compensation consultant, FW Cook, in setting fiscal 2025 compensation. The consultant assists the Committee in monitoring:

●	policy positions of institutional shareholders and their advisors,
●	emerging market practices in compensation design and philosophy, and
●	policy developments relevant to the Committee’s work.

The Committee’s consultant also provides internal and external pay comparison data. The Committee uses this data as a market check on its compensation decisions and does not mandate target ranges for our named executive officers’ salaries, annual incentive opportunities, long-term incentive opportunities, or total direct compensation levels as compared to the peer group. The Committee recognizes that over-reliance on external comparisons can be of concern; therefore, the Committee uses external comparisons as only one point of reference and is mindful of the value and limitations of comparative data.

The Committee’s first step in using external data for fiscal 2025 was the identification of an appropriate peer group. FW Cook prepared a list of potential peer companies (with an emphasis on food and beverage companies) based on consideration of the following criteria:

OPERATIONS AND SCALE
Companies similar in size (based on revenue, market capitalization, and enterprise value) and industry (packaged food and meats and broader brand-based consumer packaged goods companies);

BUSINESS CHARACTERISTICS Public companies listed on major U.S. exchanges and subject to U.S. disclosure rules, and companies with whom we compete for talent; and
PROXY ADVISOR PEERS Companies included in peer groups used by shareholder advisory firms (as a reference).

54 CONAGRA BRANDS 2025 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

Based on its annual review of the peer group, the Committee determined it was appropriate to revise the peer group for fiscal 2025 compensation decisions. Based on a review of peer selection criteria that included a review of market cap, enterprise value, and annual revenue, we removed Estée Lauder which exceeded our market cap criteria and added Post Holdings which met our criteria. Post Holdings was selected from multiple potential companies since it satisfied all of the peer selection criteria, was a compensation peer used by several of the companies in our peer group, and was included in one of the proxy advisor peer groups. The Committee considered the size of the peer group as well and determined that 16 remained a sufficient size for data sampling.

The Committee approved the following peer group of 16 companies for purposes of assessing fiscal 2025 compensation competitiveness:

• Campbell Soup Company	• Kellanova
• Church & Dwight Co., Inc.	• Keurig Dr. Pepper Inc.
• The Clorox Company	• Kimberly-Clark Corporation
• Colgate-Palmolive Company	• The Kraft Heinz Company
• General Mills, Inc.	• McCormick & Company, Incorporated
• The Hershey Company	• Mondelēz International, Inc.
• Hormel Foods Corporation	• Newell Brands Inc.
• The J. M. Smucker Company	• Post Holdings Inc.

Consideration of Company and Participant Focused Matters

The Committee also generally considered the following Company- and participant-focused matters in making fiscal 2025 compensation decisions:

Company-Focused Matters	Participant-Focused Matters

•

Company performance in prior years and expectations for the future

•

The anticipated degree of difficulty inherent in the incentive performance goals

•

The level of risk-taking the program would reward

•

The general business environment

•

Practices and developments in compensation design and governance

•

Individual performance history

•

The anticipated degree of difficulty inherent in individual goals

•

Internal pay equity

•

The potential complexity of each program, preferring programs that are transparent to participants and shareholders and easily administered

Input from our Chief Executive Officer

Mr. Connolly, our President and Chief Executive Officer, played a role in several key areas of the design of our fiscal 2025 executive compensation program.

SELECTING PERFORMANCE METRICS AND TARGET PERFORMANCE LEVELS

The Committee sought Mr. Connolly’s input on the selection of plan metrics and performance targets for fiscal 2025 to ensure the design of the incentive plans was closely aligned with our strategic priorities and effectively measured progress against them, based on his understanding of our investors’ expectations, operating plans and financial goals.

Apart from this input from Mr. Connolly, no named executive officer played a direct role in his own compensation determination for fiscal 2025.

CONAGRA BRANDS 2025 PROXY STATEMENT 55

COMPENSATION DISCUSSION AND ANALYSIS

Other Compensation Policies, Programs, and Practices

COMMITTEE’S VIEWS ON EXECUTIVE STOCK OWNERSHIP

The Committee has adopted stock ownership guidelines applicable to all of our most senior employees, including our named executive officers. These guidelines, which are represented as a percentage of salary, increase with level of responsibility within the Company. The Committee has adopted these guidelines because it believes that management stock ownership promotes alignment with shareholder interests.

The named executive officers are expected to reach their respective ownership requirement within a reasonable period after appointment. Shares personally acquired by the executive through open market purchases or through our employee benefit plans (for example, our employee stock purchase plan), as well as outstanding RSU awards, are counted toward the ownership requirement. Unexercised stock options and unearned Performance Shares are not counted. If a named executive officer’s ownership position is below the applicable ownership requirement, the named executive officer is required to hold 75% of the net shares received from equity compensation awards.

The following table reflects the ownership, as of July 23, 2025, of our named executive officers.

Named Executive Officer	Stock Ownership Guideline (Multiple of Salary)		Actual Ownership (Multiple of Salary)(1)
Mr. Connolly	• • • • • •	6x	27x
Mr. Marberger	• • • •	4x	10x
Ms. O’Mara	• • •	3x	5x
Mr. McGough	• • • •	4x	10x
Mr. Eboli	• • •	3x	4x

(1)	Based on the closing price of our common stock on the NYSE on July 23, 2025, $19.63, and the salaries of the named executive officers in effect as of May 25, 2025.

BENEFIT PROGRAMS

We offer a package of core employee benefits to our employees, including our named executive officers. With respect to health and welfare benefits, we offer health, dental, and vision coverage and life and disability insurance. The Company and employee participants share in the cost of these programs.

We offer a matching-gifts program through our Conagra Brands Foundation. To maximize community impact, the Conagra Brands Foundation offers matching gift opportunities to all employees, including the named executive officers. Donations made by the Foundation on behalf of a named executive officer are included in the “All Other Compensation” column of the “Summary Compensation Table—Fiscal 2025.”

With respect to retirement benefits, we maintain a qualified 401(k) retirement plan (with a Company match on employee contributions and a nonelective employer contribution) and the named executive officers are entitled to participate in this plan on the same terms as other employees. Mr. McGough also participated in a qualified pension plan that was closed to new participants in 2013 and frozen effective December 31, 2017.

Some of the named executive officers and other employees at various levels of the organization participate in a voluntary deferred compensation plan. The voluntary deferred compensation plan enables us to pay retirement benefits in amounts that exceed the limitations imposed by the Internal Revenue Code of 1986, as amended (the Code) under our qualified plans. The plan allows the named executive officers, as well as a broader group of employees, to defer receipt of a portion of their base salary and annual cash incentive compensation. A Company match is made on deferrals of any compensation above the Internal Revenue Service (IRS) annual compensation limit ($350,000 for calendar year 2025, and $345,000 for calendar year 2024), and a nonelective contribution is made on compensation above the limit. The program permits executives to save for retirement in a tax-efficient way at minimal administrative cost to the Company. Executives who participate in the program are not entitled to above-market (as defined by the SEC) or guaranteed rates of return on their deferred funds.

We include contributions made by the Company to the named executive officers’ 401(k) plan and voluntary deferred compensation accounts in the “All Other Compensation” column of the “Summary Compensation Table—Fiscal 2025.” We provide a complete description of these retirement programs under the headings “Pension Benefits—Fiscal 2025” and “Nonqualified Deferred Compensation—Fiscal 2025” below.

56 CONAGRA BRANDS 2025 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

SECURITY POLICY

The Committee has determined that it is appropriate to cover Mr. Connolly by our security policy. As a result, Mr. Connolly is required to take corporate aircraft for all business and personal air transportation and to utilize a Company car and driver for his commute and other transportation to and from our corporate office. To offset a portion of the incremental cost to the Company of his personal use of corporate aircraft, we entered into an aircraft time share agreement with Mr. Connolly. Under the agreement, Mr. Connolly is responsible for reimbursing us, in cash, certain amounts to help offset a portion of our incremental costs of personal flights, consisting of the cost of fuel and incidentals such as landing and parking fees, airport taxes, and catering costs for such flights. We do not charge for the fixed costs that would be incurred in any event to operate the Company aircraft (for example, aircraft purchase costs, maintenance, insurance, and flight crew salaries). Mr. Connolly’s reimbursement obligation to the Company begins once the incremental cost of his personal flights exceeds $150,000 in a fiscal year. Under SEC’s rules, Mr. Connolly’s personal use of corporate aircraft and 100% of his use of a Company car and driver is considered a perquisite and the incremental cost to us of providing these benefits in fiscal 2025 is included in the “All Other Compensation” column of the “Summary Compensation Table—Fiscal 2025.”

A copy of the Conagra Brands, Inc. Aircraft Use Policy is available to any shareholder who requests it from the Corporate Secretary at 222 Merchandise Mart Plaza, Suite 1300, Chicago, Illinois 60654.

AGREEMENTS WITH NAMED EXECUTIVE OFFICERS

Agreement with Mr. Connolly

We entered into a letter agreement with Mr. Connolly on August 2, 2018, which replaced Mr. Connolly’s prior employment agreement that expired on August 1, 2018. The letter agreement generally describes Mr. Connolly’s duties and responsibilities as CEO, and provides for a minimum base salary of $1.2 million subject to review and possible increase by the Committee and the Board’s independent directors, as well as a customary vacation allowance. The letter agreement also outlines Mr. Connolly’s participation in our incentive compensation programs. Regarding the annual incentive program, the agreement provides that Mr. Connolly’s target opportunity will be at least 150% of his base salary. With respect to long-term incentives, Mr. Connolly is entitled each year to receive a long-term award opportunity with a target value of at least $7.5 million for any routine three-year performance period approved by the Committee, subject to the terms and conditions established by the Committee.

The agreement subjects Mr. Connolly to our stock ownership guidelines. Mr. Connolly also remains bound to certain provisions in his prior employment agreement that survived the expiration of such agreement, including a one-year post-employment non-competition restriction and our standard confidentiality and non-solicitation agreement.

The agreement continues the application of our security policy to Mr. Connolly, as further described above and under “Executive Compensation—Summary Compensation Table—Fiscal 2025” below. In addition, we also agreed to pay Mr. Connolly for professional fees incurred in the negotiation and preparation of the new letter agreement (and related documents).

The agreement also entitles Mr. Connolly to participate in benefit plans and programs that are made available to senior executives generally. For information about the terms of Mr. Connolly’s participation in our retirement plans and deferred compensation plans, see “Executive Compensation—Nonqualified Deferred Compensation—Fiscal 2025” below.

The letter agreement also includes retirement benefits for Mr. Connolly. It provides that, for Mr. Connolly’s equity awards granted on or after July 17, 2018, and for any annual incentive plan in effect in the year of his retirement, (a) any definition of “early retirement” will be no less favorable to Mr. Connolly than the requirement that Mr. Connolly attains at least age 55 but has not yet attained age 57, and (b) any definition of “normal retirement” will be no less favorable to Mr. Connolly than the requirement that Mr. Connolly attain at least age 57. In addition, his letter agreement provides that Mr. Connolly equity awards will continue to vest after retirement in accordance with the normal vesting schedule for such awards even if the equity award agreement provides for immediate vesting, as long as his retirement is not within 2 years of a change of control.

The letter agreement also provides for severance, termination, and change of control benefits.

Mr. Connolly’s severance benefits under the letter agreement are further described below under the heading “Executive Compensation—Potential Payments Upon Termination or Change of Control.”

Change of Control Agreements

We have agreements with our named executive officers that are designed to promote stability and continuity of senior management in the event of a change of control. The Committee routinely evaluates participation in this program and its benefit levels to ensure their reasonableness.

Since fiscal 2012, individuals promoted or hired into positions that, in the Committee’s view, are appropriate for change of control program participation have not been entitled to any excise tax gross-up protection. Although the Committee continues to believe in the importance of maintaining a change of control program, it believes that offering excise tax gross-ups to new participants is inappropriate relative to best executive pay practices.

CONAGRA BRANDS 2025 PROXY STATEMENT 57

COMPENSATION DISCUSSION AND ANALYSIS

We provide a complete description of the amounts potentially payable to our named executive officers under these agreements under the heading “Executive Compensation—Potential Payments Upon Termination or Change of Control.”

Severance Agreements

We have adopted a broad severance plan potentially applicable to all salaried employees, including the named executive officers. In some circumstances, as part of negotiations during the hiring or recruiting process, we have supplemented this plan with specific severance agreements. No such agreements currently exist with our named executive officers other than Mr. Connolly.

Clawback Policy

Since 2012, the Company has had a clawback policy in place that required excess amounts paid to any culpable senior officer under our incentive compensation programs to be recovered in the event of a material restatement of the Company’s financial statements resulting from the fraudulent, dishonest, or reckless actions of such senior officer. During fiscal 2024, we made revisions to our Clawback Policy to align with new listing standards and rules of the NYSE. In accordance with the NYSE rules, our Mandatory Clawback Policy requires the Board to recoup excess incentive-based compensation paid to our executive officers as a result of a material restatement of the Company’s financial statements. Additionally, in 2024, the Board updated our Supplemental Clawback Policy to give the Board discretion to recoup compensation from a culpable senior officer in the event of significant financial or reputational harm to the Company resulting from such senior officer’s fraudulent, dishonest, willful, or reckless actions. This Supplemental Clawback Policy applies regardless of whether the event results in a restatement of the Company’s financial statements. Both cash- and equity-based compensation, whether or not previously paid or deferred, are subject to recoupment under these policies.

Anti-Pledging / Hedging Policy

Our directors and executive officers, including our named executive officers, are prohibited from pledging their shares of Company stock or hedging their ownership of Company stock, including by trading in publicly-traded options, puts, calls, or other derivative instruments related to Company stock or debt. Our hedging policy for directors and executive officers does not apply to other employees.

Committee’s Practices Regarding the Timing of Equity Grants

We do not backdate stock options or grant equity retroactively. We do not coordinate grants of equity with disclosures of positive or negative information. Most equity is granted in the ordinary course at an annual Committee meeting each July.

The Committee eliminated the granting of stock options from its executive compensation program in 2016. However, historically, stock options were granted with an exercise price equal to the closing market price of our common stock on the NYSE on the date of grant. If a stock option grant was made other than during the routine July Committee meeting, the Company would require that the grant be made on the first trading day of the month on or following the grantee’s date of hire.

Use of Adjustments in Incentive Programs

Our goal is to pay incentives based on the same underlying business trends and results that our investors are using to measure Company performance. To incent management to make decisions that have positive, long-term impacts, even at the expense of shorter-term results, and to prevent one-time gains and losses from having too great of an impact on incentive payouts, each year when setting performance targets under the AIP and Performance Shares under the LTI Plan, the Committee identifies certain items that will be excluded from the calculation of the performance metrics under these plans.

●	Generally, the Committee identifies potential exclusions from the calculations of our incentive plan metrics when setting targets each year. These exclusions provide consistency year-over year in determining incentive payouts and includes items such as the impact of major business changes such as acquisitions, divestitures, and restructuring events and other comparability items that we commonly exclude when presenting adjusted financial measures to our investors to provide more consistent year-over-year comparison. For example, in fiscal 2025, the Committee excluded certain tax benefits and fire-related insurance recoveries received by the Company.
●	The Committee may also exclude from the calculations of our incentive plan metrics the impact of factors that, in the relevant period, are expected to be difficult to forecast or outside management’s control. For example, for certain fiscal years, the Committee excluded the impact of our joint venture with Ardent Mills due to anticipated market volatility, limited predictability, and minimal ability for management to directly affect outcomes.
●	Because expected adjustments are approved by the Committee when setting performance targets, adjustments may differ for the same fiscal year based on when the compensation was approved.

These exclusions may have a positive or negative impact on the calculation of our incentive plan metrics. Our pay versus performance charts reflect the relevant compensation metric as calculated for the compensation that paid out that year.

58 CONAGRA BRANDS 2025 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

The table below shows our closest reported financial measure, the financial metric as calculated for compensation purposes, and the items excluded for each of the fiscal years presented in this proxy statement including Adjusted EPS and Adjusted Operating Profit for fiscal 2021 to fiscal 2025 as presented in our pay versus performance table. When a compensation metric is calculated differently for different awards, the awards and which calculation was used for our pay versus performance charts is identified below:

Adjustments to Compensation Metrics ($ in millions, except per share data)
Reported Financial Measure	Compensation Metric	Adjustments
FY25
Net Sales: $11,613	Adjusted Net Sales: $11,650	Adjusted $37 for year-over-year non-comparability items
EPS: $2.40	Adjusted EPS: $2.02	Adjusted ($.28) for anticipated events and ($.10) for year-over-year non-comparability items
Operating Profit: $1,365	Adjusted Operating Profit: $1,636	Adjusted $271 for year-over-year non-comparability items
Net Cash Flow From Operating Activities: $1,692	Adjusted Free Cash Flow: $1,159	Adjusted ($383) for year-over-year non-comparability items and ($150) for anticipated events
FY24
Net Sales: $12,051	Adjusted Net Sales: $12,051	None
EPS: $0.72	Adjusted EPS: $2.41	For the FY23-25 Performance Shares, adjusted $1.95 for year-over-year non-comparability items and ($0.26) for anticipated events
EPS: $0.72	Adjusted EPS: $2.67	For the FY22-24 Performance Shares, adjusted $1.95 for year-over-year non-comparability items and included in the pay versus performance adjusted EPS chart for FY24
Operating Profit: $853	Adjusted Operating Profit: $1,923	Adjusted $1,070 for year-over-year non-comparability items

FY23
Net Sales: $12,277	Adjusted Net Sales: $12,277	None
EPS: $1.42	Adjusted EPS: $2.45	For the FY23-25 Performance Shares, adjusted $1.35 for year-over-year non-comparability and ($0.32) for anticipated events
EPS: $1.42	Adjusted EPS: $2.77	For the FY21-23 Performance Shares, adjusted $1.35 for year-over-year non-comparability and included in the pay versus performance adjusted EPS chart for FY23
Operating Profit: $1,075	Adjusted Operating Profit: $1,917	Adjusted $842 for year-over-year non-comparability items
FY22
EPS: $1.84	Adjusted EPS: $2.41	Adjusted $0.57 for year-over-year non-comparability
Operating Profit: $1,346	Adjusted Operating Profit: $1,665	Adjusted $311 for year-over-year non-comparability items and $8 for anticipated events
FY21
EPS: $2.66	Adjusted EPS: $2.66	None
Operating Profit: $1,776	Adjusted Operating Profit: $1,964	Adjusted $188 for year-over-year non-comparability items

Tax and Accounting Implications of the Committee’s Compensation Decisions

U.S. federal income tax law prohibits us from taking a tax deduction for certain compensation paid in excess of $1 million to certain executive officers (and, beginning in 2018, certain former executive officers). Historically, compensation that qualified as “performance-based compensation” under Section 162(m) of the Code could be excluded from this $1 million limit. This exception was repealed for our programs with the Tax Cuts and Jobs Act, effective for taxable years beginning after December 31, 2017.

CONAGRA BRANDS 2025 PROXY STATEMENT 59

COMPENSATION DISCUSSION AND ANALYSIS

With the repeal of the “performance-based compensation” provisions of Section 162(m) of the Code, compensation granted by the Committee may, more frequently, be non-deductible. The Committee believes that the tax deduction limitation should not be permitted to compromise its ability to design and maintain executive compensation arrangements that will attract and retain the executive talent to compete successfully. Accordingly, achieving the desired flexibility in the design and delivery of compensation may result in compensation that in certain cases is not deductible for federal income tax purposes.

INDEPENDENT COMPENSATION CONSULTANT

The Committee engages FW Cook directly to assist it in obtaining and reviewing information relevant to its compensation decisions. The independence and performance of FW Cook are of the utmost importance to the Committee. As a result, Committee policy prevents management from directly engaging the consultant without the prior approval of the Committee’s Chair. For fiscal 2025, FW Cook did not provide any additional services to us or our affiliates. In addition, the Committee reviews the types of services provided by the consultant and all fees paid for those services on a regular basis and conducts a formal evaluation of the consultant on an annual basis. The Committee assessed the independence of FW Cook, as required under NYSE listing rules. The Committee has also considered and assessed all relevant factors, including those required by the SEC that could give rise to a potential conflict of interest with respect to FW Cook during fiscal 2025. Based on this review, the Committee did not identify any conflict of interest raised by the work performed by FW Cook.

MITIGATING RISK IN OUR COMPENSATION PROGRAM

While the primary goal of Conagra Brands’ executive compensation program is to align management and shareholder interests and encourage strong financial performance, the Committee is attuned to the fact that poorly constructed compensation programs can have unintended consequences. As such, the Committee designs Conagra Brands’ program thoughtfully to help mitigate the risk that employees will take unnecessary and excessive risks that threaten the long-term health and viability of our Company. With the assistance of the Committee’s independent compensation consultant, Human Resources and Legal department personnel, the Committee undertook a risk review of our fiscal 2025 compensation programs for all employees. Based on the review, we believe our compensation policies and practices are balanced and aligned with creating shareholder value and do not create risks that are reasonably likely to have a material adverse effect on our Company.

What We DO
What We DON’T
☑	Focus employees on both short- and long-term goals.	⌧	No director or executive officer may pledge or hedge their ownership of Company stock.
☑	Consider a mix of financial and non-financial goals to prevent over-emphasis on any single metric.	⌧	No excessive perquisites are provided to executives.
☑	Allow for some subjective evaluation in the determination of incentive payouts, to ensure linkage between payouts and the “quality” of performance	⌧	No backdating or re-pricing of options may occur without shareholder approval.
☑	Employ a greater portion of variable pay (i.e., incentives) at more senior levels of the organization	⌧	Since fiscal 2012, no change in control agreements have been executed with excise tax “gross-up” protection.
☑	Require stock ownership for approximately 100 of our most senior employees, as of fiscal year end.	⌧	No additional years of credited service are provided to named executive officers in pension programs.
☑	Generally require a “double-trigger” for accelerated vesting to occur in equity awards in connection with a change of control.	⌧	No compensation programs that encourage unreasonable risk taking will be implemented.
☑	Provide for the clawback of amounts paid to any of our most senior officers in certain circumstances.
☑	Use a range of strong processes and controls, including Committee oversight, in our compensation practices.
☑	Engage an independent compensation consultant for the Committee; consultant performs no other work for our Company.

60 CONAGRA BRANDS 2025 PROXY STATEMENT

EXECUTIVE COMPENSATION

Executive Compensation

Summary Compensation Table—Fiscal 2025

The table below presents compensation information for individuals who served as our CEO and Chief Financial Officer during fiscal 2025 and for each of the other three most highly compensated individuals who were serving as executive officers at the end of fiscal 2025. Ms. O’Mara was not a named executive officer in fiscal 2023 or fiscal 2024; as such, information about her compensation for fiscal 2023 and fiscal 2024 is not included.

							Change in
							Pension Value
							and Nonqualified
						Non-Equity	Plan Deferred
					Stock	Incentive Plan	Compensation	All Other
Name and	Fiscal	Salary	Bonus		Awards(1)	Compensation(2)	Earnings(3)	Compensation(4)	Total
Principal Position	Year	($)	($)		($)	($)	($)	($)	($)
Sean Connolly	2025	1,408,846	—		9,274,089	1,884,191	—	573,354	13,140,480
President and Chief	2024	1,366,346	—		18,854,433	3,246,069	—	563,378	24,030,226
Executive Officer	2023	1,317,308	—		14,444,447	2,471,385	—	486,961	18,720,100
Dave Marberger	2025	830,385	—		2,466,519	616,976	—	171,014	4,084,894
Executive Vice President	2024	798,077	—		4,738,087	1,053,342	—	155,174	6,744,680
and Chief Financial Officer	2023	760,646	—		3,656,819	893,113	—	137,866	5,448,444
Noelle O'Mara	2025	600,000	150,000	(5)	4,473,301	401,220		58,750	5,683,271
Executive Vice President and President,	—	—	—		—	—	—	—	—
New Platforms and Acquisitions	—	—	—		—	—	—	—	—
Thomas McGough	2025	830,385	—		2,466,519	616,976	3,187	161,796	4,078,863
Executive Vice President and	2024	799,808	—		2,388,446	1,005,359	12,908	140,149	4,346,670
Co-Chief Operating Officer	2023	771,154	—		3,656,819	787,348	—	135,462	5,350,783
Alexandre Eboli	2025	639,231			2,367,849	427,454	—	122,891	3,557,425
Executive Vice President and	2024	576,539	150,000		1,528,587	750,074	—	88,571	3,093,771
Chief Supply Chain Officer	2023	556,923	250,000		1,097,043	454,895	—	83,194	2,442,055

(1)

Reflects the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 for the stock awards granted during the reported fiscal years. The amounts reported for fiscal 2023 include the fiscal 2023-2025 Performance Shares, the amounts reported for fiscal 2024 include the fiscal 2024-2026 Performance Shares, and the amounts reported for fiscal 2025 include the fiscal 2025-2027 Performance Shares. Assuming the highest level of performance is achieved for the fiscal 2025 to 2027 Performance Shares, the grant date fair value of the fiscal 2025 to 2027 Performance Shares would have been: $11,538,502 for Mr. Connolly, $3,068,772 for Messrs. Marberger and McGough, $3,191,496 for Ms. O’Mara, and $2,945,988 for Mr. Eboli. Assumptions made in the valuation of these awards are discussed in Note 13 to the consolidated financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended May 25, 2025.

(2)	For fiscal 2025, reflects awards earned under the fiscal 2025 AIP. A description of the fiscal 2025 AIP is included in the Compensation Discussion and Analysis.
(3)

The measurement date for pension value for fiscal 2025 was May 25, 2025. We do not offer above-market (as defined by SEC rules) or preferential earnings rates in our deferred compensation plans. For fiscal 2025, the entire amount reflects the aggregate change in the actuarial present value of pension amounts rather than nonqualified deferred compensation earnings.

CONAGRA BRANDS 2025 PROXY STATEMENT 61

EXECUTIVE COMPENSATION

(4)	The components of fiscal 2025 “All Other Compensation” include the following:

	Perquisites and Personal Benefits
	(1)	(2)	(3)	(4)
	Personal Use of	Matching	Security	Company Contribution to
	Aircraft(a)	Gifts	Expenses(b)	Defined Contribution Plans(c)
Named Executive Officer	($)	($)	($)	($)
Mr. Connolly	126,875	8,175	30,922	407,382
Mr. Marberger	—	5,000	—	166,014
Ms. O'Mara	—	—	—	58,750
Mr. McGough	—	—	—	161,796
Mr. Eboli	—	—	—	122,891
(a)

Column 1 reflects the Company’s incremental cost of Mr. Connolly’s personal use of the aircraft (including the incremental cost of repositioning flights associated with such use), none of which was reimbursable by Mr. Connolly under his aircraft time share agreement with the Company. Mr. Connolly is obligated to reimburse the Company for certain of these incremental costs (such as fuel and incidentals, landing and parking fees, airport taxes, and catering costs) when such reimbursable costs exceed the $150,000 threshold under his agreement. See “Security Policy” above.

(b)

Column 3 reflects the Company’s incremental cost (including related parking, automobile insurance expenses, and a portion of the compensation and benefits costs of a Company employee who provided driving services) of providing Mr. Connolly with a Company car and driver for his commute and other transportation to and from our corporate office under our security policy. See “Security Policy” above.

(c)

Reflects the qualified 401(k) plan contributions and the Voluntary Deferred Comp Plan (VDCP) contributions (as detailed in the table below) by the Company. See additional information about the VDCP under “Nonqualified Deferred Compensation—Fiscal 2025.”

	Company Contributions	Company Contributions
	to Qualified 401(k) Plan	to VDCP
Named Executive Officer	($)	($)
Mr. Connolly	30,092	377,290
Mr. Marberger	31,898	134,116
Ms. O'Mara	52,165	6,585
Mr. McGough	31,898	129,898
Mr. Eboli	33,715	89,176

(5)	Reflects bonus paid as part of Ms. O’Mara’s sign-on package related to beginning her employment with the Company.

62 CONAGRA BRANDS 2025 PROXY STATEMENT

EXECUTIVE COMPENSATION

Grants of Plan-Based Awards—Fiscal 2025

The following table presents information about grants of plan-based awards (equity and non-equity) made during fiscal 2025 to the named executive officers. All equity-based grants were made under the shareholder approved 2023 Stock Plan.

			Estimated Possible Payouts Under			Estimated Future Payouts			All Other Stock	Grant Date Fair
			Non-Equity Incentive Plan			Under Equity Incentive Plan			Awards: Number	Value of Stock
			Awards(1)			Awards(2)			of Shares of	and Option
			Threshold	Target	Maximum	Threshold	Target	Maximum	Stock or Units	Awards(3)
Name	Award Type	Grant Date	($)	($)	($)	(#)	(#)	(#)	(#)	($)
Mr. Connolly	AIP	—	—	2,535,923	5,071,846	—	—	—	—	—
	Performance Shares	7/24/2024	—	—	—	—	193,210	386,420	—	5,769,251
	RSU(4)	7/24/2024	—	—	—	—	—	—	128,807	3,504,838
Mr. Marberger	AIP	—	—	830,385	1,660,770	—	—	—	—	—
	Performance Shares	7/24/2024	—	—	—	—	51,386	102,772	—	1,534,386
	RSU(4)	7/24/2024	—	—	—	—	—	—	34,257	932,133
Ms. O'Mara	AIP	—	—	540,000	1,080,000	—	—	—	—	—
	Performance Shares	7/24/2024	—	—	—	—	53,441	106,882	—	1,595,748
	RSU(4)	7/24/2024	—	—	—	—	—	—	21,925	596,579
	RSU (5)	7/24/2024	—	—	—	—	—	—	82,217	2,280,974
Mr. McGough	AIP	—	—	830,385	1,660,770	—	—	—	—	—
	Performance Shares	7/24/2024	—	—	—	—	51,386	102,772	—	1,534,386
	RSU(4)	7/24/2024	—	—	—	—	—	—	34,257	932,133
Mr. Eboli	AIP	—	—	575,308	1,150,616	—	—	—	—	—
	Performance Shares	7/24/2024	—	—	—	—	49,330	98,660	—	1,472,994
	RSU(4)	7/24/2024	—	—	—	—	—	—	32,887	894,855

(1)

Amounts reflect payout opportunities under the fiscal 2025 AIP discussed in our Compensation Discussion and Analysis. Actual payouts earned under the program for fiscal 2025 for all named executive officers can be found in the “Non-Equity Incentive Plan Compensation” column of the “Summary Compensation Table—Fiscal 2025.”

(2)

Amounts reflect the Performance Share opportunities granted to our named executive officers in fiscal 2025 under our LTI plan with a measurement period of fiscal 2025 to 2027, including 20,554 sign-on Performance Shares granted to Ms. O’Mara, as described under “Fiscal 2025 Pay Decisions and Outcomes” under “Compensation Discussion and Analysis” above. The amount of Performance Shares earned, including any above-target payouts, will be determined in general based on our performance against goals set for each of the fiscal years during the performance period of fiscal 2025 to 2027. Final Performance Share payouts are subject to full negative discretion by the Committee. Further information about the Performance Shares can be found in the section headed “Fiscal 2025 Pay Decisions and Outcomes.”

(3)

The grant date fair value of Performance Shares granted under our LTI plan for relevant measurement periods is based on the probable (target) outcome for the relevant performance goals (computed in accordance with FASB ASC Topic 718) and reflects all of the performance years under the awards. These amounts are included in the “Stock Awards” column of the “Summary Compensation Table—Fiscal 2025.”

(4)

Amounts reflect the RSUs granted to our named executive officers in fiscal 2025 under our annual LTI plan that generally vest one-third each year over 3 years, described under “Fiscal 2025 Pay Decisions and Outcomes” under “Compensation Discussion and Analysis” above.

(5)

Amount reflects sign-on RSU awards granted to Ms. O’Mara, consisting of 68,514 shares that generally vest one-half on each anniversary of the grant date over 2 years and 13,703 shares that generally vest one-third each year over 3 years, described under “Fiscal 2025 Pay Decisions and Outcomes” under “Compensation Discussion and Analysis” above.

CONAGRA BRANDS 2025 PROXY STATEMENT 63

EXECUTIVE COMPENSATION

Outstanding Equity Awards at Fiscal Year-End—Fiscal 2025

The following table lists all stock options, Performance Shares and RSUs outstanding as of May 25, 2025 for the named executive officers.

		Option Awards				Stock Awards
						Number		Market	Equity Incentive	Equity Incentive
						of Shares		Value of	Plan Awards:	Plan Awards:
		Number of	Number of			or Units		Shares or	Number of	Market or Payout
		Securities	Securities			of Stock		Units of	Unearned	Value of Unearned
		Underlying	Underlying	Option		that Have		Stock that	Shares, Units or	Shares, Units or
		Unexercised	Unexercised	Exercise	Option	Not		Have Not	Other Rights that	Other Rights that
		Options (#)	Options (#)	Price	Expiration	Vested(2)		Vested(3)	Have Not Vested(4)	Have Not Vested(3)(4)
Name	Grant Date	Exercisable(1)	Unexercisable	($)	Date	(#)		($)	(#)	($)
Mr. Connolly	8/28/2015	283,111	—	31.06	8/27/2025	—		—	—	—
	7/11/2016	273,309	—	35.81	7/10/2026	—		—	—	—
	7/20/2022	—	—	—		182,691		4,092,278	—	—
	7/19/2023	—	—	—		75,992		1,702,221	—	—
	7/19/2023	—	—	—		66,060	(5)(6)	1,479,740	—	—
	7/24/2024	—	—	—		128,807		2,885,277	—	—
	7/19/2023	—	—	—		—		—	186,288	4,172,860
	7/19/2023	—	—	—		—		—	264,238	5,918,934
	7/24/2024	—	—	—		—		—	200,588	4,493,181
Mr. Marberger	9/1/2016	69,248	—	34.26	8/31/2026	—		—	—	—
	7/20/2022	—	—	—		46,251		1,036,022	—	—
	7/19/2023	—	—	—		20,211		452,726	—	—
	7/19/2023	—	—	—		30,316	(5)	679,078	—	—
	7/24/2024	—	—	—		34,257		767,357	—	—
	7/19/2023	—	—	—		—		—	49,545	1,109,805
	7/19/2023	—	—	—		—		—	49,545	1,109,805
	7/24/2024	—	—	—		—		—	53,348	1,195,003
Ms. O'Mara	7/24/2024	—	—	—		21,925		491,120	—	—
	7/24/2024	—	—	—		13,703		306,947	—	—
	7/24/2024	—	—	—		68,514	(7)	1,534,714	—	—
	7/24/2024	—	—	—		—		—	34,143	764,801
	7/24/2024	—	—	—		—		—	21,339	477,992
Mr. McGough	8/28/2015	72,480	—	31.06	8/27/2025	—		—	—	—
	7/11/2016	69,965	—	35.81	7/10/2026	—		—	—	—
	7/20/2022	—	—	—		46,251		1,036,022	—	—
	7/19/2023	—	—	—		20,211		452,726	—	—
	7/24/2024	—	—	—		34,257		767,357	—	—
	7/19/2023	—	—	—		—		—	49,545	1,109,805
	7/24/2024	—	—	—		—		—	53,348	1,195,003
Mr. Eboli	7/20/2022	—	—	—		13,875		310,800	—	—
	7/19/2023	—	—	—		12,935		289,744	—	—
	7/24/2024	—	—	—		32,887		736,669	—	—
	7/19/2023	—	—	—		—		—	31,708	710,266
	7/24/2024	—	—	—		—		—	51,214	1,147,190

(1)

Please note that all share amounts and (if applicable) exercise prices included in the tables in this “Executive Compensation” section for awards granted prior to November 9, 2016 reflect the equitable adjustments to the Company’s outstanding equity awards that were made in connection with the spin-off of Lamb Weston.

(2)

Unless otherwise noted, service-based RSUs generally vest in full on the third anniversary of the grant date for grants prior to July 19, 2023 and generally vest a third each year on the anniversary of the grant date for three years for grants made on or after July 19, 2023.

(3)

The market value of unvested or unearned RSUs and Performance Shares is calculated using $22.40 per share, which was the closing market price of our common stock on the NYSE on the last trading day of fiscal 2025.

(4)

Reflects, on separate lines, as of May 25, 2025, the target number of shares that could be earned under the fiscal 2024 to 2026 and the fiscal 2025 to 2027 Performance Shares, plus accrued dividend equivalents. Generally, the Performance Shares are only earned to the extent we achieve the performance targets with respect to such awards. Fiscal 2024 to 2026 Performance Shares, plus dividend equivalents, will be distributed, if earned, following fiscal 2026, and fiscal 2025 to 2027 Performance Shares, plus dividend equivalents, will be distributed, if earned, following fiscal 2027. The fiscal 2023 to 2025 Performance Shares are included in the table entitled "Option Exercises and Stock Vested - Fiscal 2025" below.

64 CONAGRA BRANDS 2025 PROXY STATEMENT

EXECUTIVE COMPENSATION

(5)	Service-based RSUs awarded for retention purposes generally vest in full on the third anniversary of the grant date.
(6)	Includes accrued dividend equivalents.
(7)	Service-based RSUs awarded as a sign-on award generally vest one half each year on each anniversary of the grant date for two years.

Option Exercises and Stock Vested—Fiscal 2025

The following table summarizes the RSUs vested, the Performance Shares earned and the option awards exercised for fiscal 2025 for each of the named executive officers.

	Option Awards		Stock Awards
	Number of Shares	Value Realized on	Number of Shares	Value Realized on
	Acquired on Exercise	Exercise	Acquired on Vesting(1)	Vesting
Name	(#)	($)	(#)	($)
Mr. Connolly	—	—	318,594	7,090,892
Mr. Marberger	—	—	80,201	1,781,636
Ms. O'Mara	—	—	—	—
Mr. McGough	—	—	80,201	1,781,636
Mr. Eboli	—	—	30,349	720,911

(1)

Pursuant to the terms of the Performance Shares, dividend equivalents on earned shares, paid in additional shares of common stock, were also distributed to the named executive officers, specifically: 28,431 shares for Mr. Connolly; 7,198 shares for Messrs. Marberger, McGough; and 2,159 shares for Mr. Eboli.

Pension Benefits—Fiscal 2025

Conagra Brands previously maintained a non-contributory defined benefit pension plan for eligible employees (the Qualified Pension). The Qualified Pension was closed to new participants who joined the Company on or after August 1, 2013. As a result, Messrs. Connolly, Marberger, and Eboli and Ms. O’Mara are not eligible to participate. Of the named executive officers, only Mr. McGough currently participates in this plan.

In the Qualified Pension, the pension benefit formula for the named executive officer participants is determined by adding two components:

●	A multiple—0.9%—of Average Monthly Earnings (up to the integration level) multiplied by years of credited service.
●	A multiple—1.3%—of Average Monthly Earnings (over the integration level) multiplied by years of credited service.

“Average Monthly Earnings” is the monthly average of the executive’s annual compensation from the Company, up to the IRS limit, for the highest five consecutive years of the final ten years of his service. Only salary and annual incentive payments (reported in the “Non-Equity Incentive Plan Compensation” column of the summary compensation table year to year) are considered for the named executive officers in computing Average Monthly Earnings. The integration level is calculated by the IRS by averaging the last 35 years of Social Security taxable wages, up to and including the year in which the executive’s employment ends.

Messrs. Connolly, Marberger, and Eboli and Ms. O’Mara are excluded from the table below because they are not eligible to participate in the Qualified Pension. Participants become vested in the pension benefit once they have 5 years of service with the Company; Mr. McGough is vested. Pension benefits become payable at age 65. There is no difference in the benefit formula upon an early retirement, and there is no payment election option that would impact the amount of annual benefits any of the named executive officers would receive. The Qualified Pension was frozen effective December 31, 2017. Credited service and Average Monthly Earnings were frozen as of such date.

		Number of Years Credited	Present Value of Accumulated
		Service(2)	Benefit(3)
Name	Plan Name(1)	(#)	($)
Mr. McGough	Qualified Pension	10.9	310,519
(1)	Qualified Pension refers to the Conagra Brands, Inc. Pension Plan.
(2)

The number of years of credited service set forth above is calculated as of May 25, 2025, which is the pension plan measurement date used for financial statement reporting purposes. The number of years of credited service set forth above is less than the actual years of service of Mr. McGough due to the freezing of the Qualified Pension effective December 31, 2017. Actual years of service are as follows: 18.3 years for Mr. McGough.

(3)

The valuation methodology and all material assumptions applied in quantifying the present value of the accumulated benefit are presented in Note 18 to the Company’s consolidated financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended May 25, 2025.

CONAGRA BRANDS 2025 PROXY STATEMENT 65

EXECUTIVE COMPENSATION

Nonqualified Deferred Compensation—Fiscal 2025

The table below shows the nonqualified deferred compensation activity for each named executive officer for fiscal 2025 under the Conagra Brands, Inc. Voluntary Deferred Compensation Plan, as amended and restated (Voluntary Deferred Comp Plan).

Our Voluntary Deferred Comp Plan allows certain employees to defer receipt of between 6% to 50% of their salary, up to 90% of their annual incentive payment, or up to 90% of their salary plus annual incentive payment in excess of the IRS limit ($350,000 for calendar year 2025, and $345,000 for calendar year 2024). The investment alternatives for deferred amounts mirror those available under our Qualified 401(k) Plan. An election to participate in the plan must be timely filed with the Company in accordance with IRS requirements.

Our Voluntary Deferred Comp Plan also provides nonqualified matching contribution benefits. The plan provides for Company matching contributions and Company non-elective contributions for eligible participants associated with amounts of eligible compensation above IRS limits. Mirroring the benefits provided under our Qualified 401(k) Plan, the matching contribution under our Voluntary Deferred Comp Plan also is a dollar-for-dollar match, limited to 6% of eligible compensation earned by the participant and paid by the Company in excess of the IRS limit. The non-elective contribution is equal to 3% of an eligible participant’s eligible compensation in excess of the IRS limit. Matching contributions and non-elective contributions are credited on or about December 31st of each year.

The Voluntary Deferred Comp Plan also provides that, unless the Company determines otherwise with respect to a participant, the interest of each participant in his matching contributions and non-elective contributions will be immediately 100% vested.

With respect to distributions from the Voluntary Deferred Comp Plan, in general, amounts will be distributed in cash in a lump sum in January following the individual’s separation from service unless the participant elects a different payment schedule at the time of deferral. Participants may also elect to receive their balances at certain other times, including upon or 18 months following the occurrence of a change of control. Elections regarding the time and form of payment are intended to comply with Section 409A of the Code, and certain payments to executives meeting the definition of a “specified employee” under Section 409A will be delayed for six months after the date of the separation from service. Executives may make hardship withdrawals from the Voluntary Deferred Comp Plan under certain circumstances, but no hardship withdrawals were requested by executives during fiscal 2025.

		Executive	Registrant	Aggregate	Aggregate	Aggregate
		Contributions	Contributions	Earnings in	Withdrawals/	Balance at
		in Last FY(2)	in Last FY(3)	Last FY(4)	Distributions	Last FYE(5)
Name	Plan(1)	($)	($)	($)	($)	($)
Mr. Connolly	Voluntary Def Comp Plan	176,582	377,290	327,065	—	5,937,042
Mr. Marberger	Voluntary Def Comp Plan	65,576	134,116	58,629	—	2,358,378
Ms. O'Mara	Voluntary Def Comp Plan	160,488	6,585	56	—	167,129
Mr. McGough	Voluntary Def Comp Plan	264,355	129,898	397,916	(281,164)	4,366,849
Mr. Eboli	Voluntary Def Comp Plan	41,524	89,176	29,975	—	427,550

(1)	Voluntary Def Comp Plan refers to the Conagra Brands, Inc. Voluntary Deferred Compensation Plan, as amended.
(2)	The amounts reported are included in the “Salary” and “Non-Equity Incentive Plan Compensation” columns of the “Summary Compensation Table—Fiscal 2025.”
(3)

The amounts reported are included in the “All Other Compensation” column of the “Summary Compensation Table—Fiscal 2025.” These amounts, together with our match on executive contributions to the Qualified CRISP, are disclosed in the column labeled “Company Contribution to Defined Contribution Plans” in the table included as footnote 4 to the “Summary Compensation Table—Fiscal 2025.”

(4)

Our Voluntary Deferred Compensation Plan does not offer above market earnings (as defined by SEC rules). As a result, none of these earnings or losses are reflected in the “Summary Compensation Table—Fiscal 2025.”

(5)

The following amounts from this column were reported in Summary Compensation Tables for fiscal years prior to fiscal 2025: Mr. Connolly, $4,192,327; Mr. Marberger, $1,892,683; Mr. McGough, $2,696,574; and $240,004, Mr. Eboli. These amounts reflect contributions only and do not include accumulated earnings or losses. The amount in this column includes the amount reflected in the “Executive Contributions in Last FY” and “Registrant Contributions in Last FY” columns.

Potential Payments Upon Termination or Change of Control

Our named executive officers’ employment may be terminated under several possible scenarios. In some of these scenarios, our plans, agreements, and arrangements would provide severance benefits in varying amounts to the executive. Further, our plans, agreements, and arrangements would provide for certain benefits (or for the acceleration of certain benefits) upon a change of control. Severance and other benefits that are payable upon a termination of employment or upon a change of control are described below. In the event of an actual triggering event under any of the plans, agreements, and arrangements discussed in this section, all benefits would be paid to the executive in accordance with, and at times permitted by, Section 409A of the Code.

66 CONAGRA BRANDS 2025 PROXY STATEMENT

EXECUTIVE COMPENSATION

Employment Agreements and Severance Pay Plan

We are party to a letter agreement with Mr. Connolly that addresses matters such as his salary, participation in our annual and long-term incentive plans, and participation in health and welfare benefit plans and other benefit programs and arrangements. The letter agreement also addresses certain of Mr. Connolly’s severance benefits. For information regarding the letter agreement with Mr. Connolly, see “Compensation Discussion and Analysis—Agreements with Named Executive Officers” above.

We maintain a severance pay plan (Severance Plan) that provides severance guidelines for all salaried employees. Any benefits payable under the program are at the sole and absolute discretion of Conagra Brands; for any particular employee, we may elect to provide severance as suggested by the Severance Plan or to provide benefits equal to, greater than, or less than those provided in the Severance Plan’s guidelines. Messrs. Marberger, McGough, and Eboli and Ms. O’Mara are potentially covered by the Severance Plan. For information regarding the letter agreement with Mr. Connolly, see “Compensation Discussion and Analysis—Agreements with Named Executive Officers” above.

Change of Control Agreements

The change of control program for senior executives is designed to encourage management to continue performing its responsibilities in the event of a pending or potential change of control. During fiscal 2025, this program covered each of the named executive officers. The terms of our applicable stock plan and award agreements govern the treatment of equity awards upon a change of control.

Generally, a change of control under these agreements occurs if one of the following events occurs:

●	Individuals who constitute the Board (the Incumbent Board), cease for any reason to constitute at least a majority of the Board. Anyone who becomes a director and whose election, or nomination for election, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board is considered a member of the Incumbent Board.
●	Consummation of a reorganization, merger, or consolidation, in each case, with respect to which persons who were our shareholders immediately prior to the transaction do not, immediately thereafter, own more than 50% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged, or consolidated Company.
●	A liquidation or dissolution of Conagra Brands or the sale of all or substantially all of our assets.

Generally, a termination for “cause” under the agreement requires (as further described in the change of control agreements):

●	the willful and continued failure by the executive to substantially perform his or her duties,
●	the willful engaging by the executive in conduct that is demonstrably and materially injurious to us, or
●	the executive’s conviction of a felony or misdemeanor that impairs his or her ability substantially to perform duties for us.

A right of the executive to terminate with “good reason” following a change of control is generally triggered by:

●	any failure of Conagra Brands to comply with and satisfy the terms of the change of control agreement,
●	a significant involuntary reduction of the authority, duties, or responsibilities held by the executive immediately prior to the change of control,
●	any involuntary removal of the executive from an officer position held by the executive immediately prior to the change of control, except in connection with promotions,
●	any involuntary reduction in the aggregate compensation level of the executive,
●	requiring the executive to become based at a new location, or
●	requiring the executive to undertake substantially greater amounts of business travel.

None of the NEO’s agreements contains an excise tax gross-up. Although the Committee continues to believe in the importance of maintaining a change of control program, it believes that offering excise tax gross-ups in the future is inappropriate relative to best executive pay practices.

Each change of control agreement terminates, in the absence of a change of control, when the executive’s employment as our full-time employee is terminated or the executive enters into a written separation agreement with us. In addition, we may unilaterally terminate each agreement prior to a change of control following six months’ prior written notice to the executive.

Incentive and Welfare Plans

Our annual incentive plans, stock plans, deferred compensation plans, and welfare plans contain provisions specifying the consequences of a termination of employment. Additionally, our Clawback Policies and specific agreements with our NEOs, described above, may contain additional provisions related to termination of employment.

CONAGRA BRANDS 2025 PROXY STATEMENT 67

EXECUTIVE COMPENSATION

Summary of Possible Payments and Benefits

The chart below summarizes benefits that become payable to our named executive officers in connection with different possible termination scenarios under the terms of our agreements with them and our benefit plans.

Termination Event
Compensation Element	Involuntary with Cause	Voluntary (with or without Good Reason)	Death or Disability	Retirement(1)	Involuntary without Cause
Salary	CEO: Paid through month of termination
Severance Pay Plan	No payment(2)

CEO: Lump sum equal to 2x annual salary plus 2x target AIP for year of termination(2)

Other NEOs: 52 weeks of salary continuation, plus one additional week of salary continuation for each year of continuous service prior to separation

Annual Incentive Plan	No payment		Prorated award for year of termination based on actual results		CEO: Prorated award for year of termination based on actual results Other NEOs: Prorated award for year of termination based on actual results
Stock Options	Forfeiture of unvested options and vested unexercised options	Forfeiture of unvested options and vested options remain exercisable for 90 days (or earlier expiration)

Death: Accelerated vesting

Disability: Accelerated vesting on a prorated basis

All outstanding options are currently vested and vested options remain exercisable for 3 years (or until earlier expiration)

				Accelerated vesting (on a pro rata basis for early retirement); vested options remain exercisable for 3 years (or earlier expiration)	Accelerated vesting on a prorated basis and vested options remain exercisable for 90 days (or until earlier expiration date)
RSUs	Forfeiture of unvested awards		Death: Accelerated vesting Disability: Accelerated vesting on a prorated basis (100% vesting for non-retention RSUs if retirement eligible)	CEO: Continued vesting Other NEOs: Accelerated vesting (on a prorated basis for early retirement)	Retirement eligible: See Retirement Accelerated vesting on a prorated basis
RSUs – Retention(3)				Forfeiture of unvested awards with exceptions	CEO: Continued vesting with exceptions Other NEOs: Accelerated vesting on a prorated basis with exceptions
Performance Shares			Death: Accelerated vesting at target Disability: Continued vesting on a prorated basis	Continued vesting (on a pro rata basis for early retirement)	Continued vesting on a pro rata basis with exceptions
Performance Shares - Retention(4)				Forfeiture of unvested awards with exceptions
Health and Welfare Benefits	Standard benefits provided under plans				CEO: The Company pays his monthly COBRA premium for up to 24 months after termination of employment Other NEOs: standard benefits provided under plans

68 CONAGRA BRANDS 2025 PROXY STATEMENT

EXECUTIVE COMPENSATION

(1)	Since attainting age 57, Mr. Connolly has been eligible for “Retirement” benefits described above pursuant to our letter agreement with him. Since attaining age 60, Messrs. Marberger and McGough have been eligible for “Retirement” benefits identified above. Retirement eligibility is achieved at age 60 following 5 years of service, or age 65 with no minimum service requirement. No named executive officer is currently eligible for “early retirement” which is achieved at age 55 following 10 years of service.
(2)	This lump sum benefit payable as a result of involuntary termination of his employment by the Company without cause is also payable to Mr. Connolly if he voluntarily terminates his employment for good reason, as defined in his letter agreement with the Company.
(3)	The RSU retention agreements with Messrs. Connolly and Marberger provide for continued vesting on a prorated basis upon retirement on or after the 2nd anniversary of the grant date. Mr. Connolly’s RSUs would continue to vest if his employment were terminated involuntarily by the Company without cause prior to the 2nd anniversary of the grant date and on a prorated basis if such termination occurred later. Ms. O’Mara’s sign-on award RSU agreements provide for forfeiture for any termination other than as a result of death or disability.
(4)	The retention Performance Shares agreements with Messrs. Connolly and Marberger provide for continued vesting on a prorated basis upon retirement on or after the 2nd anniversary of the grant date. Ms. O’Mara’s sign-on award Performance Shares agreement provides for forfeiture for any termination other than as a result of death or disability.

Summary of Possible CHANGE OF CONTROL Payments and Benefits

As noted above, benefits that become payable to our named executive officers in connection with different possible termination scenarios may be different if that termination occurs within the three years following a change of control. The chart below summarizes those benefits.

Compensation Element	Change of Control Without Termination	Termination Event Within 3 years after a Change of Control
		Voluntary with Good Reason	Involuntary without Cause	Involuntary with Cause, Voluntary without Good Reason, Death or Disability, Retirement
Salary	No additional payment			See above
Severance Pay Plan	No payment	Lump sum equal to 3x (CEO’s) or 2x (other NEOs’) annual salary
Annual Incentive Plan	Discretionary payment equal to: all or a portion of NEO’s short- and/or long-term incentive for the year in which the change of control occurs

Lump sum equal to 3x (CEO’s) or 2x (other NEOs’) the higher of (a) the individual’s target percentage of their current Eligible Earnings for the fiscal year or (b) the highest AIP for the prior 3 fiscal years

Stock Options		Accelerate vesting; vested options remain exercisable for 90 days (or earlier expiration)
RSUs		Accelerated vesting
RSUs – Retention
Performance Shares		Continued vesting
Performance Shares - Retention
Health and Welfare Benefits	No additional benefits

Continuation for 2 years of medical, dental, disability, basic, and supplemental life insurance at the executive’s cost under the medical and dental plans

Supplemental benefit under Voluntary Deferred Comp Plan equal to 1x the maximum Company contribution that the executive could have received under the Qualified CRISP and Voluntary Deferred Comp Plan in the year in which the change of control occurs.

Outplacement assistance not exceeding $30,000.

CONAGRA BRANDS 2025 PROXY STATEMENT 69

EXECUTIVE COMPENSATION

Potential Payments Upon Termination of Employment and Change of Control Tables

In the first table below, we summarize the estimated incremental amounts payable by the Company to each of our named executive officers upon termination under various hypothetical scenarios. The second table summarizes estimated incremental amounts payable upon a hypothetical change of control and upon termination following a change of control. We have not included amounts payable regardless of the occurrence of the relevant triggering event. We also excluded death benefits where the executive would pay the premium. For all named executive officers, no payments would be made in the event of involuntary termination with cause or voluntary termination without good reason (if not retirement eligible).

The data in the tables assumes the following:

●	each triggering event occurred on May 25, 2025 (the last business day of fiscal 2025), and the per share price of our common stock was $22.40 (the closing price of our stock on the NYSE on May 23, 2025);
●	with respect to salary continuation, if an executive did not have a right to salary continuation under a stand-alone agreement with us, the severance pay plan guidelines applied;
●	where the Committee has discretionary authority to award a payout in connection with a change of control, it exercised that authority for prorated payouts at target levels;
●	with respect to the AIP and equity awards, in the case of an involuntary termination not for cause without a change of control, the termination was due to a position elimination or another termination event on the last business day of fiscal 2025 that would have resulted in severance compensation;
●	with respect to Performance Shares, awards that do not accelerate upon termination were earned at target levels (these amounts also include, based on our dividend rate for fiscal 2025, a cash value of dividend equivalents on the number of shares assumed to have been earned);
●	with respect to equity awards in the change of control scenario, a replacement award was provided; and
●	in the disability scenarios, the disabling event lasted one year into the future.

Amounts Payable Upon Termination

					Involuntary
		Death	Disability	Retirement	without Cause
Name	Compensation Element	($)	($)	($)	($)
Mr. Connolly	Lump Sum Severance	—	—	—	7,924,000
	Annual Incentive Plan	1,884,191	1,884,191	1,884,191	1,884,191
	RSUs	10,182,368	6,663,530	8,679,776	10,278,486
	Performance Shares	21,857,069	15,994,742	7,666,422	7,838,163
	Benefits Continuation	—	—	—	55,167
	Death Benefits	1,000,000	—	—	—
	Disability Benefits	—	782,500	—	—
	Outplacement and Transition Expense	—	—	—	7,500
	Qualified and Non-Qualified Benefit	22,379	22,379	22,379	22,379
	Total	34,946,007	25,347,342	18,252,768	28,009,886
Mr. Marberger	Lump Sum Severance	—	—	—	963,462
	Annual Incentive Plan	616,976	616,976	616,976	616,976
	RSUs	2,935,184	2,674,954	2,256,106	2,674,954
	Performance Shares	5,251,353	5,151,747	1,975,725	2,251,581
	Benefits Continuation	—	—	—	19,749
	Death Benefits	1,000,000	—	—	—
	Disability Benefits	—	492,500	—	—
	Outplacement and Transition Expense	—	—	—	7,500
	Qualified and Non-Qualified Benefit	294	294	294	294
	Total	9,803,807	8,936,471	4,849,101	6,534,516

70 CONAGRA BRANDS 2025 PROXY STATEMENT

EXECUTIVE COMPENSATION

					Involuntary
		Death	Disability	Retirement	without Cause
Name	Compensation Element	($)	($)	($)	($)
Ms. O'Mara	Lump Sum Severance	—	—	—	611,538
	Annual Incentive Plan	401,220	401,220	—	401,220
	RSUs	2,332,781	863,520	—	136,797
	Performance Shares	1,261,971	473,603	—	65,587
	Benefits Continuation	—	—	—	11,264
	Death Benefits	1,000,000	—	—	—
	Disability Benefits	—	375,000	—	—
	Outplacement and Transition Expense	—	—	—	7,500
	Qualified and Non-Qualified Benefit	—	—	—	—
	Total	4,995,972	2,113,343	—	1,233,906
Mr. McGough	Lump Sum Severance	—	—	—	1,124,038
	Annual Incentive Plan	616,976	616,976	616,976	616,976
	RSUs	2,256,106	2,256,106	2,256,106	2,256,106
	Performance Shares	4,124,422	4,356,755	1,975,725	1,975,725
	Benefits Continuation	—	—	—	14,876
	Death Benefits	1,000,000	—	—	—
	Disability Benefits	—	492,500	—	—
	Outplacement and Transition Expense	—	—	—	7,500
	Qualified and Non-Qualified Benefit	294	294	294	294
	Total	7,997,798	7,722,631	4,849,101	5,995,515
Mr. Eboli	Lump Sum Severance	—	—	—	687,500
	Annual Incentive Plan	427,454	427,454	—	427,454
	RSUs	1,337,213	678,832	—	678,832
	Performance Shares	2,421,350	1,481,670	—	650,451
	Benefits Continuation	—	—	—	18,103
	Death Benefits	1,000,000	—	—	—
	Disability Benefits	—	400,000	—	—
	Outplacement and Transition Expense	—	—	—	7,500
	Qualified and Non-Qualified Benefit	—	—	—	—
	Total	5,186,017	2,987,956	—	2,469,840

Amounts Payable Upon Change of Control

In the table that follows, if, following a change of control, any of Messrs. Marberger, McGough, or Eboli or Ms. O’Mara was terminated for “Cause” or voluntarily terminated employment without “Good Reason,” the individual would not receive any benefits incremental to those shown in the “No Termination” column. Mr. Connolly would be entitled to salary continuation through the end of the month of the event.

			Change of Control and:
			Involuntary without Cause or
		No Termination	Voluntary with Good Reason
Name	Compensation Element	($)	($)
Mr. Connolly	Lump Sum Salary	—	4,245,000
	Annual Incentive Plan	—	9,738,209
	RSUs	—	10,182,368
	Performance Shares	—	23,115,210
	Benefits Continuation	—	55,167
	Death/Disability Benefits	—	6,903
	Outplacement and Transition Expense	—	30,000
	Qualified and Nonqualified Benefit	—	296,373
	Total	—	47,669,230

CONAGRA BRANDS 2025 PROXY STATEMENT 71

EXECUTIVE COMPENSATION

			Change of Control and:
			Involuntary without Cause or
		No Termination	Voluntary with Good Reason
Name	Compensation Element	($)	($)
Mr. Marberger	Lump Sum Salary	—	1,670,000
	Annual Incentive Plan	—	2,106,684
	RSUs	—	2,935,184
	Performance Shares	—	5,555,805
	Benefits Continuation	—	55,167
	Death/Disability Benefits	—	6,903
	Outplacement and Transition Expense	—	30,000
	Qualified and Nonqualified Benefit	—	130,262
	Total	—	12,490,005
Ms. O'Mara	Lump Sum Salary	—	1,200,000
	Annual Incentive Plan	—	960,000
	RSUs	—	2,332,781
	Performance Shares	—	1,428,627
	Benefits Continuation	—	35,490
	Death/Disability Benefits	—	6,903
	Outplacement and Transition Expense	—	30,000
	Qualified and Nonqualified Benefit	—	90,110
	Total	—	6,083,911
Mr. McGough	Lump Sum Salary	—	1,670,000
	Annual Incentive Plan	—	2,010,717
	RSUs	—	2,256,106
	Performance Shares	—	4,356,755
	Benefits Continuation	—	35,490
	Death/Disability Benefits	—	6,903
	Outplacement and Transition Expense	—	30,000
	Qualified and Nonqualified Benefit	—	128,528
	Total	—	10,494,499
Mr. Eboli	Lump Sum Salary	—	1,300,000
	Annual Incentive Plan	—	1,500,148
	RSUs	—	1,337,213
	Performance Shares	—	2,621,315
	Benefits Continuation	—	55,167
	Death/Disability Benefits	—	6,903
	Outplacement and Transition Expense	—	30,000
	Qualified and Nonqualified Benefit	—	96,002
	Total	—	6,946,748

72 CONAGRA BRANDS 2025 PROXY STATEMENT

EXECUTIVE COMPENSATION

CEO Pay Ratio

For fiscal 2025, the ratio of the annual total compensation of our CEO, Mr. Connolly (CEO Compensation), to the median of the annual total compensation of all our consolidated subsidiary employees other than Mr. Connolly (Median Annual Compensation), was 203 to 1. For purposes of this pay ratio disclosure, CEO Compensation was determined to be $13,140,480 which represents the total compensation reported for Mr. Connolly under the “Summary Compensation Table—Fiscal 2025.” Median Annual Compensation for the identified median employee was determined to be $64,614.

MEDIAN EMPLOYEE METHODOLOGY

Solely for the purpose of this disclosure, we identified our “median employee” by examining our total employee population as of March 7, 2025 (Determination Date). We included all full-time, part-time, seasonal, and temporary employees of Conagra Brands and our consolidated subsidiaries. We excluded independent contractors and “leased” workers. Our analysis identified 18,300 individuals as of the Determination Date.

The median employee at Conagra Brands is employed in a manufacturing facility in the United States and has a job function of Operator.

Additional information on the employee population at Conagra includes the following as of the Determination Date:

●	92.6% employed in the United States; 7.4% in international locations
●	96.7% employed full time, 0.2% employed part time, 3.0% employed seasonally/temporarily
●	84.0% based in manufacturing facilities

MEDIAN ANNUAL COMPENSATION METHODOLOGY

To determine Median Annual Compensation, we generally reviewed compensation for the period beginning on March 9, 2024 and ending on March 7, 2025. As permitted by applicable SEC rules, we excluded from the compensation measurement under the “de minimis” exemption the compensation of 574 individuals (all of the individuals in each of India (567 individuals), Panama (4 individuals), and the Philippines (3 individuals) as of the Determination Date).

We measured Median Annual Compensation by totaling, for each employee other than Mr. Connolly, base earnings (salary, hourly wages, and overtime, as applicable) and annual cash incentives paid during the measurement period. We did not use any statistical sampling or cost-of-living adjustments for purposes of this pay ratio disclosure. A portion of our employee workforce (full-time and part-time) worked for less than the full fiscal year (due to start dates, disability status, or similar factors). In determining the Median Annual Compensation, we generally annualized the total compensation for such individuals other than seasonal employees (but avoided creating full-time equivalencies) based on reasonable assumptions and estimates relating to our employee compensation program.

Due to our permitted use of reasonable estimates and assumptions in preparing this pay ratio disclosure, the disclosure may involve a degree of imprecision, and thus this pay ratio disclosure is a reasonable estimate.

Pay Versus Performance

As required by Section 953(a) of the Dodd-Frank Act and Item 402(v) of Regulation S-K, we are providing the following information regarding the relationship between executive “compensation actually paid” and certain financial performance of the Company. The Committee does not utilize compensation actually paid as the basis for making compensation decisions. For further information concerning the Company’s pay-for-performance philosophy and how the Company aligns executive compensation with the Company’s performance, see “Compensation Discussion and Analysis.”

Over the five-year period, the total aggregate compensation actually paid to PEO was 24% lower than the pay reported in the Summary Compensation Table, reflecting the Company’s pay-for-performance alignment.

The PEO and NEOs included in the below compensation columns reflect the following:

Fiscal Year	PEO	NEOs
2025	Sean Connolly	Dave Marberger, Noelle O’Mara, Tom McGough, Alexandre Eboli
2024	Sean Connolly	Dave Marberger, Tom McGough, Darren Serrao, Alexandre Eboli
2023	Sean Connolly	Dave Marberger, Tom McGough, Darren Serrao, Charisse Brock
2022	Sean Connolly	Dave Marberger, Tom McGough, Darren Serrao, Alexandre Eboli
2021	Sean Connolly	Dave Marberger, Tom McGough, Darren Serrao, Colleen Batcheler

CONAGRA BRANDS 2025 PROXY STATEMENT 73

EXECUTIVE COMPENSATION

			Average	Average	Value of Initial Fixed $100
	Summary		Summary	Compensation	Investment Based On:			Company
	Compensation	Compensation	Compensation	Actually Paid	Total Shareholder	TSR (S&P 500	Net	Selected
	Table Total for	Actually Paid	Table Total for	to Non-PEO	Return (TSR),	Packaged	Income	Measure:
Fiscal	PEO(1)	to PEO(2)	Non-PEO NEOs(3)	NEOs(4)	Conagra	Foods Index)	($in	Adj. EPS(5)
Year	($)	($)	($)	($)	($)	($)	millions)	($)
2025	13,140,480	(2,249,801)	4,351,113	1,208,320	78.60	113.33	1,152.5	2.02
2024	24,030,226	7,319,776	4,304,712	1,400,454	100.95	123.88	347.7	2.67
2023	18,720,100	31,185,315	4,441,115	6,840,948	110.86	137.44	683.2	2.77
2022	11,947,054	(896,941)	3,114,508	635,033	101.71	124.42	888.2	2.41
2021	11,770,023	24,526,984	3,160,545	5,554,173	112.71	118.79	1,300.9	2.66

(1)

The amounts reported in this column reflect the total compensation reported for Conagra Brands’ principal executive officer (PEO), Mr. Connolly, for each corresponding year in the “Total” column of the Summary Compensation Table (Total compensation). Refer to “Executive Compensation—Summary Compensation Table—Fiscal 2025” above.

(2)

The amounts reported in this column represent the compensation actually paid (or CAP) to Mr. Connolly in accordance with Item 402(v) of Regulation S-K. The amounts do not reflect the actual amount of compensation earned or paid to Mr. Connolly during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the adjustments shown in the first table following footnote 4 below were made to Mr. Connolly’s Total compensation for each year to determine the CAP.

(3)

The amounts reported in this column reflect the average Total compensation reported for the non-PEO NEOs for each corresponding year in the “Total” column of the Summary Compensation Table. “Executive Compensation—Summary Compensation Table—Fiscal 2025” above.

(4)

The amounts reported in this column represent the average of CAP for the non-PEO NEOs in accordance with Item 402(v) of Regulation S-K. The amounts do not reflect the actual amount of compensation earned or paid to such non-PEO NEOs during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the adjustments shown in the second table below were made to the average Total compensation for the non-PEO NEOs for each year to determine the CAP.

(5)

Adjusted EPS, our Company-Selected Measure, has been selected by the Committee to be the 70% weighted metric for our fiscal 2025 to 2027 Performance Shares as a financial metric that is aligned with the Company’s strategic plan. EPS is our earnings per share, adjusted pursuant to pre-established guidelines approved by the Committee as described in “Other Compensation Policies, Programs, and Practices—Use of Adjustments in Incentive Programs” in the “Compensation Discussion and Analysis” above.

Adjustments for PEO:

	Summary
	Compensation Table	Value of Equity	Equity Award	Compensation
Fiscal	Total(1)	Stock Awards(a)	Adjustments(b)	Actually Paid
Year	($)	($)	($)	($)
2025	13,140,480	(9,274,089)	(6,116,192)	(2,249,801)
2024	24,030,226	(18,854,433)	2,143,983	7,319,776
2023	18,720,100	(14,444,447)	26,909,662	31,185,315
2022	11,947,054	(7,976,396)	(4,867,599)	(896,941)
2021	11,770,023	(7,722,276)	20,479,237	24,526,984

Average Adjustments for Non-PEO NEOs:

	Summary			Change in Actuarial	Aggregate Service
	Compensation Table	Value of Equity	Equity Award	Present Value	Cost for Pension	Compensation
	Total(1)	Stock Awards(a)	Adjustments(b)	of Pension Benefits	Benefits	Actually Paid
Fiscal Year	($)	($)	($)	($)	($)	($)
2025	4,351,113	(2,943,547)	(198,449)	(797)	0	1,208,320
2024	4,304,712	(2,545,927)	(355,104)	(3,227)	0	1,400,454
2023	4,441,115	(2,994,018)	5,393,851	0	0	6,840,948
2022	3,114,508	(1,641,750)	(837,725)	0	0	635,033
2021	3,160,545	(1,594,274)	3,987,902	0	0	5,554,173

(a)

The reported value of equity awards represents the grant date fair value of equity awards as reported in the Stock Awards column in the Summary Compensation Table for the applicable year. The Company has not granted option awards since 2016.

74 CONAGRA BRANDS 2025 PROXY STATEMENT

EXECUTIVE COMPENSATION

(b)

The equity award adjustments for each applicable year include the addition (or subtraction) of the amount of change in fair value as of the end of the applicable year (from the end of the prior fiscal year) of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year. For awards granted in prior years that vest in the applicable year, the amount of change in fair value as of the vesting date (from the end of the prior fiscal year) is included. The dollar value of any dividends paid on stock awards in the applicable year of the vesting date that are not otherwise reflected in the fair value or included in any other component of total compensation for the applicable year is included. The RSU fair value was estimated by discounting the fair value of the RSUs based on the dividend yield. These adjustments are listed in the tables below.

Equity Award Adjustments for PEO:

			+ Fair Value as	+/- Year Over Year	- Fair Value at the	+ Value of Dividends
			of Vesting	Change in Fair	End of Prior	or Other Earnings
	+ Year End	+/- Year Over	Date of	Value of Equity	Year of Equity	Paid on Stock or
	Fair Value of	Year Change	Equity	Awards	Awards that	Option Awards Not
	Equity	in Fair Value	Awards	Granted in	Failed to Meet	Otherwise
	Awards	of Outstanding	Granted and	Prior Years that	Vesting	Reflected in Fair	Total Equity
	Granted in	and Unvested	Vested in	Vested in	Conditions in	Value or Total	Award
Fiscal	the Year	Equity Awards	the Year	the Year	the Year	Compensation	Adjustments
Year	($)	($)	($)	($)	($)	($)	($)
2025	3,633,642	(10,871,004)	0	323,371	0	797,799	(6,116,192)
2024	14,078,130	(12,174,855)	0	(608,262)	0	848,970	2,143,983
2023	17,612,830	9,236,755	0	60,077	0	0	26,909,662
2022	7,782,827	(12,567,296)	0	(887,971)	0	804,841	(4,867,599)
2021	10,009,874	8,842,267	0	727,186	0	899,910	20,479,237

Average Equity Award Adjustments for Non-PEO NEOs:

				+/- Year Over
			+ Fair Value as	Year Change	- Fair Value at the	+ Value of Dividends
			of Vesting	in Fair	End of Prior	or Other Earnings
		+/- Year Over	Date of	Value of Equity	Year of Equity	Paid on Stock or
	+ Year End	Year Change	Equity	Awards	Awards that	Option Awards
	Fair Value of	in Fair Value	Awards	Granted in	Failed to Meet	Not Otherwise
	Equity Awards	of Outstanding	Granted and	Prior Years that	Vesting	Reflected in Fair	Total Equity
	Granted in	and Unvested	Vested in	Vested in	Conditions in	Value or Total	Award
Fiscal	the Year	Equity Awards	the Year	the Year	the Year	Compensation	Adjustments
Year	($)	($)	($)	($)	($)	($)	($)
2025	1,332,089	(1,752,025)	0	63,597	0	157,890	(198,449)
2024	1,972,698	(2,378,717)	0	(124,344)	0	175,259	(355,104)
2023	3,650,755	1,731,832	0	11,264	0	0	5,393,851
2022	1,607,110	(2,428,521)	0	(174,172)	0	157,858	(837,725)
2021	2,066,549	1,556,684	0	165,328	0	199,341	3,987,902

TABULAR LIST

As described in greater detail in “Compensation Discussion and Analysis,” our executive compensation program reflects our pay-for-performance philosophy. The metrics that we use for our executive awards are selected based on an objective of incentivizing our NEOs to increase the value for our shareholders. The most important financial performance measures we used to link executive compensation actually paid to our NEOs, for the most recently completed fiscal year, to our performance are as follows:

Financial Performance Measures
Adjusted EPS
Adjusted Net Sales
Adjusted Operating Profit
Adjusted Free Cash Flow
Total Shareholder Return

CONAGRA BRANDS 2025 PROXY STATEMENT 75

EXECUTIVE COMPENSATION

ANALYSIS OF THE INFORMATION PRESENTED IN THE PAY VERSUS PERFORMANCE TABLE

As described in more detail in the section “Compensation Discussion and Analysis” above, our executive compensation program reflects our pay-for-performance philosophy. While we utilize several performance measures to align executive compensation with our performance, not all performance measures are presented in the Pay Versus Performance table. Moreover, we generally seek to incentivize long-term performance, and therefore we do not specifically align our performance measures with CAP (as computed in accordance with SEC rules) for a particular year.

In accordance with SEC rules, we are providing the following charts to reflect the relationships between information presented in the Pay Versus Performance table.

The following graph reflects the relationship between the “compensation actually paid” for our PEO and the average “compensation actually paid” for our other NEOs for each of our 2021, 2022, 2023, 2024, and 2025 fiscal years, as calculated in accordance with Item 402(v) of Regulation S-K, and Conagra’s total shareholder return and the total shareholder return of the S&P 500 Packaged Foods Index, based on an initial investment on May 26, 2019 over the same period.

COMPENSATION ACTUALLY PAID VS TSR

76 CONAGRA BRANDS 2025 PROXY STATEMENT

EXECUTIVE COMPENSATION

The following graph reflects the relationship between the “compensation actually paid” for our PEO and the average “compensation actually paid” for our other NEOs for each of our 2021, 2022, 2023, 2024, and 2025 fiscal years, as calculated in accordance with Item 402(v) of Regulation S-K and Conagra’s net income calculated in accordance with GAAP over the same period.

COMPENSATION ACTUALLY PAID VS NET INCOME

CONAGRA BRANDS 2025 PROXY STATEMENT 77

EXECUTIVE COMPENSATION

The following graph reflects the relationship between the “compensation actually paid” for our PEO and the average “compensation actually paid” for our other NEOs for each of our 2021, 2022, 2023, 2024, and 2025 fiscal years, as calculated in accordance with Item 402(v) of Regulation S-K and Conagra’s adjusted EPS, as calculated for compensation purposes, over the same period.

COMPENSATION ACTUALLY PAID VS ADJ. EPS1

(1)	Adjusted EPS is an adjusted metric used for compensation purposes and calculated as described in “Other Compensation Policies, Programs, and Practices—Use of Adjustments in Incentive Programs” in the “Compensation Discussion and Analysis” above.

78 CONAGRA BRANDS 2025 PROXY STATEMENT

EXECUTIVE COMPENSATION

In addition, on a voluntary basis, we are providing the following additional description of the relationship between the “compensation actually paid” for our PEO and the average “compensation actually paid” for our other NEOs for each of our 2021, 2022, 2023, 2024, and 2025 fiscal years, as calculated in accordance with Item 402(v) of Regulation S-K and Adjusted Operating Profit, another financial performance measure used in our executive compensation program, as calculated for compensation purposes, over the same period.

COMPENSATION ACTUALLY PAID VS ADJ. OPERATING PROFIT1

(1)	Adjusted Operating Profit is an adjusted metric used for compensation purposes and calculated as described in “Other Compensation Policies, Programs, and Practices—Use of Adjustments in Incentive Programs” in the “Compensation Discussion and Analysis” above.

CONAGRA BRANDS 2025 PROXY STATEMENT 79

PROPOSAL 3: RATIFICATION OF THE APPOINTMENT OF KPMG LLP

Proposal 3: Ratification of the Appointment of KPMG LLP as our Independent Auditor for Fiscal 2026

Engagement of Independent Auditors

The Audit / Finance Committee has sole authority to appoint, retain, compensate, oversee, and terminate our independent auditor. In addition, the Audit / Finance Committee evaluates and ensures the rotation of the lead audit partner at our independent auditor and will, if it deems it advisable, consider the rotation of the audit firm.

The Audit / Finance Committee has appointed KPMG LLP, an independent registered public accounting firm, as our independent auditor for fiscal 2026 to conduct the audit of our financial statements. KPMG LLP has conducted the audits of our financial statements since fiscal 2006. Since that time, five different partners of the firm have served as the audit lead. The Audit / Finance Committee and the Board request that the shareholders ratify this appointment.

Representatives from KPMG LLP are expected to be present at the Annual Meeting. The representatives will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions. If shareholders do not ratify the appointment of KPMG LLP as our independent auditor, the Audit / Finance Committee will reconsider the appointment. Even if the appointment of KPMG LLP is ratified, the Audit / Finance Committee may appoint a different independent auditor at any time if, in its discretion, it determines that such a change would be in the Company’s and its shareholders’ best interests.

Independent Accountant Fees

Fees billed by KPMG LLP for services provided for fiscal 2025 and 2024 were as follows:

	Fiscal 2025	Fiscal 2024
Fees for KPMG LLP Services	($)	($)
Audit Fees(1)	5,444,000	5,572,000
Audit-Related Fees(2)	51,000	53,000
Tax Fees(3)	358,000	59,000
All Other Fees(4)	9,000	9,000
Total Fees	5,862,000	5,693,000
(1)	Audit Fees. Audit fees consist of the audits of our annual financial statements, the reviews of our quarterly financial statements and foreign statutory audits.
(2)	Audit-Related Fees. In fiscal 2025 and 2024, audit-related fees consisted of a pension plan audit, a compilation engagement, and other attestation services.
(3)	Tax Fees. In fiscal 2025 and 2024, tax fees consisted of tax consultation and tax compliance services.
(4)	All Other Fees. In fiscal 2025 and 2024, other fees consisted of fees for access to an online accounting tool and training platform.

Audit / Finance Committee Pre-Approval Policy

The Audit / Finance Committee pre-approves all audit and non-audit services performed by our independent auditor. The Audit / Finance Committee will periodically grant a general pre-approval of categories of audit and non-audit services. Any other services must be specifically approved by the Audit / Finance Committee, and any proposed services exceeding pre-approved cost levels must be specifically pre-approved by the Audit / Finance Committee. In periods between Audit / Finance Committee meetings, the Chair of the Audit / Finance Committee has been delegated authority from the Audit / Finance Committee to pre-approve additional services; any such pre-approvals are subsequently communicated to the full Audit / Finance Committee at its next meeting.

The Audit / Finance Committee approved 100% of the services performed by KPMG LLP that were billed as Audit Fees, Audit-Related Fees, Tax Fees, and All Other Fees during fiscal 2025 and 2024.

✓	Our Board recommends that you vote FOR this proposal 3, the ratification of the appointment of KPMG LLP as our independent auditor for fiscal 2026.

80 CONAGRA BRANDS 2025 PROXY STATEMENT

PROPOSAL 3: RATIFICATION OF THE APPOINTMENT OF KPMG LLP

Audit / Finance Committee Report

The Audit / Finance Committee assists the Board in fulfilling its oversight responsibilities by reviewing:

(1)	the integrity of the financial statements of the Company,
(2)	the qualifications, independence, and performance of the Company’s independent auditor and internal audit department,
(3)	the compliance by the Company with legal and regulatory requirements, and
(4)	the Company’s perspectives on financing strategies and capital structure, in light of its strategic long-range plans.

The Audit / Finance Committee acts under a written charter, adopted by the Board, a copy of which is available on our website.

Management is responsible for the Company’s financial reporting process and internal controls. Our independent auditor is responsible for performing an independent audit of the Company’s consolidated financial statements, issuing an opinion on the conformity of those audited financial statements with generally accepted accounting principles and assessing the effectiveness of the Company’s internal control over financial reporting. The Audit / Finance Committee oversees the Company’s financial reporting process and internal controls on behalf of the Board.

The Audit / Finance Committee has sole authority to appoint, retain, compensate, oversee, and terminate our independent auditor. The Audit / Finance Committee reviews the Company’s annual audited financial statements, quarterly financial statements, and other filings with the SEC. The Audit / Finance Committee reviews reports on various matters, including:

(1)	critical accounting policies of the Company;
(2)	material written communications between our independent auditor and management;
(3)	our independent auditor’s internal quality-control procedures;
(4)	significant changes in the Company’s selection or application of accounting principles; and
(5)	the effect of regulatory and accounting initiatives on the financial statements of the Company.

The Audit / Finance Committee also has the authority to conduct investigations within the scope of its responsibilities and to retain legal, accounting, and other advisors to assist the Audit / Finance Committee in its functions.

During the last fiscal year, the Audit / Finance Committee met and held discussions with representatives of Conagra Brands’ management, its internal audit staff, and KPMG LLP, Conagra Brands’ independent auditor. Representatives of management, the internal audit staff, and our independent auditor have unrestricted access to the Audit / Finance Committee and periodically meet privately with the Audit / Finance Committee. The Audit / Finance Committee reviewed and discussed with the Company’s management and KPMG LLP the audited financial statements contained in the Company’s Annual Report on Form 10-K for the fiscal year ended May 25, 2025.

The Audit / Finance Committee also discussed with our independent auditor the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. The Audit / Finance Committee reviewed and discussed with KPMG LLP its independence and, as part of that review, received the written disclosures and the letter from KPMG LLP required by applicable requirements of the PCAOB regarding KPMG LLP’s communications with the Audit / Finance Committee concerning independence from Conagra Brands. The Audit / Finance Committee considered whether the provision of non-audit services provided by KPMG LLP to the Company during fiscal 2025 was compatible with the auditor’s independence.

Based on these reviews and discussions and the report of our independent auditor, the Audit / Finance Committee recommended to the Board, and the Board approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended May 25, 2025 for filing with the SEC.

CONAGRA BRANDS, INC. AUDIT / FINANCE COMMITTEE

Melissa Lora, Chair	Thomas “Tony” K. Brown	Emanuel “Manny” Chirico	George Dowdie	Francisco Fraga	Denise A. Paulonis

CONAGRA BRANDS 2025 PROXY STATEMENT 81

INFORMATION ON STOCK OWNERSHIP

Information on Stock Ownership

Voting Securities of Directors, Officers, and Greater than 5% Owners

The table below shows the shares of Conagra Brands common stock beneficially owned as of July 23, 2025 by:

(1)	beneficial owners of more than 5% of our outstanding common stock,
(2)	our current directors,
(3)	our named executive officers, and
(4)	all current directors and executive officers as a group.

As discussed elsewhere in this Proxy Statement, our directors and executive officers are committed to owning stock in Conagra Brands. Both groups have stock ownership requirements that preclude them from selling any Conagra Brands common stock in the market (other than to cover the cost of any stock option exercise price and, in the case of executive officers, statutory tax withholding) until they have enough shares to meet and maintain their stock ownership guidelines pre- and post-sale.

To better show the financial stake of our directors in the Company, we have included a “Deferred Shares” column in the table. The column, which is not required under SEC rules, shows the right of applicable non-employee directors to receive shares of common stock under the Conagra Brands, Inc. Directors’ Deferred Compensation Plan based on their deferral of director fees and RSUs reflected as stock equivalents. Although these stock equivalents will ultimately be settled in shares of common stock, they currently have no voting rights and will not be settled within 60 days of July 23, 2025. None of our executive officers has any Deferred Shares.

	Number of Shares	Right to Acquire
	of Common Stock	Shares of Common	Percent of
	Owned(1)	Stock(2)	Class(3)	Deferred Shares
Name	(#)	(#)	(%)	(#)
5% Owners
The Vanguard Group(4)	57,390,391	—	11.99%	N/A
BlackRock, Inc.(5)	48,467,252	—	10.12%	N/A
State Street Corporation(6)	24,486,218	—	5.12%	N/A
Directors:
Anil Arora(7)	37,135	—	*	6,174
Thomas “Tony” K. Brown	42,650	—	*	—
Emanuel “Manny” Chirico	30,000	—	*	23,947
George Dowdie	6,204	—	*	11,562
Francisco Fraga	11,044	—	*	—
Fran Horowitz	20,470	—	*	—
Richard H. Lenny	155,603	—	*	28,429
Melissa Lora	—	—	*	37,667
Ruth Ann Marshall(8)	3,848	—	*	182,933
Denise A. Paulonis	15,424	—	*	—
Named Executive Officers:
Sean M. Connolly	1,501,037	599,355	*	—
Alexandre Eboli	52,771	10,962	*	—
David S. Marberger	293,041	80,667	*	—
Thomas M. McGough(9)	335,632	153,864	*	—
Noelle O'Mara	26	46,132	*	—
All Directors, Director Nominees and Current Executive Officers as a Group (18 people)	2,721,231	947,957	*	290,712

*Represents less than 1% of common stock outstanding.

82 CONAGRA BRANDS 2025 PROXY STATEMENT

INFORMATION ON STOCK OWNERSHIP

(1)	For executive officers and directors, reflects shares that have been acquired through one or more of the following:
(a)	open market purchases,
(b)	vesting or exercise of share-based awards, and
(c)	distributions from the Conagra Brands, Inc. Directors’ Deferred Compensation Plan.
(2)

Reflects shares that the individual has the right to acquire within 60 days of July 23, 2025 through the exercise of options or the vesting of RSUs scheduled to vest on July 24, 2025. For the officers named in the table, these shares included the vested options listed below and for the other officers not individually named in this table but included under "All Directors and Current Executive Officers as a Group”, these shares included 43,732 vested options.

Name	Vested Options
Sean M. Connolly	556,420
David S. Marberger	69,248
Thomas M. McGough	142,445

(3)	Based on 478,693,731 shares of Conagra Brands common stock issued and outstanding as of July 23, 2025.
(4)

Based on Schedule 13G/A filed by The Vanguard Group with the SEC on February 13, 2024, which Schedule 13G/A specifies that The Vanguard Group has shared voting power with respect to 625,061 shares, sole dispositive power with respect to 55,258,594 shares, and shared dispositive power with respect to 2,131,797 shares. The Vanguard Group's address is listed on the Schedule 13G/A as: 100 Vanguard Blvd., Malvern, PA 19355.

(5)

Based on a Schedule 13G/A filed by BlackRock, Inc. (BlackRock) with the SEC on December 6, 2024, which Schedule 13G/A specifies that BlackRock has sole voting power with respect to 44,836,638 shares and sole dispositive power on 48,467,252 shares. BlackRock’s address is listed on the Schedule 13G/A as: 50 Hudson Yards, New York, NY 10001.

(6)

Based on a Schedule 13G filed by State Street Corporation on October 16, 2024, which Schedule 13G specifies that State Street Corporation has shared voting power with respect to 15,982,385 shares and shared dispositive power with respect to 24,484,277 shares. State Street Corporation's address is listed on the Schedule 13G as: One Congress Street, Suite 1, Boston, MA 02114.

(7)	For Mr. Arora, includes 33,606 held indirectly through a trust.
(8)	For Ms. Marshall, the 3,848 shares listed are held indirectly through a trust.
(9)	For Mr. McGough, includes 400 shares held by his spouse and 111,303 shares held indirectly through his wife’s trust.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires that our directors, executive officers, and persons who own more than 10% of a registered class of our equity securities file with the SEC reports of ownership and changes in beneficial ownership of our common stock. The Company files certain Section 16(a) reports on behalf of the directors and executive officers, and directors, executive officers, and greater than 10% owners are required to furnish us with copies of all Section 16(a) forms that are filed on their behalf. Based solely on a review of copies of these reports furnished to us or written representations that no other reports were required, we believe that during fiscal 2025, all required reports were filed on behalf of our directors and executive officers on a timely basis.

CONAGRA BRANDS 2025 PROXY STATEMENT 83

ADDITIONAL INFORMATION ABOUT THE MEETING

Additional Information about the Meeting

Virtual Meeting Format

We have decided to hold the Annual Meeting virtually again this year. There will not be a physical location for the Annual Meeting and you will not be able to attend in person. We believe that hosting a virtual Annual Meeting:

●	enables shareholders to attend and participate fully and equally,
●	improves meeting efficiency and our ability to effectively communicate and engage with our shareholders, regardless of their holdings, resources, or physical location, and
●	provides for cost savings.

We have designed the virtual Annual Meeting to provide substantially the same opportunities to participate as you would have at an in-person meeting. Shareholders will be able to attend and participate online and submit questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/CAG2025.

To attend and participate in the Annual Meeting, you will need the 16-digit control number included on your Notice of Internet Availability of Proxy Materials, proxy card, or voting instruction form. The Annual Meeting will begin promptly at Noon CDT. We encourage you to access the Annual Meeting prior to the start time. Online access will begin at 11:30 a.m. CDT.

The virtual Annual Meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Shareholders should ensure they have a strong internet connection if they intend to attend and/or participate in the Annual Meeting. Attendees should allow plenty of time to log in and ensure that they can hear streaming audio prior to the start of the Annual Meeting.

If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual meeting login page for assistance. Technical support will be available beginning at 11:30 a.m. CDT on September 17, 2025 through the conclusion of the Annual Meeting.

Voting

Shareholders of record as of the close of business on July 23, 2025, the record date, are entitled to attend, participate in, and to vote at the Annual Meeting and at any postponements or adjournments of the Annual Meeting. On July 23, 2025, there were 479,049,690 voting shares of common stock, par value $5.00 per share, of Conagra Brands, issued and outstanding. Each share of common stock is entitled to one vote for each director to be elected and one vote for each of the other matters to be voted on.

Your vote is very important. Even if you plan to attend and participate in the Annual Meeting, please promptly vote your shares in advance.

VOTING BEFORE THE ANNUAL MEETING

If you hold shares of common stock of Conagra Brands in your own name (known as ownership “of record”) on the books of our transfer agent, you are a registered shareholder. If a broker, bank, or other nominee holds your shares (also known as ownership in “street name”), you are a beneficial owner. Registered shareholders (including those who hold shares in our ESPP) and beneficial owners may vote their shares in advance of the Annual Meeting using one of the following methods:

(800) 690-6903 (registered shareholders and ESPP participants) (800) 454-8683 (beneficial owners) and follow the recorded instructions
By Mail	By Internet	By Telephone	By Mobile Device
If you received paper copies of our proxy materials, complete, sign, date, and return (in the postage-paid envelope provided) the enclosed proxy card or voting instruction form	Go to www.proxyvote.com and follow the instructions	Call (toll-free, 24/7): • (800) 690-6903 (registered shareholders and ESPP participants) • (800) 454-8683 (beneficial owners) and follow the recorded instructions	Scan the QR code using your mobile device to go to www.proxyvote.com

84 CONAGRA BRANDS 2025 PROXY STATEMENT

ADDITIONAL INFORMATION ABOUT THE MEETING

Internet and telephone voting are available through 11:59 p.m. Eastern Time on September 17, 2025 for registered shareholders and beneficial owners, and through 11:59 p.m. Eastern Time on September 16, 2025 for shares held in the Conagra Brands Employee Stock Purchase Plan (ESPP). You will need the 16-digit control number included on your Notice of Internet Availability of Proxy Materials, proxy card, or voting instruction form for internet and telephone voting.

If you hold shares in the ESPP, your proxy card serves as voting instructions for the shares credited to your plan account and such shares must be voted prior to the Annual Meeting. The trustee for the ESPP must receive your voting instructions by 11:59 p.m. Eastern Time on September 16, 2025. If the plan trustee does not receive your instructions by that time, the trustee will vote the shares held by the ESPP in a single block in accordance with the instructions received with respect to a majority of the shares for which instructions are received.

REVOKING A PROXY

You can revoke your proxy at any time before your shares are voted if you:

(1)	are the owner of “record” of your shares and submit a written revocation to our Corporate Secretary at or before the Annual Meeting:

Mail to:	Conagra Brands, Inc. Attn: Corporate Secretary 222 W. Merchandise Mart Plaza Suite 1300 Chicago, Illinois 60654

(2)	submit a timely later-dated proxy (or voting instruction form if you hold shares through a broker, bank, or nominee),
(3)	provide timely subsequent internet or telephone voting instructions, or
(4)	vote online during the Annual Meeting.

VOTING DURING THE ANNUAL MEETING

Registered shareholders (other than those who hold shares in the ESPP) and beneficial owners may also vote online during the Annual Meeting. You will need the 16-digit control number included on your Notice of Internet Availability of Proxy Materials, proxy card, or voting instruction form to log in to the virtual meeting platform at www.virtualshareholdermeeting.com/CAG2025. Voting electronically during the Annual Meeting will replace any previous votes.

Participants in the ESPP may attend and participate in the Annual Meeting but will not be able to vote shares held in the ESPP electronically online during the Annual Meeting. ESPP participants must vote in advance of the 2025 Annual Meeting using one of the methods described above.

Presenting Questions during the Virtual Meeting

Shareholders may submit questions during the Annual Meeting. If you wish to submit a question, you may do so by logging into the virtual meeting platform at www.virtualshareholdermeeting.com/CAG2025, typing your question into the “Ask a Question” field, and clicking “Submit.”

Questions pertinent to the Annual Meeting that comply with the meeting Rules of Conduct will be answered during the Annual Meeting, subject to time constraints. Questions regarding personal matters, including, but not limited to, those related to employment or product issues, are not pertinent to Annual Meeting matters and therefore will be answered only at the discretion of the meeting’s Chair. Any questions pertinent to Annual Meeting matters that cannot be answered during the Annual Meeting due to time constraints will be posted and answered on our Investor Relations website, www.conagrabrands.com/investor-relations, as soon as practical after the Annual Meeting.

Additional information regarding the ability of shareholders to ask questions during the Annual Meeting and related Rules of Conduct will be available at www.virtualshareholdermeeting.com/CAG2025.

CONAGRA BRANDS 2025 PROXY STATEMENT 85

ADDITIONAL INFORMATION ABOUT THE MEETING

Vote Requirements

QUORUM: SHARES NECESSARY TO CONDUCT THE BUSINESS OF THE MEETING

To conduct the business of the Annual Meeting, a majority of the shares of common stock outstanding and entitled to vote on the record date must be present in person or by proxy at the Annual Meeting.

The inspector of elections intends to treat properly executed proxies marked “abstain” as “present” for purposes of determining whether a quorum has been achieved. The inspector will also treat proxies held in “street name” by brokers where the broker indicates that it does not have authority to vote on one or more of the proposals coming before the meeting (broker non-votes) as “present” for purposes of determining whether a quorum has been achieved.

VOTE REQUIRED TO APPROVE VOTING ITEMS

The below table indicates, for each proposal described in this proxy statement, how our Board has recommended that our shareholders vote, what vote is required, and how votes will be counted.

Proposal		Board Recommendation		Voting Options	Voting Requirement	Abstentions and Broker Non-Votes
1	Election of directors	✓	Vote FOR	“For” “Against” or “Abstain” on each nominee	Majority of the votes cast for each nominee*	Abstentions and broker non-votes are not treated as votes cast and, therefore, will not affect the outcome of the votes on this matter.
2	Advisory vote to approve named executive officer compensation	✓	Vote FOR	“For” “Against” or “Abstain”	Majority of the votes cast	Abstentions and broker non-votes are not treated as votes cast and, therefore, will not affect the outcome of the votes on this matter.
3	Ratification of the appointment of KPMG LLP as our independent auditor for fiscal 2024	✓	Vote FOR	“For” “Against” or “Abstain”	Majority of the votes cast

Abstentions are not treated as votes cast and therefore will not affect the outcome of the vote. Because the ratification of the appointment of KPMG LLP as our independent auditor is considered a “routine” matter, there will be no broker non-votes with respect to this matter.

* An incumbent director nominee who does not receive the affirmative vote of a majority of the votes cast in the election is required promptly to tender his or her resignation to the Board, and the resignation will be accepted or rejected by the Board as more fully described under “Director Nomination Process” in the “Corporate Governance” section of this Proxy Statement.

The shares represented by valid proxies received by internet, by telephone, or by mail and not properly revoked will be voted in the manner specified. Where specific choices are not indicated, the shares represented by all valid proxies received will be voted:

Vote		Proposal
✓	FOR	1	Election of directors
✓	FOR	2	Advisory vote to approve named executive officer compensation
✓	FOR	3	Ratification of the appointment of KPMG LLP as our independent auditor for fiscal 2026

Proxy Solicitation

We have engaged Innisfree M&A Incorporated as our proxy solicitor for the Annual Meeting at an estimated cost of approximately $20,000 plus disbursements. Our directors, officers, and other employees may also solicit proxies in the ordinary course of their employment. Conagra Brands will bear the cost of the solicitation, including the cost of reimbursing brokerage houses and other custodians for their expenses in sending proxy materials to you.

Multiple Shareholders Sharing an Address

Pursuant to SEC rules, only one copy of the Notice of Internet Availability of Proxy Materials, Annual Report, and Proxy Statement is being delivered to shareholders residing at the same address, unless the shareholders have notified us of their desire to receive

86 CONAGRA BRANDS 2025 PROXY STATEMENT

ADDITIONAL INFORMATION ABOUT THE MEETING

multiple copies. We believe these rules benefit everyone by eliminating duplicate mailings that shareholders living at the same address receive, and by reducing our printing and mailing costs. Shareholders living at the same address will continue to receive individual proxy cards for each registered account. We will promptly deliver, upon oral or written request, a separate copy of the Notice of Internet Availability of Proxy Materials, Annual Report, and Proxy Statement to any shareholder residing at an address to which only one copy was mailed. If you receive a single set of proxy materials but prefer to receive separate copies for each registered account in your household for the Annual Meeting or for future meetings, please contact our agent, Broadridge:

Broadridge Householding Department 51 Mercedes Way Edgewood, New York 1171	(866) 540-7095

Broadridge will remove you from the householding program within 30 days after it receives your request, at which point you will begin receiving an individual copy of the proxy materials for each registered account. You can also contact Broadridge at the telephone number or address above if you received multiple copies of the proxy materials and would prefer to receive a single copy in the future.

Our 2026 Annual Meeting of Shareholders

SHAREHOLDER PROPOSALS TO BE INCLUDED IN OUR 2026 PROXY STATEMENT

To be considered for inclusion in our Proxy Statement for the 2026 Annual Meeting of Shareholders (2026 Annual Meeting), shareholder proposals submitted in accordance with SEC Rule 14a-8 must be received at our principal executive offices or transmitted electronically to our Corporate Secretary no later than April 8, 2026.

Our Bylaws permit any shareholder, or group of up to 20 shareholders collectively, owning 3% or more of our outstanding shares of common stock continuously for at least three years, to nominate and include in our proxy materials director nominees for election to the Board. A shareholder or shareholders, as applicable, can nominate up to the greater of:

●	20% of the total number of directors on the Board, rounding down to the nearest whole number, and
●	two directors,

all in accordance with the requirements set forth more fully in our Bylaws.

If an eligible shareholder or group desires to have a candidate for election as a director included in the proxy materials for the 2026 Annual Meeting of Shareholders, such nomination shall conform to the applicable requirements set forth in our Bylaws and any applicable SEC regulations concerning the submission and content of proxy access nominations, and must be submitted and received or transmitted electronically to our Corporate Secretary not earlier than March 9, 2026 and not later than the close of business on April 8, 2026. Such requirements include, without limitation, providing information about the proposed director nominee and the nominating shareholder that is required to be included in a proxy statement under SEC and NYSE rules, any statement by the nominating shareholder about the proposed director nominee to be included in the proxy statement, and any other information that Conagra Brands or the Board requests and determines to include in the proxy statement relating to the proposed director nominee.

OTHER SHAREHOLDER PROPOSALS TO BE PRESENTED AT OUR 2026 ANNUAL MEETING

Our Bylaws provide that any shareholder proposal that is sought to be presented directly at the 2026 Annual Meeting but not submitted for inclusion in the Proxy Statement for the 2026 Annual Meeting, including the nomination of directors, must be received in writing at our principal executive offices or transmitted electronically to our Corporate Secretary no earlier than May 20, 2026, nor later than June 19, 2026. If the date of the 2026 Annual Meeting is advanced by more than 30 days or delayed by more than 60 days from the anniversary date of the Annual Meeting, then the notice must be received or transmitted electronically to our Corporate Secretary not earlier than the 120th day prior to the 2026 Annual Meeting and not later than the close of business on the later of the 90th day prior to the 2026 Annual Meeting or the tenth day following the first public announcement of the 2026 Annual Meeting date. Our Bylaws also specify the information that must accompany the notice.

The proxy card for the 2026 Annual Meeting will give us discretionary authority with respect to all shareholder proposals properly brought before the 2026 Annual Meeting that are not included in the Proxy Statement for the 2026 Annual Meeting.

UNIVERSAL PROXY RULES FOR DIRECTOR NOMINATIONS

In addition to satisfying the foregoing requirements under the Bylaws, shareholders who intend to solicit proxies in support of director nominees other than Conagra Brands’ nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act (including a statement that such shareholder intends to solicit the holders of shares representing at least 67% of the voting power of the Company’s shares entitled to vote on the election of directors in support of director nominees other than Conagra

CONAGRA BRANDS 2025 PROXY STATEMENT 87

ADDITIONAL INFORMATION ABOUT THE MEETING

Brands’ nominees) to comply with the universal proxy rules, which notice must be postmarked or transmitted electronically to Conagra at its principal executive offices or transmitted electronically to our Corporate Secretary no later than 60 calendar days prior to the anniversary date of the Annual Meeting (for the 2026 Annual Meeting, no later than July 19, 2026). However, if the date of the 2026 Annual Meeting is changed by more than 30 calendar days from such anniversary date, then notice must be provided by the later of 60 calendar days prior to the date of the 2026 Annual Meeting or the 10th calendar day following the day on which public announcement of the date of the 2026 Annual Meeting is first made by Conagra Brands.

ADDRESS FOR ALL NOTICES, NOMINATIONS OR PROPOSALS

Address all the applicable nominations, proposals or notices describe above to our Corporate Secretary:

Conagra Brands, Inc. Attn: Corporate Secretary 222 W. Merchandise Mart Plaza Suite 1300 Chicago, Illinois 60654	corporate.secretary@conagra.com

88 CONAGRA BRANDS 2025 PROXY STATEMENT

APPENDIX A

Appendix A – Reconciliation of GAAP and Non-GAAP Information

This Proxy Statement contains certain non-GAAP financial measures, including adjusted operating margin, adjusted earnings per share, organic net sales, free cash flow and conversion, and net debt. Management considers GAAP financial measures as well as non-GAAP financial measures in its evaluation of the Company’s financial statements and believes these non-GAAP measures provide useful supplemental information to assess the Company’s operating performance and financial position. These measures should be viewed in addition to, and not in lieu of, the Company’s diluted earnings per share, operating performance, and financial measures as calculated in accordance with GAAP. Please see our Annual Report on Form 10-K for the fiscal year ended May 25, 2025 for a reporting of our financial results in accordance with GAAP.

Certain of these non-GAAP measures, such as net leverage ratio, are forward-looking. Historically, the Company has excluded the impact of certain items impacting comparability, such as, but not limited to, restructuring expenses, the impact of the extinguishment of debt, the impact of foreign exchange, the impact of acquisitions and divestitures, hedging gains and losses, impairment charges, the impact of legacy legal contingencies, and the impact of unusual tax items, from the non-GAAP financial measures it presents. Reconciliations of these forward-looking non-GAAP financial measures are not provided because the Company is unable to provide such reconciliations without unreasonable effort, due to the uncertainty and inherent difficulty of predicting the occurrence and the financial impact of such items impacting comparability and the periods in which such items may be recognized. For the same reasons, the Company is unable to address the probable significance of the unavailable information, which could be material to future results.

The following information is provided to reconcile the non-GAAP financial measures disclosed in this Proxy Statement to their most directly comparable GAAP measures.

CONAGRA BRANDS, INC.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO REPORTED FINANCIAL MEASURES

(IN MILLIONS EXCEPT FOR EPS)

Adjusted Operating Margin and Adjusted EPS

		Diluted EPS from Income
		Attributable to Conagra Brands,
FY25	Operating Profit	Inc. Common Stockholders
Reported	$1,364.6	$2.40
% of Net Sales	11.8%
Restructuring plans	101.7	0.16
Loss on sale of business	2.3	—
Corporate hedging derivative losses (gains)	(8.2)	(0.01)
Fire related insurance recoveries, net	(17.0)	(0.03)
Consulting fees on tax matters	2.0	—
Legal matters, net of recoveries	88.7	0.14
Brand impairment charges	72.1	0.12
Impairment of business held for sale	27.2	0.05
Acquisitions and divestitures	1.1	—
Ardent JV restructuring activities	—	0.01
Valuation allowance adjustment	—	(0.53)
Pension settlement gain	—	(0.02)
Rounding	—	0.01
Adjusted	$1,634.5	$2.30
% of Net Sales	14.1%

CONAGRA BRANDS 2025 PROXY STATEMENT A-1

APPENDIX A

Organic Net Sales

FY25
Net Sales	$11,612.8
Impact of foreign exchange	57.2
Net sales from acquired businesses	(40.0)
Net sales from divested businesses	(23.6)
Organic Net Sales	$11,606.4

Free Cash Flow Conversion Rate

FY25
Net income attributable to Conagra Brands, Inc.	$1,152.4
Restructuring plans	77.0
Acquisitions and divestitures	0.9
Corporate hedging derivative losses (gains)	(6.2)
Fire related insurance recoveries, net	(12.8)
Consulting fees on tax matters	1.5
Pension settlement gain and valuation adjustment	(9.8)
Impairment of businesses held for sale	22.9
Goodwill and brand impairment charges	55.4
Loss on sale of business	1.5
Legal matters, net of recoveries	67.0
Ardent JV restructuring activities	5.5
Valuation allowance adjustment	(253.5)
Adjusted Net income attributable to Conagra Brands, Inc.	$1,101.8

Net cash flows from operating activities	$1,691.9
Additions to property, plant and equipment	(389.3)
Free cash flow	$1,302.6

Free cash flow conversion rate	118%

A-2 CONAGRA BRANDS 2025 PROXY STATEMENT

APPENDIX A

Net Debt

FY25
Notes payable	$804.7
Current installments of long-term debt	1,028.8
Senior long-term debt, excluding current installments	6,234.1
Total Debt	$8,067.6
Less: Cash	68.0
Net Debt	$7,999.6

FY24
Notes payable	$928.4
Current installments of long-term debt	20.3
Senior long-term debt, excluding current installments	7,492.6
Total Debt	$8,441.3
Less: Cash	77.7
Net Debt	$8,363.6

.

CONAGRA BRANDS 2025 PROXY STATEMENT A-3

FY25 Product Innovation

FY25 brought another strong year of product innovations.
Here's a sample of what we put on shelves.

ALEXIA
PARMESAN TRUFFLE BROCCOLI
ANDY CAPP'S
FIRE TOTS
MEGA FILETS
BIRDS EYE
Garlic Herb Baby Potatoes
FAMILY SIZE
BIRDS EYE
Maple Glazed CARROTS
BLAKE'S
BBQ SEASONED PORK
DAVID
HONEY ROASTED
Jumbo
Dolly
MACARONI & CHEESE
evol.
GARLIC HERB STEAK
FATTY
ORIGINAL
gardein
ULTIMATE PLANT-BASED MEATBALLS
glutino
Healthy Choice
CREAMY MARINARA CHICKEN
Healthy Choice
POWER BOWLS
RICED CAULI-FLOWER
Marie Callender's
TENNESSEE PRIDE
Fully Cooked MILD
Orville Redenbacher's
Kettle Corn
P.F. CHANG'S
CRISPY SESAME CHICKEN
Slim Jim
BITES
ORIGINAL
Vlasic
Pickle Balls

Visit ConagraBrands.com for a full list of our leading brands.

Annual Meeting and Important Voting Information

When

Wednesday,
September 17, 2025

Where

Online at
www.virtualshareholdermeeting.com/CAG/2025

Who May Vote

Mail

If you received paper copies of our proxy materials, by completing, signing, dating and returning (in the postage paid envelope provided) the enclosed proxy card or voting instruction form

Internet

Go to www.proxyvote.com and follow the instructions

Telephone

Call (toll-free, 24/7):

Mobile Device

YOUR VOTE IS IMPORTANT.
Carefully review the proxy materials and vote your shares as promptly as possible, even if you plan to attend the virtual meeting.

CONAGRA™
• BRANDS •

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. V77416-P36216 1a. Anil Arora 1b. Thomas K. Brown 1c. Emanuel Chirico 1d. Sean M. Connolly 1e. George Dowdie 1f. Francisco J. Fraga 1g. Richard H. Lenny 1h. Melissa Lora 1i. Ruth Ann Marshall 1j. Denise A. Paulonis For Against Abstain For Against Abstain For Against Abstain ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! CONAGRA BRANDS, INC. 1. Election of Directors The Board of Directors recommends a vote FOR each of the following nominees for director: Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. NOTE: The shares will be voted as directed, or if no direction is indicated, as described on the reverse side of this proxy card. 2. Advisory vote to approve named executive officer compensation 3. Ratification of the appointment of KPMG LLP as our independent auditor for fiscal 2026 The Board of Directors recommends you vote FOR proposal 2. The Board of Directors recommends you vote FOR proposal 3. SCAN TO VIEW MATERIALS & VOTEw 222 W. MERCHANDISE MART PLAZA SUITE 1300 CHICAGO, ILLINOIS 60654 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above 1. Read the accompanying Proxy Statement and this proxy card. 2. Go to the Website www.proxyvote.com. 3. Follow the instructions. During The Meeting - Go to www.virtualshareholdermeeting.com/CAG2025 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 1. Read the accompanying Proxy Statement and this proxy card. 2. Call toll free at 1-800-690-6903. 3. Follow the recorded instructions. VOTE BY MAIL 1. Read the accompanying Proxy Statement and this proxy card. 2. Complete, sign, and date your proxy card. 3. Return your proxy card in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. If you vote by Phone or Internet, please do not mail this Proxy Card.

V77417-P36216 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report and Notice & Proxy Statement are available at www.proxyvote.com. Conagra Brands, Inc. 2025 Annual Meeting of Shareholders Wednesday, September 17, 2025 Noon CDT www.virtualshareholdermeeting.com/CAG2025 PROXY - CONAGRA BRANDS, INC. Please vote and sign on reverse side. This Proxy is Solicited by the Board of Directors for the September 17, 2025 Annual Meeting of Shareholders. The undersigned appoints each of Sean M. Connolly and Carey L. Bartell as proxies, with full power of substitution, to vote all shares of common stock of Conagra Brands, Inc. that the undersigned would be entitled to vote at the Annual Meeting of Shareholders and any adjournments or postponements thereof. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH YOUR SPECIFIC INSTRUCTIONS AS INDICATED ON THE REVERSE SIDE OF THIS PROXY. IF YOU SIGN AND RETURN YOUR PROXY BUT DO NOT CHECK THE APPROPRIATE BOX FOR A PARTICULAR ITEM, THE PROXIES WILL VOTE THE SHARES FOR EACH NOMINEE LISTED IN ITEM 1, FOR ITEMS 2 AND 3, AND AS RECOMMENDED BY THE BOARD OF DIRECTORS IN CONNECTION WITH SUCH OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OF SHAREHOLDERS. If you wish to vote by mailing this proxy card, please mark the boxes accordingly, indicate the date, sign your name exactly as it appears on this card, and return it in the enclosed envelope. When signing as attorney, executor, administrator, trustee, guardian, or officer of a corporation, please give your full title as such. Information on telephonic and Internet voting is on the reverse side of this proxy card. You may also vote via telephone or the Internet. Please see the reverse side of this card for information about telephonic or Internet voting. Your telephone or Internet voting instruction authorizes the named proxies to vote these shares in the same manner as if you marked, signed, and returned this proxy card. Whether you vote by mail, telephone, or via the Internet, your vote must be returned by 11:59 p.m. (ET) on September 16, 2025. Continued and to be signed on reverse side

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED. V77418-P36216 1a. Anil Arora 1b. Thomas K. Brown 1c. Emanuel Chirico 1d. Sean M. Connolly 1e. George Dowdie 1f. Francisco J. Fraga 1g. Richard H. Lenny 1h. Melissa Lora 1i. Ruth Ann Marshall 1j. Denise A. Paulonis For Against Abstain ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! CONAGRA BRANDS, INC. 1. Election of Directors The Board of Directors recommends a vote FOR each of the following nominees for director: Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. NOTE: The shares will be voted as directed, or if no direction is indicated, as described on the reverse side of this voting instruction card. For Against Abstain For Against Abstain ! ! ! ! ! ! 2. Advisory vote to approve named executive officer compensation 3. Ratification of the appointment of KPMG LLP as our independent auditor for fiscal 2026 The Board of Directors recommends you vote FOR proposal 2. The Board of Directors recommends you vote FOR proposal 3. SCAN TO VIEW MATERIALS & VOTEw 222 W. MERCHANDISE MART PLAZA SUITE 1300 CHICAGO, ILLINOIS 60654 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above 1. Read the accompanying Proxy Statement and this voting instruction card. 2. Go to the Website www.proxyvote.com. 3. Follow the instructions. During The Meeting - Go to www.virtualshareholdermeeting.com/CAG2025 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 1. Read the accompanying Proxy Statement and this voting instruction card. 2. Call toll free at 1-800-690-6903. 3. Follow the recorded instructions. VOTE BY MAIL 1. Read the accompanying Proxy Statement and this voting instruction card. 2. Complete, sign, and date your voting instruction card. 3. Return your voting instruction card in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. If you vote by Phone or Internet, please do not mail this Voting Instruction Card.

V77419-P36216 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report and Notice & Proxy Statement are available at www.proxyvote.com. Conagra Brands, Inc. 2025 Annual Meeting of Shareholders Wednesday, September 17, 2025 Noon CDT www.virtualshareholdermeeting.com/CAG2025 VOTING INSTRUCTION CARD - CONAGRA BRANDS, INC. Please vote and sign on reverse side. This Voting Instruction Card is Solicited by the Board of Directors for the September 17, 2025 Annual Meeting of Shareholders. As a participant in the Conagra Brands Employee Stock Purchase Plan (the "ESPP"), I hereby direct Computershare, as Trustee, to vote all shares of common stock I hold in this plan account in accordance with the instructions set forth on the reverse side. THE SHARES REPRESENTED BY THIS VOTING INSTRUCTION CARD WILL BE VOTED IN ACCORDANCE WITH YOUR SPECIFIC INSTRUCTIONS AS INDICATED ON THE REVERSE SIDE OF THIS CARD. IF YOU SIGN AND RETURN YOUR INSTRUCTION CARD BUT DO NOT CHECK THE APPROPRIATE BOX FOR A PARTICULAR ITEM, THE TRUSTEE WILL VOTE THE SHARES FOR EACH NOMINEE LISTED IN ITEM 1, AND FOR ITEMS 2 AND 3. If you wish to vote using this voting instruction card, please mark the boxes accordingly, sign your name exactly as it appears on this card, indicate the date, and return this card in the enclosed envelope. If you are a current or former employee of Conagra Brands, Inc. and have an interest in the ESPP, your proportionate interest as of July 23, 2025 is shown on this voting instruction card and the instructions you provide will determine how the Trustee will vote. If you do not vote, the Trustee will vote the shares in a single block in accordance with the instructions received with respect to a majority of the shares for which instructions are received, unless contrary to applicable law. You may also vote via telephone or the Internet. Please see the reverse side of this card for information about telephonic or Internet voting. Your telephone or Internet voting instruction authorizes Computershare to vote these shares in the same manner as if you marked, signed, and returned this voting instruction card. Whether you vote by mail, telephone, or via the Internet, your vote must be returned by 11:59 p.m. (ET) on September 14, 2025. Continued and to be signed on reverse side